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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
MAYTAG CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, If Other Than Registrant)

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☐	No fee required.
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403 WEST FOURTH STREET, NORTH
NEWTON, IOWA 50208

July 18, 2005

Dear Stockholder:

        I am pleased to invite you to a special meeting of stockholders of Maytag Corporation to be held on August 19, 2005, at 10:30 a.m., local time, at the Sodexho Marriott Conference Center auditorium, 600 North Second Avenue West, Newton, Iowa.

        At the special meeting, our stockholders will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of May 19, 2005, by and among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation.

        On May 19, 2005, the board of directors of Maytag approved the merger agreement which provides for the acquisition of Maytag by Triton Acquisition Holding Co., a Delaware corporation whose owners, at the closing of the merger, will consist of entities affiliated with private equity funds sponsored by Ripplewood Holdings L.L.C., private equity funds sponsored by Goldman, Sachs & Co., one or more affiliates of J. Rothschild Group Ltd and RHJ International. If the merger is completed, you will be entitled to receive $14.00 in cash, without interest, for each share of Maytag common stock you own.

        The Maytag board of directors has determined that the merger agreement is advisable, fair to and in the best interests of Maytag and its stockholders. Accordingly, the Maytag board has approved the merger agreement and recommends that you vote FOR the adoption of the merger agreement at the special meeting and FOR the authorization of the proxies to vote on such other matters as may properly come before the special meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

        We cannot complete the merger unless holders of a majority of the outstanding shares of Maytag common stock vote to adopt the merger agreement. Whether or not you plan to be present at the special meeting, you may submit your proxy in the following three ways:

  •
  you may sign and return your proxy as soon as possible in the enclosed self-addressed envelope so that your shares will be voted;

  •
  you may submit your proxy through the Internet; and

  •
  you may submit your proxy by telephone.

Details for submitting your proxy through each of the above methods are outlined in the enclosed proxy card. Your vote is very important.

        We encourage you to read the accompanying proxy statement carefully because it explains the proposed merger, the documents related to the merger and other related matters. You can also obtain other information about Maytag from documents that we have filed with the Securities and Exchange Commission.

        As many of you are already aware, on June 17, 2005, we received a preliminary non-binding proposal from Bain Capital Partners LLC, Blackstone Capital Partners IV L.P. and Haier America Trading, L.L.C. (collectively, "Haier") to acquire Maytag for $16.00 per share in cash, conditioned on, among other things, completion of due diligence. We have provided Haier with due diligence information regarding Maytag. In addition, on July 17, 2005, we received a proposal from Whirlpool Corporation to acquire Maytag for $17.00 per share, of which at least 50% would be paid in cash and the balance in shares of Whirlpool common stock, conditioned on satisfactory completion of due diligence and negotiation of a mutually acceptable definitive merger agreement. We expect to update you regarding the Haier proposal or the Whirlpool proposal prior to the stockholders meeting if there are any material developments.

Sincerely,
Ralph F. Hake Chairman and Chief Executive Officer

        This proxy statement is dated July 18, 2005 and is first being mailed to stockholders on or about July 20, 2005.

NOTICE OF SPECIAL MEETING
AND
PROXY STATEMENT

        A special meeting of the stockholders of Maytag Corporation will be held at 10:30 a.m. on August 19, 2005, at the Sodexho Marriott Conference Center auditorium, 600 North Second Avenue West, Newton, Iowa. The purpose of the meeting will be:

  1.
  to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of May 19, 2005, by and among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation, as it may be amended from time to time; and

  2.
  to transact any other business that may properly come before the meeting of stockholders or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

        Only those persons who are holders of record of Maytag common stock at the close of business on July 20, 2005, will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. Each stockholder is entitled to one vote for each share of Maytag common stock held on the record date. If you own shares through a broker or other nominee and you want to have your vote counted, you must instruct your broker or nominee to vote.

        The Maytag board of directors recommends that stockholders vote FOR the adoption of the merger agreement at the special meeting and FOR the authorization of the proxies to vote on such other matters as may properly come before the special meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

By Order of the Board of Directors,

Patricia J. Martin Secretary

Date: July 18, 2005

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the special meeting, please promptly complete, sign, date and mail the enclosed form of proxy. A self-addressed envelope is enclosed for your convenience. You may also submit your proxy through the Internet or by phone. Details are outlined in the enclosed proxy card. If you hold your shares through a broker or other nominee, you may be also able to submit your proxy through the Internet or by telephone in accordance with the instructions your broker or nominee provides. Returning a signed proxy will not prevent you from attending the meeting and voting in person, if you wish to do so.

If you plan to attend the meeting, bring your admission card, which is attached to the back of your proxy card or, if you received your proxy electronically, bring a copy of the "Special Meeting Notification" E-mail that you received that contained your account number. If your shares are held in the name of a broker, trust, bank or other nominee, you should bring a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

You should not send your stock certificates with your proxy card.

Reasonable Best Efforts	61
Indemnification	62
Conditions to the Merger	63
Termination	64
Termination Fees	66
Other Expenses	66
Amendment	67
MARKET PRICE OF MAYTAG'S COMMON STOCK AND DIVIDEND DATA	67
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	68
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS	71
SUBMISSION OF STOCKHOLDER PROPOSALS	71
OTHER MATTERS	71
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION	72

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a Maytag stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents referred to in this proxy statement.

The Special Meeting

Q.
Who sent me this proxy statement?

A.
Maytag's Board of Directors sent you this proxy statement and proxy card. The mailing of this proxy statement and proxy card will begin on or about July 20, 2005. We will pay for this solicitation. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, or telefax, in person or otherwise. These people will not receive any additional compensation for assisting in the solicitation. We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares. We will reimburse those organizations, our transfer agent and ADP Investor Communication Services for their reasonable out-of-pocket expenses in forwarding such material. We have also retained Innisfree M&A Incorporated to aid in the solicitation of proxies for a fee of $25,000 plus out-of-pocket expenses.

Q.
Why did I receive this proxy statement and proxy card?

A.
You received this proxy statement and proxy card from us because we expect that you will own our common stock as of July 20, 2005. We refer to this date as the record date. This proxy statement contains important information about the special meeting and the business to be transacted at the special meeting.

Q.
What does it mean if I receive more than one proxy card?

A.
It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may also be able to submit your proxy related to each proxy card through the Internet or by phone. Details are outlined in the enclosed proxy card.

Q.
What is the purpose of the special meeting?

A.
At the special meeting, you are being asked to vote on the following proposals:

•
to adopt the Agreement and Plan of Merger, dated as of May 19, 2005, by and among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation, as it may be amended from time to time; and

•
to transact any other business that may properly come before the meeting of stockholders or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

Q.
What vote is required to adopt the merger agreement?

A.
In order for the merger agreement to be adopted, holders of a majority of the outstanding shares of Maytag common stock must vote FOR the adoption of the merger agreement. Each share of Maytag common stock is entitled to one vote. Maytag has no other voting securities outstanding.

Q.
Who is entitled to vote at the special meeting?

A.
All stockholders who own Maytag common stock at the close of business on the record date, July 20, 2005, will be entitled to receive notice of the special meeting and to vote the shares of Maytag common stock that they held on that date at the special meeting, or any adjournments or postponements of the special meeting.

Q.
Who can attend the special meeting?

A.
All stockholders as of the record date, or their legally authorized proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you plan to attend the meeting, please bring your admission card, which is attached to the back of your proxy card. An admission card is required for admission to the meeting. If you received your proxy electronically, bring a copy of the "Special Meeting Notification" E-mail. If your shares are held in the name of a broker, trust, bank or other nominee, you should bring a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

Q.
What do I need to do now?

A.
After carefully reading and considering the information contained in this proxy statement, please submit your proxy as soon as possible. You may submit your proxy by returning the enclosed proxy. You may also submit your proxy through the Internet or by phone. Details are outlined in the enclosed proxy card. In addition, if you hold your shares through a broker or other nominee, you may be able to submit your proxy through the Internet or by telephone in accordance with instructions your broker or nominee provides. Your proxy materials include detailed information on how to submit your proxy.

The Merger

Q.
What is the proposed transaction?

A.
Triton Acquisition Holding will acquire Maytag through a cash merger by merging a subsidiary of Triton Acquisition Holding into Maytag. Triton Acquisition Holding is a Delaware corporation whose owners, at the closing of the merger, will consist of entities affiliated with private equity funds sponsored by Ripplewood Holdings L.L.C., private equity funds sponsored by Goldman, Sachs & Co., one or more affiliates of J. Rothschild Group Ltd. and RHJ International (such entities are collectively referred to as the "investor group" at the closing of the merger).

Q.
If the merger is completed, what will I receive for my common stock?

A.
You will receive $14.00 in cash, without interest, for each share of Maytag common stock you own.

Q.
Why should you vote your shares in favor of the adoption of the merger agreement?

A.
The Maytag Board of Directors is recommending the merger agreement because our board believes that the merger agreement is fair to and in the best interests of Maytag and its stockholders. To review our board's reasons for recommending the merger agreement, see pages 26 through 29.

Q.
Will I have the right to have my shares appraised if I dissent from the merger?

A.
Yes, you will have appraisal rights. If you wish to exercise your appraisal rights, you must not vote in favor of the adoption of the merger agreement and you must strictly follow the other requirements of Delaware law. A summary describing the requirements you must meet in order to exercise your appraisal rights is in the section entitled "ADOPTION OF THE MERGER AGREEMENT—Appraisal Rights" on pages 49 through 52 of this proxy statement.

Q.
How is management going to be compensated in the merger?

A.
Management has not entered into any agreements in connection with the merger. For descriptions of certain existing compensation arrangements, please see the section entitled "ADOPTION OF THE MERGER AGREEMENT—Interests of Certain Persons in the Merger" on pages 47 through 49 of this proxy statement.

Q.
When is the merger expected to be completed?

A.
We are working towards completing the merger as quickly as possible. We expect to complete the merger before December 15, 2005. The merger cannot be completed until a number of conditions are satisfied. The most important conditions are Triton Acquisition obtaining the necessary financing, adoption of the merger agreement by Maytag stockholders at the special meeting, and compliance with United States federal antitrust laws. On June 28, 2005, we and Triton Acquisition Holding filed premerger notifications with the United States antitrust authorities pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. On July 11, 2005, the Federal Trade Commission terminated the waiting period associated with the transaction.

Q.
What is the board's view of the Haier and Whirlpool proposals?

A.
On June 17, 2005, we received a preliminary non-binding proposal from Bain Capital Partners LLC, Blackstone Capital Partners IV L.P. and Haier America Trading, L.L.C. (collectively, "Haier") to acquire Maytag for $16.00 per share in cash, conditioned on, among other things, completion of due diligence. We have provided Haier with due diligence information regarding Maytag. On July 17, 2005, we received a proposal from Whirlpool Corporation to acquire Maytag for $17.00 per share, of which at least 50% would be paid in cash and the balance in shares of Whirlpool common stock, conditioned on satisfactory completion of due diligence and negotiation of a mutually acceptable definitive merger agreement. We expect to update you regarding the Haier proposal or the Whirpool proposal prior to the stockholders meeting if there are any material developments. The Maytag Board of Directors continues to recommend the Triton Acquisition Holding transaction.

Q.
What will the name of the new company be?

A.
The name of the company will continue to be Maytag Corporation.

Q.
Should I send in my stock certificates now?

A.
No. After the merger is completed, Triton Acquisition Holding will send you written instructions for exchanging your Maytag stock certificates. You must return your Maytag stock certificates as described in the instructions. You will receive your cash payment as soon as practicable after Triton Acquisition Holding receives your stock certificates, together with the documents requested in the instructions.

Q.
Will I owe taxes as a result of the merger?

A.
The merger will be a taxable transaction for all holders of Maytag common stock for U.S. federal income tax purposes. As a result, the cash you receive in the merger for your shares of Maytag common stock will be subject to United States federal income tax and also may be taxed under applicable state, local and foreign income and other tax laws. In general, you will recognize gain or loss equal to the difference between (1) the amount of cash you receive in the merger and (2) the aggregate adjusted tax basis of your shares of Maytag common stock. Gain or loss will be calculated separately for each block of stock converted to cash in the merger. Refer to the section entitled "ADOPTION OF THE MERGER AGREEMENT—Certain Material U.S. Federal Income Tax Consequences" on pages 45 through 46 of this proxy statement for a more detailed explanation of the tax consequences of the merger. You are urged to consult your own tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for Maytag common stock pursuant to the merger.

Q.
Where can I find more information about Maytag Corporation?

A.
We file reports, proxy statements and other information with the Securities and Exchange Commission. The filings are available to the public at the Commission's website http://www.sec.gov. Our website, http://www.maytagcorp.com, has copies of these filings as well under the heading "Financial Center." Our common stock is listed on the New York Stock Exchange under the symbol "MYG" and you may inspect our Securities and Exchange Commission filings at the Commission's public reference facilities and at the offices of the New York Stock Exchange. For a more detailed description of the information available, please see the section entitled "WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION" on page 72 of this proxy statement.

v

FORWARD-LOOKING STATEMENTS

        This proxy statement may contain statements that are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of the terms: "expect(s)," "intend(s)," "may impact," "plan(s)," "should," "believe(s)," "anticipate(s)," "on track," or similar terms. We or our representatives may also make similar forward-looking statements from time to time orally or in writing. The reader is cautioned that these forward-looking statements are subject to a number of risks, uncertainties, or other factors that may cause (and in some cases have caused) actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

  •
  Maytag may be unable to obtain the Maytag stockholder approval required for the merger;

  •
  Maytag may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the merger;

  •
  Triton Acquisition Holding and Triton Acquisition may be unable to obtain the requisite financing required to close the merger;

  •
  uncertainty as to the timing of obtaining regulatory approvals;

  •
  conditions to the closing of the merger may not be satisfied or the merger agreement may be terminated prior to closing;

  •
  Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals;

  •
  the merger may involve unexpected costs or unexpected liabilities;

  •
  the credit ratings of Maytag or its subsidiaries may be different from what the parties expect;

  •
  the businesses of Maytag may suffer as a result of uncertainty surrounding the merger;

  •
  the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and

  •
  Maytag may be adversely affected by other economic, business, and/or competitive factors.

        These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. Our company operates in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors nor can we assess the impact, if any, of such factors on our financial position or our results of operations. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

        Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission, which are available at www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        All information contained in this proxy statement specifically relating to the identity and nature of the business of Triton Acquisition Holding Co., Triton Acquisition Co. and the investor group has been supplied by Triton Acquisition Holding.

SUMMARY

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you as a Maytag stockholder. Accordingly, we encourage you to carefully read this entire document and the documents to which we have referred you.

The Companies (page 12)

Maytag Corporation
403 West Fourth Street, North
Newton, Iowa 50208
(641) 792-7000

        Maytag Corporation ("Maytag" or "company") is a $4.7 billion home and commercial appliances company focused in North America and in targeted international markets. Maytag's primary brands are Maytag®, Hoover®, Jenn-Air®, Amana®, Dixie-Narco® and Jade®.

Triton Acquisition Holding Co.
c/o Ripplewood Holdings L.L.C.
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
(212) 218-2769

        Triton Acquisition Holding Co. ("Triton Acquisition Holding"), a Delaware corporation, was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement, including arranging the related financing transactions. At the closing of the merger, Triton Acquisition Holding's owners will consist of entities affiliated with private equity funds sponsored by Ripplewood Holdings L.L.C., private equity funds sponsored by Goldman, Sachs & Co., one or more affiliates of J. Rothschild Group Ltd. and RHJ International. Triton Acquisition Holding has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement.

        Immediately following the closing of the merger, Triton Acquisition Holding will be owned approximately as follows:

  •
  35.56% by entities affiliated with Ripplewood Partners II, L.P. and one or more other private equity funds sponsored by Ripplewood Holdings L.L.C. Ripplewood Holdings is a leading private equity firm established by Timothy C. Collins in 1995. To date, Ripplewood has invested in transactions with an aggregate enterprise value of $12 billion, focusing on investments in the United States and Japan;

  •
  35.56% by RHJ International. RHJ International (Euronext: RHJI) is a limited liability company organized under the laws of Belgium, having its registered office in Avenue Louis 326, 1050 Brussels, Belgium. It is a diversified holding company focused on creating long-term value for its shareholders by acquiring and operating businesses in attractive industries in Japan and elsewhere;

  •
  22.22% by GS Capital Partners V Fund, L.P. and one or more other private equity funds sponsored by Goldman, Sachs & Co. GS Capital Partners V Fund, L.P., together with certain affiliated funds, currently serves as Goldman, Sachs & Co.'s primary investment vehicle for direct private equity investing. GS Capital Partners V Fund was raised in April 2005 with $8.5 billion of capital commitments and is managed by the Principal Investment Area of Goldman Sachs. Goldman Sachs, directly and indirectly through its various Principal Investment

    Area managed investment partnerships, has invested over $16 billion in over 500 companies since 1986 and manages a diversified global portfolio; and

  •
  6.66% by one or more affiliates of J. Rothschild Group Ltd., an investment vehicle of the J. Rothschild Group of Companies, which includes RIT Capital Partners plc (LSE: RCP), a diversified investment trust, and family and charitable trusts associated with Lord Rothschild.

Triton Acquisition Co.
c/o Ripplewood Holdings L.L.C.
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
(212) 218-2769

        Triton Acquisition Co. ("Triton Acquisition") is a Delaware corporation and a wholly-owned subsidiary of Triton Acquisition Holding. Triton Acquisition was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement, including arranging the related financing transactions. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement.

The Special Meeting

Date, Time and Place (page 9)

        The special meeting will be held on August 19, 2005, at 10:30 a.m., local time, at the Sodexho Marriott Conference Center auditorium, 600 North Second Avenue West, Newton, Iowa.

Matters to be Considered (page 9)

        You will be asked to consider and vote upon a proposal to adopt the merger agreement and to consider any other matters that properly come before the meeting of stockholders or any adjournment or postponement thereof, including any procedural matters in connection with the special meeting, such as adjournment of the special meeting.

Record Date and Voting (page 9)

        If you own shares of Maytag common stock at the close of business on July 20, 2005, the record date for the special meeting, you will be entitled to vote at the special meeting. You have one vote for each share of Maytag common stock owned on the record date. As of July 12, 2005, there were 79,918,192 outstanding shares of Maytag common stock.

Required Vote (page 9)

        Adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Maytag common stock.

Voting by Proxy (page 10)

        If you are a registered stockholder (that is, if you hold your Maytag common stock in certificate form) or if you own Maytag common stock through your participation in Maytag's Employee Discount Stock Purchase Plan or Maytag's Dividend Reinvestment and Stock Purchase Plan, you may submit your proxy by returning the enclosed proxy, or by telephone or through the Internet by following the instructions included with the enclosed proxy.

        If you participate in the Maytag Corporation Salary Savings Plan (401(k)) and/or the Maytag Corporation Employee Stock Ownership Plan (ESOP), you may direct the trustee how to vote the number of shares of Maytag common stock that are credited to your account as of July 20, 2005, the record date. You can direct the trustee by completing and returning your proxy card or by telephone or through the Internet in accordance with the instructions provided with respect to the 401(k)/ESOP. All voting instructions for your 401(k)/ESOP account, whether by mail, telephone or Internet, must be received no later than August 16, 2005 in order to be processed in a timely manner.

        If you hold your shares through a broker or other nominee, you should follow the separate voting instructions, if any, provided by the broker or other nominee with the proxy statement. Your broker or nominee may provide proxy submission through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

Revocability of Proxy (page 10)

        You may revoke your proxy at any time before it is voted, except as otherwise described below. If you have not voted through your broker or other nominee, you may revoke your proxy before it is voted by:

  •
  filing with our Secretary a written notice of revocation which is dated a later date than your proxy;

  •
  submitting a duly executed proxy bearing a later date;

  •
  submitting a new proxy by telephone or through the Internet at a later time, but not later than 11:59 p.m. (Eastern Time) on August 18, 2005 or the day before the meeting date, if the special meeting is adjourned or postponed; or

  •
  voting in person at the special meeting.

        To change your proxy with respect to shares held in your 401(k)/ESOP account, you can submit a later-dated proxy card or submit a proxy again by telephone or through the Internet. The last instruction given to the trustee prior to the deadline described above is final, and you cannot change or revoke that instruction or vote in person at the meeting.

        Simply attending the special meeting will not constitute revocation of a proxy. If your shares are held in street name, you should follow the instructions of your broker or nominee regarding revocation of proxies. If your broker or nominee allows you to submit a proxy by telephone or the Internet, you may be able to change your vote by submitting a proxy again by the telephone or the Internet.

Shares Owned by Maytag Directors and Executive Officers (page 11)

        As of June 1, 2005, our directors and executive officers owned approximately 4.07% of the outstanding shares of Maytag common stock excluding options.

Maytag Board's Recommendation to Stockholders Regarding the Merger (page 26)

        Our board of directors has approved the merger agreement, and determined that the merger agreement is advisable, fair to and in the best interests of Maytag and its stockholders. Our board recommends that stockholders vote FOR adoption of the merger agreement at the special meeting and FOR the authorization of the proxies to vote on such other matters as may properly come before the special meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

The Merger

Structure of the Merger (page 53)

        Upon the terms and subject to the conditions of the merger agreement, Triton Acquisition, a subsidiary of Triton Acquisition Holding, will be merged with and into Maytag. As a result of the merger, we will become a wholly-owned subsidiary of Triton Acquisition Holding.

Merger Consideration (page 53)

        In the merger, you will receive $14.00 in cash for each share of Maytag common stock you hold immediately prior to the merger, without interest. Maytag stock options will become vested and will be exercisable solely for the right to receive $14.00 in cash, without interest.

Financing (page 42)

        Maytag and the investor group estimate that the total amount of funds necessary to consummate the merger and related transactions (including payment of the aggregate merger consideration and the repayment or refinancing of certain existing indebtedness (including replacing, supporting or cash collateralizing existing letters of credit and payment of related fees and expenses)) will be approximately $1.65 billion, which is expected to be funded by the following, (a) borrowings by Triton Acquisition under a new senior secured revolving credit facility, (b) either borrowings by Triton Acquisition under a new senior secured bridge facility or the issuance by Triton Acquisition of senior secured notes (secured by the same collateral (and in the same manner) as the new senior secured bridge facility) in a public offering or in a Rule 144A or other private placement, (c) equity financing from the investor group and (d) certain cash on the balance sheet of Maytag.

        In connection with the signing of the merger agreement, Triton Acquisition entered into a debt commitment letter with Citigroup Global Markets Inc., Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc., which governs the establishment of a $900 million senior secured revolving credit facility (the "senior secured credit facility") and a $750 million senior secured bridge facility (the "senior secured bridge facility," and together with the senior secured credit facility, the "Facilities"), the proceeds of which will be available to finance the transactions contemplated by the merger agreement, to refinance certain existing indebtedness (including replacing, supporting or cash collateralizing existing letters of credit) and pay related fees and expenses on the closing of the merger and, with respect to the senior secured credit facility, thereafter, for the working capital needs and general corporate purposes of Triton Acquisition and its subsidiaries, including permitted acquisitions.

        The debt commitment letter and each of the Facilities are subject to the satisfaction or waiver of a number of conditions and are subject to termination on the earliest of (a) December 15, 2005, (b) the funding of the initial loans under the definitive loan documents on the closing of the merger and (c) the date the merger agreement is terminated.

        In addition, Triton Acquisition Holding has obtained an aggregate of $450 million in equity commitments from the investor group.

        Triton Acquisition Holding and Triton Acquisition have agreed to use their reasonable best efforts to obtain the proceeds of the debt and equity financing on the terms and conditions described in the commitment letters.

Conditions to the Merger (page 63)

        Before the merger can be completed, a number of conditions must be satisfied. These include:

  •
  receipt by Triton Acquisition of the proceeds from the Facilities required to consummate the merger, to refinance certain existing indebtedness of Maytag and to pay related fees and expenses. In this regard, the obligations of the lenders are subject to a number of conditions, including the consummation of the equity financing (see Financing—The Debt Financing);

  •
  adoption of the merger agreement by holders of a majority of the outstanding shares of Maytag common stock;

  •
  any applicable waiting period (or any extension) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has been terminated or has expired;

  •
  any consents and filings required to be made prior to the closing of the merger under any foreign antitrust laws, the absence of which would reasonably be expected to have a material adverse effect on Maytag or result in a criminal violation, have been obtained or made;

  •
  the absence of any legal prohibitions against the merger;

  •
  material compliance with our representations and warranties and agreements under the merger agreement;

  •
  receipt of a solvency opinion reasonably satisfactory to Maytag and Triton Acquisition Holding from a nationally recognized financial advisor opining that both immediately prior to the effective time of the merger and on a pro forma basis immediately after giving effect to the consummation of the merger and the transactions contemplated thereby, Maytag and the corporation surviving the merger, as applicable, shall be solvent;

  •
  the absence of certain legal proceedings and the absence of a requirement to pay material amounts related thereto, as described in the merger agreement; and

  •
  other customary conditions specified in the merger agreement.

        We expect to complete the merger shortly after all of the conditions to the merger have been satisfied or waived. We expect to complete the merger before December 15, 2005, but we cannot be certain when or if the conditions will be satisfied or, to the extent permitted, waived.

Opinion of Lazard Frères & Co. LLC (page 29 and Appendix B)

        Lazard Frères & Co. LLC has delivered its opinion, dated May 19, 2005, to the Maytag board of directors that as of such date, the consideration to be paid to the holders of Maytag common stock in the merger was fair to such holders from a financial point of view. A copy of the opinion is attached to this proxy statement as Appendix B. Stockholders are urged to read the Lazard opinion in its entirety. Lazard provided its opinion for the information and assistance of Maytag's board of directors in connection with its consideration of the merger. The Lazard opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the merger agreement.

Termination of the Merger Agreement (page 64)

        We, Triton Acquisition Holding and Triton Acquisition may agree in writing to terminate the merger agreement at any time without completing the merger, even after our stockholders have adopted it. The merger agreement may also be terminated at any time prior to the effective time of the merger under specified circumstances, including:

  •
  if the merger is not consummated by December 15, 2005, unless the failure is the result of a willful and material breach of the merger agreement by the party seeking to terminate the merger agreement;

  •
  if any governmental entity issues a final order preventing the merger;

  •
  if our stockholders fail to adopt the merger agreement at the special meeting;

  •
  if the other party to the merger agreement has breached or failed to perform in any material respects any of its representations, warranties or covenants, which breach would give rise to a failure of a condition to the terminating party's obligation to close and cannot be or has not been cured by December 15, 2005 (provided that the party seeking termination is not then in willful and material breach of any representation, warranty or covenant);

  •
  by Triton Acquisition Holding, if our board of directors has (a) withdrawn or modified, or publicly proposed to withdraw or modify, its approval or recommendation of the merger agreement or the merger in a manner adverse to Triton Acquisition Holding or Triton Acquisition, (b) failed to recommend to our stockholders that they adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, or (c) approved or recommended, or publicly proposed to approve or recommend, any company takeover proposal (as defined in the section entitled "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals");

  •
  by Triton Acquisition Holding, if (a) Maytag or any of its representatives knowingly takes any of the actions that would be proscribed by the provisions described in the section entitled "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals" but for the exceptions therein allowing certain actions to be taken pursuant to the provisions described in the fourth paragraph or the second sentence of the sixth paragraph under the section entitled "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals," unless such action has only an immaterial effect on Triton Acquisition Holding or (b) Maytag gives Triton Acquisition Holding the notification contemplated by clause (e)(iii) under the section entitled "THE MERGER AGREEMENT—Termination;"

  •
  if, prior to receipt of the Maytag stockholder approval, our board of directors has received a superior company proposal (as defined in the section entitled "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals") and the board of directors and Maytag have satisfied each of the prerequisite steps for terminating the agreement described in clause (e) of the section entitled "THE MERGER AGREEMENT—Termination."

Termination Fees if the Merger Is Not Completed (page 66)

        We must pay Triton Acquisition Holding a termination fee of $40 million if the merger agreement is terminated because:

  •
  Triton Acquisition Holding terminates the merger agreement for any of the reasons described in the fifth and sixth bullet of the section entitled "—Termination of the Merger Agreement" above;

  •
  After the date of the merger agreement and prior to the termination of the merger agreement,

  (a)
  any person makes a proposal (A) for a merger or other business combination involving Maytag, (B) for the issuance by Maytag of over 40% of its equity securities as consideration for the assets or securities of another person, or (C) to acquire over 40% of the equity securities or assets of Maytag, or amends such a proposal made prior to May 19, 2005;

  (b)
  the merger agreement is terminated as a result of (A) the failure of the merger to occur prior to December 15, 2005 (and prior to such termination Maytag shall have breached or failed to perform any of its covenants or agreements set forth in the merger agreement), (B) Maytag's stockholders failure to adopt the merger agreement at a duly held meeting of the stockholders and prior to such Maytag stockholder meeting a proposal described in clause (a) is publicly announced, or (C) Maytag's material breach of its representations or covenants under the merger agreement such that the applicable condition would not be satisfied, and such breach cannot be cured by December 15, 2005 (provided that Triton Acquisition Holding is not then in willful and material breach of the merger agreement); and

  (c)
  prior to the twelve-month anniversary of the termination, Maytag enters into a definitive agreement or consummates a transaction contemplated by a proposal described in clause (a).

  •
  Maytag terminates the merger agreement for the reason described in the last bullet of the section entitled "—Termination of the Merger Agreement" above in connection with its receipt of a superior company proposal.

Interests of Certain Persons in the Merger (page 47)

        Our directors and executive officers have interests in the merger that are different from, or in addition to, their interests as Maytag stockholders. These interests include:

  •
  Vesting and cash-out of all unvested Maytag equity and other long-term compensation awards, including those held by our directors and current and former executive officers, which based on holdings as of July 13, 2005 would result in an aggregate cash payment to our directors and current and former executive officers of $7,743,143.

  •
  Agreements with our current and former executive officers that provide for change of control severance benefits in the event of certain qualifying terminations of employment in connection with or following the merger. The estimated aggregate cash severance benefit under these agreements, assuming all current and former executive officers incurred a qualifying termination of employment following the merger on December 31, 2005, would be $26,556,700. Each current and former executive officer would also receive certain ancillary severance benefits and would be eligible for tax gross-up payments in reimbursement for change of control excise taxes imposed on the severance payments and benefits, unless the value of the payments and benefits does not exceed 110% of the maximum amount payable without triggering any such taxes, in which case the payments and benefits are reduced to such maximum amount.

  •
  Maytag directors and officers are entitled to continued indemnification and insurance coverage under the merger agreement.

Regulatory Matters (page 46)

        Under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), the merger may not be completed until we and Triton Acquisition Holding have made certain filings with the Federal Trade Commission and the United States Department of Justice and the applicable waiting period has expired or been terminated. On June 28, 2005, we and Triton Acquisition Holding filed notification reports under the HSR Act with the Federal Trade Commission and the Department of Justice. On July 11, 2005, the Federal Trade Commission terminated the waiting period. In addition, we are currently in the process of reviewing whether other filings or approvals may be required or desirable in other jurisdictions, including Canada or Mexico. While we believe that we will receive the requisite approvals and clearances for the merger, we cannot assure you that a challenge to the merger on antitrust grounds will not be made or, if a challenge is made, of the result, nor can we assure you that Triton Acquisition Holding and Maytag will obtain the regulatory approvals necessary to complete the merger or that the granting of these approvals will not involve the imposition of conditions on completion of the merger or require changes to the terms of the merger. These conditions or changes could result in the conditions to the merger not being satisfied. Under the merger agreement, each of Maytag and Triton Acquisition Holding has agreed to use its reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to obtain the antitrust approvals necessary to consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions contemplated by the merger agreement.

Certain Material U.S. Federal Income Tax Consequences (page 45)

        The merger will be a taxable transaction to Maytag stockholders for U.S. federal income tax purposes. For United States federal income tax purposes, you will generally recognize gain or loss from the merger in an amount determined by the difference between the cash you receive in the merger and the aggregate adjusted tax basis in your Maytag common stock.

Appraisal Rights (page 49 and Appendix C)

        Under Delaware law, if you do not vote for adoption of the merger agreement and comply with the other statutory requirements of the Delaware General Corporation Law, you may elect to receive, in cash, the judicially determined fair value of your shares of stock in lieu of the $14.00 merger consideration.

Market Price of Maytag Common Stock (page 67)

        Our common stock is listed on the New York Stock Exchange under the trading symbol "MYG." On May 5, 2005, the date Ripplewood submitted its $14.00 per share offer price, Maytag's common stock closed at $10.15 per share. On May 19, 2005, which was the last trading day before Maytag announced the signing of the merger agreement, the Maytag common stock closed at $11.56 per share. On July 15, 2005, which was the last trading day before the date of this proxy statement, Maytag's common stock closed at $15.45 per share.

THE SPECIAL MEETING

General

        This proxy statement is being furnished to Maytag stockholders as part of the solicitation of proxies by the Maytag board of directors for use at the special meeting to be held at 10:30 a.m., local time, on August 19, 2005, at the Sodexho Marriott Conference Center auditorium, 600 North Second Avenue West, Newton, Iowa.

Matters to Be Considered

        The purpose of the special meeting will be:

  1.
  to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of May 19, 2005, by and among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation, as it may be amended from time to time; and

  2.
  to transact any other business that may properly come before the meeting of stockholders or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

Record Date and Quorum

        The holders of record of Maytag common stock as of the close of business on July 20, 2005 will be entitled to receive notice of, and to vote at, the special meeting. As of July 12, 2005, there were 79,918,192 shares of Maytag common stock outstanding.

        The holders of a majority of the outstanding shares of Maytag common stock on July 20, 2005, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Any shares of Maytag common stock held in treasury by Maytag or by any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum. Abstentions and "broker non-votes" will be treated as present for purposes of determining the presence of a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting, unless the holder is present solely to object at the beginning of the special meeting to the transaction of any business because the meeting is not lawfully called or convened. However, if a new record date is set for the adjourned or postponed special meeting, then a new quorum will have to be established.

Required Vote

        Each outstanding share of Maytag common stock on July 20, 2005 entitles the holder to one vote at the special meeting. Completion of the merger requires, among other conditions, the adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of Maytag common stock. In order for your shares of Maytag common stock to be included in the vote, you must submit your proxy for your shares by returning the enclosed proxy, or by telephone or through the Internet by following the instructions included with your proxy card, or you must vote in person at the special meeting. If you hold your shares through a broker or other nominee, you may receive separate voting instructions with the proxy statement. Your broker or nominee may provide proxy submission through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

        Because the affirmative vote of the holders of a majority of the outstanding shares of Maytag common stock is needed to adopt the merger agreement, the failure to submit your proxy or vote in person will have the same effect as a vote against the adoption of the merger agreement. Abstentions and broker non-votes also will have the same effect as a vote against the adoption of the merger agreement. Accordingly, the Maytag board of directors urges stockholders to complete, date, sign and return the accompanying proxy card, or to submit a proxy by telephone or through the Internet by following the instructions included with your proxy card, or, in the event you hold your shares through a broker or other nominee, by following the separate voting instructions received from your broker or nominee.

Voting by Proxy; Revocability of Proxy

        Each copy of this document mailed to Maytag stockholders is accompanied by a form of proxy and a self-addressed envelope.

        If you are a registered stockholder (that is, if you hold your Maytag common stock in certificate form) or if you own Maytag common stock through your participation in Maytag's Employee Discount Stock Purchase Plan and/or Maytag's Dividend Reinvestment and Stock Purchase Plan, you should either complete and return the proxy card accompanying this document, or submit a proxy by telephone or through the Internet by following the instructions included with your proxy card, in each case, to ensure that your vote is counted at the special meeting, or at any adjournment or postponement thereof, regardless of whether you plan to attend the special meeting.

        If you participate in the Maytag Corporation Salary Savings Plan (401(k)/ESOP), you may direct the trustee how to vote the number of shares of Maytag common stock that are credited to your account as of July 20, 2005, the record date. You can direct the trustee by completing and returning your proxy card or by telephone or through the Internet, in accordance with the instructions provided with respect to the 401(k)/ESOP. All voting instructions for your 401(k)/ESOP account, whether by mail, telephone or Internet, must be received no later than August 16, 2005 in order to be processed in a timely manner. Your voting instructions will be kept confidential. If you do not return your proxy card, or, if you do not submit voting instructions by telephone or through the Internet, the trustee will vote the shares in your 401(k)/ESOP account in the same proportion as the shares voted by other participants.

        If you hold your shares through a broker or other nominee, you should follow the separate voting instructions, if any, provided by the broker or other nominee with the proxy statement. Your broker or nominee may provide proxy submission through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

        You can revoke your proxy at any time before the vote is taken at the special meeting, except as otherwise described below. If you have not voted through your broker or other nominee, you may revoke your proxy before the proxy is voted by:

  •
  filing written notice of revocation with our Secretary, which is dated a later date than the proxy;

  •
  submitting a duly executed proxy bearing a later date;

  •
  submitting a new proxy by telephone or through the Internet at a later time, but not later than 11:59 p.m. (Eastern Time) on August 18, 2005 or the day before the meeting date, if the special meeting is adjourned or postponed; or

  •
  voting in person at the special meeting; however, simply attending the special meeting without voting will not revoke an earlier proxy.

        To change your proxy with respect to shares held in your 401(k)/ESOP account, you can submit a later dated proxy card or submit a proxy again by telephone or through the Internet. The last instruction given to the trustee prior to the deadline described above is final, and you cannot change or revoke that instruction or vote in person at the meeting.

        To submit a written notice of revocation or other communications about revoking your proxy, or to request a new proxy card, you should write to:

Maytag Corporation
403 West Fourth Street, North
Newton, Iowa 50208
Attention: Patricia J. Martin, Secretary

        If your shares of Maytag common stock are held in street name, you should follow the instructions of your broker or nominee regarding the revocation of proxies. If your broker or nominee allows you to submit a proxy by telephone or the Internet, you may be able to change your vote by submitting a proxy again by the telephone or the Internet.

        All shares represented by valid proxies we receive through this solicitation, and not revoked, will be voted in accordance with your instructions on the proxy card. If you vote your shares of Maytag common stock through the telephone or the Internet, your shares will be voted at the special meeting as instructed.

        If you make no specification on your proxy card as to how you want your shares voted before signing and returning it, your proxy will be voted "FOR" adoption of the merger agreement. The Maytag board of directors is presently unaware of any other matters that may be presented for action at the special meeting. If other matters do properly come before the special meeting, or at any adjournment or postponement thereof, we intend that shares represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card. In addition, the grant of a proxy will confer discretionary authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the special meeting, such as a motion to adjourn in the absence of a quorum or a motion to adjourn for other reasons, including to solicit additional votes in favor of adoption of the merger agreement. However, proxies that indicate a vote against adoption of the merger agreement will not be voted in favor of any adjournment of the special meeting for the purpose of soliciting additional votes in favor of the adoption of the merger agreement.

        Stockholders should NOT send stock certificates with their proxy cards.    If the merger is completed, stockholders will be mailed a transmittal form promptly following the completion of the merger with instructions on how to exchange their Maytag common stock certificates.

Effect of Abstentions and Broker Non-Votes

        Absent specific instructions from the beneficial owner of shares, brokers may not vote the shares with respect to the adoption of the merger agreement. For purposes of determining adoption of the merger agreement, abstentions and broker non-votes will have the same effect as a vote against the merger agreement.

        If you do not return your proxy card, or, if you do not submit a proxy by telephone or through the Internet, the trustee under the 401(k) and/or ESOP will vote the shares in your 401(k) and/or ESOP account in the same proportion as the shares voted by other plan participants.

Shares Owned by Maytag Directors and Executive Officers

        As of June 1, 2005, the directors and executive officers of Maytag owned, in the aggregate, 3,245,242 shares of Maytag common stock (excluding options), or approximately 4.07% of the outstanding shares of Maytag common stock.

Solicitation of Proxies

        Maytag will pay for the costs associated with this solicitation. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, or telefax, in person or otherwise. These people will not receive any additional compensation for assisting in the solicitation. Maytag may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares. Maytag will reimburse those organizations, our transfer agent and ADP Investor Communication Services for their reasonable out-of-pocket expenses in forwarding such material. We have also retained Innisfree M&A Incorporated to aid in the solicitation of proxies for a fee of $25,000 plus out-of-pocket expenses.

Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than by an announcement made at the special meeting. The officer of Maytag presiding at the special meeting or a majority of the shares of Maytag common stock present in person or represented by proxy at the special meeting may adjourn the special meeting, whether or not a quorum is present. Any signed proxies received by Maytag will be voted in favor of an adjournment in these circumstances, although a proxy voted "AGAINST" adoption of the merger agreement will not be voted in favor of an adjournment for the purpose of soliciting additional proxies. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow the Maytag stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed, provided that, such revocation is in compliance with the instructions (including as to timing) set forth in the section entitled "—Voting by Proxy; Revocability of Proxy" and the enclosed proxy, and provided, further that if you participate in the 401K/ESOP, any revocation or other instruction must be given to the trustee at least three days prior to the date of the special meeting as adjourned or postponed.

ADOPTION OF THE MERGER AGREEMENT

Introduction

        Maytag is seeking adoption by its stockholders of the merger agreement, by and among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation. In connection with the merger, Maytag stockholders would receive $14.00 in cash per share, without interest, of Maytag common stock outstanding immediately prior to the merger.

The Companies

Maytag Corporation

        Maytag Corporation is a $4.7 billion home and commercial appliances company focused in North America and in targeted international markets. Maytag's primary brands are Maytag®, Hoover®, Jenn-Air®, Amana®, Dixie-Narco® and Jade®. Maytag's principal executive offices are located at 403 West Fourth Street, North, Newton, Iowa 50208, telephone (641) 792-7000.

Triton Acquisition Holding Co.

        Triton Acquisition Holding, a Delaware corporation, was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement, including arranging the related financing transactions. At the closing of the merger, Triton Acquisition Holding's owners will consist of entities affiliated with private equity funds sponsored by Ripplewood Holdings L.L.C., private equity funds sponsored by Goldman, Sachs & Co., one or more affiliates of

J. Rothschild Group Ltd. and RHJ International. Triton Acquisition Holding has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement.

        Immediately following the closing of the merger, Triton Acquisition Holding will be owned approximately as follows:

  •
  35.56% by entities affiliated with Ripplewood Partners II, L.P. and one or more other private equity funds sponsored by Ripplewood Holdings L.L.C. Ripplewood Holdings is a leading private equity firm established by Timothy C. Collins in 1995. To date, Ripplewood has invested in transactions with an aggregate enterprise value of $12 billion, focusing on investments in the United States and Japan;

  •
  35.56% by RHJ International. RHJ International (Euronext: RHJI) is a limited liability company organized under the laws of Belgium, having its registered office in Avenue Louis 326, 1050 Brussels, Belgium. It is a diversified holding company focused on creating long-term value for its shareholders by acquiring and operating businesses in attractive industries in Japan and elsewhere;

  •
  22.22% by GS Capital Partners V Fund, L.P. and one or more other private equity funds sponsored by Goldman, Sachs & Co. GS Capital Partners V Fund, L.P., together with certain affiliated funds, currently serves as Goldman, Sachs & Co.'s primary investment vehicle for direct private equity investing. GS Capital Partners V Fund was raised in April 2005 with $8.5 billion of capital commitments and is managed by the Principal Investment Area of Goldman Sachs. Goldman Sachs, directly and indirectly through its various Principal Investment Area managed investment partnerships, has invested over $16 billion in over 500 companies since 1986 and manages a diversified global portfolio; and

  •
  6.66% by one or more affiliates of J. Rothschild Group Ltd., an investment vehicle of the J. Rothschild Group of Companies, which includes RIT Capital Partners plc (LSE: RCP), a diversified investment trust, and family and charitable trusts associated with Lord Rothschild.

        The mailing address of Triton Acquisition Holding's principal executive offices is c/o Ripplewood Holdings L.L.C., One Rockefeller Plaza, 32nd Floor, New York, NY 10020, telephone (212) 218-2769.

Triton Acquisition Co.

        Triton Acquisition is a Delaware corporation and a wholly-owned subsidiary of Triton Acquisition Holding. Triton Acquisition was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement, including arranging the related financing transactions. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement. The mailing address of Triton Acquisition's principal executive offices is c/o Ripplewood Holdings L.L.C., One Rockefeller Plaza, 32nd Floor, New York, NY 10020, telephone (212) 218-2769.

Background of the Merger

        Maytag management, as part of its annual strategic planning process, reviews the company's competitive position in the home and commercial appliances industries, industry trends and strategic initiatives to seek to improve its competitive position. The home appliances industry in which the company participates is experiencing increasing competition and pricing pressure driven by new market entrants and a consolidating customer base, as well as higher raw material costs.

        Maytag management prepares four categories of information containing plans or forecasts of future performance. These are a Strategic Business Plan, an Annual Business Plan, monthly forecasts of annual performance that refer to actual monthly results plus estimates for remaining months in the year, and publicly announced earnings guidance. For a description of each of these categories, see "—Financial Projections."

        References to per share earnings forecasts and per share actual results in this "Background of the Merger" section and the section entitled "—Maytag's Reasons for the Merger; Recommendation of the Maytag Board of Directors" do not reflect U.S. generally accepted accounting principles, or "GAAP," and exclude, to the extent applicable, adjustments for restructuring and related costs, goodwill impairment, certain litigation and gain on the sale of property. For a reconciliation of forecasts and results discussed in this section and the section entitled "—Maytag's Reasons for the Merger; Recommendation of the Maytag Board of Directors" to their U.S. GAAP adjusted amounts, please see "—Financial Projections" and Appendix D.

        During a February 2004 Maytag board meeting, a director informed the Maytag board that Ripplewood might have an interest in discussing with the company an evaluation of the global competitive environment of the home appliances industry. On March 4, 2004, representatives of Ripplewood contacted Mr. Ralph F. Hake, Chairman and Chief Executive Officer of Maytag, and expressed an interest in discussing potential cooperation between Ripplewood and Maytag regarding strategic developments in the home appliances industry.

        On June 9, 2004, Mr. Hake had a conversation with Mr. Timothy C. Collins, Chief Executive Officer of Ripplewood Holdings L.L.C. Mr. Hake and Mr. Collins discussed, among other things, certain aspects of the globalization of the home appliances industry and the potential effects on Maytag. Mr. Hake, based on prior discussions with individual Maytag directors, informed Mr. Collins that Maytag was not interested in pursuing a relationship at that time.

        On July 15, 2004, Mr. Hake, Mr. Collins and other representatives of Ripplewood, met at Maytag's headquarters, at Mr. Collins' request, to discuss further Ripplewood's interest in partnering with Maytag as an element of Ripplewood's strategy to enter the home appliances industry.

        On August 12, 2004, the Maytag board met in executive session to discuss the company's financial prospects in 2005 and 2006, industry dynamics affecting the company's performance and the company's strategy going forward, including strategic transactions. The Maytag board also discussed the need for management to devote attention to the "One Company" restructuring process, which involves the consolidation of the company's Hoover floor care, Maytag Appliances and corporate organizations. The Maytag board determined that it would not pursue a strategic transaction at that time, but would more fully consider its strategic options as part of its annual planning process in October 2004.

        On August 24, 2004, Mr. Hake had another conversation with Mr. Collins during which Mr. Collins expressed Ripplewood's interest in pursuing a transaction with Maytag. Mr. Hake stated that Maytag was not interested in pursuing a transaction at that time, based on discussions at the August 12, 2004 Maytag board meeting.

        On September 9, 2004, the Maytag board held a telephonic board meeting at the request of a director to discuss Ripplewood's interest in a transaction with Maytag. After further assessing the financial outlook and competitive developments in the home appliances industry, and the company's position in the industry, the Maytag board authorized Mr. Hake and Mr. Howard L. Clark, the lead director of the Maytag board, to invite Mr. Collins to make a presentation to the Maytag board at its October meeting and also authorized the execution of a confidentiality agreement with Ripplewood.

        Maytag entered into a confidentiality agreement with Ripplewood on September 27, 2004. Thereafter, Maytag senior management met with representatives of Ripplewood to discuss Ripplewood's strategy and process, and began to provide certain non-public information about Maytag, including the 2004 "7+5" earnings forecast, meaning the forecast was based upon actual results for the first seven months of 2004 and estimates for the remaining five months of 2004.

        On October 13, 2004, the Maytag board held a meeting at which, among other things, senior management presented the 2005 Strategic Business Plan. Maytag senior management noted that the preliminary projected earnings in the 2005 Strategic Business Plan were unacceptably low and that management was engaged in evaluating the projections to identify opportunities for improvement. Following a review of the key assumptions, market conditions, material costs and other major factors influencing the 2005 Strategic Business Plan, the directors engaged in a general discussion of the information provided. The Maytag board then discussed the global appliances industry and the company's strategic options. Thereafter, the meeting was adjourned until the following day.

        On October 14, 2004, the Maytag board continued its discussions, including with respect to brand and product strategies and research and development, manufacturing and sourcing strategies. Following the strategy discussions, representatives of Lazard, Maytag's financial advisor, and Maytag's legal advisors joined the meeting. Maytag's legal advisors discussed the fiduciary duties of Maytag's directors. Representatives of Lazard discussed the leveraged buyout market in general, as well as Ripplewood, and other potential financial and strategic buyers. Thereafter, representatives of Ripplewood and Citigroup, one of Ripplewood's potential lenders, joined the meeting and made presentations regarding certain aspects of a potential transaction involving Maytag and Ripplewood. The Maytag board and its legal and financial advisors questioned extensively the representatives of Ripplewood and its potential lenders regarding Ripplewood's ability to engage in such a transaction. After the Ripplewood representatives departed, the Maytag board and its financial and legal advisors further discussed the merits of a potential transaction with Ripplewood. The Maytag board directed management to refine the 2005 Annual Business Plan, rather than the 2005 Strategic Business Plan, for approval by the board, and determined that, after such approval, Maytag management and Lazard would proceed with due diligence by Ripplewood.

        On October 26, 2004, Mr. Hake had a conversation with Mr. Collins during which they discussed logistics going forward and the home appliances industry generally.

        On October 28, 2004, Maytag formally engaged Wachtell, Lipton, Rosen & Katz to act as its legal advisor in connection with a potential acquisition of the company.

        On November 1, 2004, the Maytag board held a meeting to discuss, among other things, the 2005 Annual Business Plan, discussions with Ripplewood and strategic initiatives. Maytag management reviewed the forecast range for earnings under the 2005 Annual Business Plan of $1.60 - $2.25 per share. Maytag management further discussed the risks and opportunities within the plan and focused attention on the projected market share gains and price increases on which the plan was based. After further discussion, the Maytag board approved the 2005 Annual Business Plan, including an earnings forecast of $2.00 per share, and authorized Maytag management and representatives of Lazard to proceed with discussions with Ripplewood. On November 3 and 4, 2004, senior management of Maytag and representatives of Lazard met with representatives of Ripplewood and certain of its advisors and potential lenders and provided additional non-public information regarding Maytag, including the 2005 Annual Business Plan.

        On November 4, 2004, Maytag formally engaged Lazard Frères & Co. LLC to act as its financial advisor in connection with a variety of financial matters related to strategic alternatives, including a potential sale of the company.

        During November 2004, Ripplewood and its lenders and advisors met with Maytag senior management and representatives of Lazard and continued to conduct due diligence on Maytag. Maytag senior management continued to provide Ripplewood with non-public information, including the 2004 "9+3" earnings forecast of $4,792 million net sales and $0.95 earnings per share. On November 22, 2004, representatives of Lazard provided to Ripplewood the company's 2005 Strategic Business Plan, which included certain financial projections. Lazard informed Ripplewood that the financial projections contained in the 2005 Strategic Business Plan were prepared prior to, and were superceded by, the 2005 Annual Business Plan. Lazard further informed Ripplewood that the financial projections should be viewed with several caveats, including the fact that many of the assumptions included in the 2005 Strategic Business Plan no longer applied because they predated certain pricing effects as well as cost actions taken by management and that neither the Maytag board nor senior management accepted the financial projections in the 2005 Strategic Business Plan in lieu of further development of the 2005 Annual Business Plan. For information on the financial projections included in the 2005 Strategic Business Plan and the assumptions upon which they were based, see the section entitled "—Financial Projections."

        On December 1, 2004, Mr. Hake had a conversation with Mr. Collins during which they discussed a potential proposal by Ripplewood and the process of moving discussions forward. Maytag also gave Ripplewood its 2004 "10+2" earnings forecast, which reflected $4,748 million in net sales and $0.85 in earnings per share.

        On December 2, 2004, Ripplewood submitted a written preliminary proposal to acquire Maytag for $23.50 per share in cash. This proposal represented an 11.8 times multiple of 2005 forecasted earnings of $2.00 per share as reflected in the 2005 Annual Business Plan. The preliminary proposal was subject to various conditions, including completion of business, legal, accounting, and environmental due diligence. The preliminary proposal also stated that given the nature, amount and complexity of Maytag's "One Company" restructuring initiatives, there remained areas of due diligence required by Ripplewood's potential lenders, including with respect to the 2005 Annual Business Plan, liquidity requirements, balance sheet matters, sensitivity analysis of sales and margins from changing pricing, advertising, and merchandising, and discussions regarding certain customers concerning pricing and market environment, as well as litigation, environmental, accounting, tax, benefits agreements and labor agreements and relationships. The preliminary proposal also requested reimbursement of Ripplewood's expenses and a 60-day exclusivity period.

        The Maytag board held a meeting on the morning of December 3, 2004 to discuss, among other things, Ripplewood's December 2 preliminary proposal. Maytag's legal advisors again discussed the fiduciary duties of Maytag's directors. The Maytag board thereafter formed a special committee of non-management members (i.e., all directors other than Mr. Hake), with Mr. Clark as chairman, to review, consider, investigate, evaluate and negotiate a possible transaction involving Maytag and Ripplewood.

        Later that morning, the special committee held a meeting to further discuss Ripplewood's December 2 preliminary proposal. Lazard reviewed preliminary valuation considerations and summarized earnings expectations that had been provided by Maytag to Ripplewood. Lazard reminded the special committee that Maytag had originally provided Ripplewood with the 2004 "7+5" earnings forecast, which reflected $4,852 million in net sales and $1.11 in earnings per share. The reference to $1.11 in earnings per share was inaccurate because it did not exclude certain charges related to litigation. The correct 2004 "7+5" forecast was $1.21 in earnings per share and that amount is reconciled to its U.S. GAAP adjusted amount in Appendix D. Lazard also stated that Maytag had on three successive occasions provided Ripplewood with reduced earnings expectations for 2004 as more of 2004 elapsed. Specifically, that Maytag had subsequently, on separate dates, delivered the 2004 "8+4" earnings forecast, which reflected $4,813 million in net sales and $1.00 in earnings per share; the 2004 "9+3" earnings forecast which reflected $4,792 million in net sales and $0.95 in earnings per share; and, as indicated above, most recently, the 2004 "10+2" earnings forecast which reflected $4,748 million in net sales and $0.85 earnings per share. Lazard noted that Ripplewood had stated that it wanted to understand the bridge between these increasingly lowered earnings forecasts and the $2.00 per share earnings forecast reflected in the 2005 Annual Business Plan.

        Representatives of Lazard reviewed various valuation methodologies with the special committee, including (i) discounted cash flows, (ii) present value of future stock price, (iii) historical trading range, (iv) leveraged buy-out analysis, (v) premium-over-market analysis and (vi) precedent transactions. Lazard's valuation methodologies were based on, among other analyses and financial and other projections, four 2005 earnings per share forecasts: $1.30, $1.60, $2.00 and $2.25. These 2005 earnings per share forecasts, which were prepared by Maytag management, were significantly higher than the 2005 earnings per share forecasts prepared in connection with presentations to the Maytag board on May 11 and 19, 2005, which were $0.56 to $0.88, see "—Financial Projections," and reflected the declines in Maytag's business subsequent to the forecasts included in Lazard's December 3, 2004 presentation.

        At the December 3, 2004 meeting, the special committee discussed the terms of Ripplewood's December 2 preliminary proposal, including the contingent nature of the preliminary proposal and conditional financing, and the risks inherent in proceeding, including the requirement that Maytag management devote substantial time to Ripplewood's due diligence and other requests. The special committee also discussed the challenges facing the company and its industry, as well as the plans and proposals that had been developed by Maytag management to address those challenges.

        Representatives of Lazard noted that the 2004 "10+2" earnings forecast of $4,748 million in net sales and $0.85 in earnings per share, which was less than the 2004 "9+3" earnings forecast of $4,792 million in net sales and $0.95 in earnings per share, had been provided to Ripplewood and its potential lenders, but that it had been provided one day prior to Ripplewood's December 2 preliminary proposal, and accordingly that the Ripplewood proposal and related financing did not likely reflect the 2004 "10+2" earnings forecast. At the special committee's invitation, Mr. Collins, representatives of Ripplewood's potential lenders, Mr. Hake, Mr. George C. Moore, Executive Vice President and Chief Financial Officer of Maytag, and Mr. Roger K. Scholten, Senior Vice President and General Counsel of Maytag, joined the meeting. The special committee discussed with its advisors and the invitees Ripplewood's and its lenders' need to conduct additional due diligence in view of the 2004 "10+2" earnings forecast. After Maytag management and the Ripplewood invitees left the meeting, the special committee further discussed Ripplewood's preliminary proposal and determined to continue discussions on December 8, 2004.

        On December 8, 2004, the special committee held a telephonic meeting to further discuss Ripplewood's December 2 preliminary proposal. Representatives of Lazard updated the special committee with respect to recent discussions with Ripplewood, including concerns expressed by Ripplewood about the financing market and the apparent decline in the company's business. Representatives of Ripplewood had also stated that if there were any significant delays in the timing of the proposed sale process, Ripplewood would expect to conduct additional due diligence. The special committee discussed with representatives of Lazard the failure of the company to meet its earnings forecasts and the reasons for the failure and noted that there appeared to be only a remote chance that the company would achieve at least $2.00 per share earnings for 2005, a forecast that had been previously communicated to representatives of Ripplewood. The special committee discussed a variety of concerns relating to the offer price set forth in Ripplewood's December 2 preliminary proposal, including the high probability that the price would be decreased by an unknown amount in view of the substantial decrease in the company's earnings forecast. The special committee also discussed concerns relating to timing and completion of the company's obligations under the Sarbanes-Oxley Act of 2002. The special committee also considered risks associated with delaying the proposed sale process, including risks relating to the availability of financing for the transaction and decreases in the company's stock price and general declines in the company's business. The special committee also discussed the advantages and disadvantages of soliciting interest from other potential buyers in light of the company's prior solicitations of interest from potential buyers in 2000. The special committee then discussed its desire, were the company to sign a transaction agreement with Ripplewood without soliciting other third party interest, to solicit additional interest after signing such agreement.

        The special committee discussed, among other things, the uncertainty inherent in the December 2 preliminary proposal, given, among other things, the most recent operating results and forecasts. Representatives of Lazard recommended that the special committee reject Ripplewood's request for expense reimbursement and that the company not grant to Ripplewood an exclusivity period. Representatives of Lazard also recommended that any definitive agreement provide for an adequate period following signing during which the company could solicit additional interest in a transaction involving the company. Representatives of Lazard also stated that in any definitive agreement Ripplewood would almost certainly insist on a reasonable termination fee payable to Ripplewood in the event the company terminated its agreement with Ripplewood to accept a more favorable proposal. Following discussion with the company's advisors, the special committee decided to reject Ripplewood's requests for expense reimbursement and an exclusivity period, to not respond to the offer price set forth in Ripplewood's December 2 preliminary proposal, and to suspend active discussions with Ripplewood until full year results were available, and following required regulatory compliance and other accounting procedures.

        On January 28, 2005, Maytag announced fourth quarter 2004 and full year 2004 earnings. The company announced 2004 earnings of $0.88 per share (excluding adjustments for restructuring and related costs, goodwill impairment, certain litigation and gain on the sale of property), below the analyst consensus estimate. The company also stated that it was lowering its earnings guidance for 2005 as a result of lower revenue generation in fourth quarter 2004 and recent customer-related announcements that occurred in January 2005, including with respect to the company's announcement that it would no longer sell Maytag-branded appliances at Best Buy. The company revised its 2005 earnings guidance downward from $1.55 - $1.65 per share to $1.15 - $1.35 per share (excluding, in each case, adjustments for restructuring and related charges). Also on January 28, 2005, Standard & Poor's downgraded the company's long-term debt to BBB-.

        On January 31 and February 1, 2005, Maytag senior management and representatives of Lazard met with representatives of Ripplewood and its advisors and potential lenders and discussed due diligence matters, including the company's modified 2005 "0+12" net sales forecast of $5,107 million and the earnings forecast of $1.45 per share.

        On February 2, 2005, Moody's downgraded the company's long-term debt to Baa3.

        On February 9 and 10, 2005, the Maytag board held a meeting to discuss, among other things, certain strategic issues and earnings information. On February 10, 2005, Maytag management reviewed with the board a 2005 earnings forecast range of $0.97 to $1.77 per share, based upon various assumptions, and certain changes to the earnings forecast resulting from, among other things, risks associated with pricing issues, higher costs and customer-related developments, as well as opportunities associated with pricing issues, cost savings, potential unit volume upside and currency rates from international operations. Maytag management also advised the Maytag board that it had provided to Ripplewood a modified "0+12" earnings forecast of $1.45 per share during discussions on January 31 and February 1, 2005.

        On February 22, 2005, Ripplewood submitted a written proposal to acquire Maytag for $17.25 per share in cash. This proposal represented an 11.9 times multiple of 2005 forecasted earnings of $1.45 per share as reflected in the company's modified 2005 "0+12" earnings forecast. The February 22 proposal noted that the decrease in the offer price from Ripplewood's December 2 preliminary proposal was caused by numerous considerations, including the significant deterioration in the company's financial performance, the failure to meet the 2005 "0+12" operating profit forecast by 78% for the month of January 2005, the negative earnings momentum reflected in the company's stock price, which had fallen from $20.37 per share on December 1, 2004 to $15.57 per share on February 18, 2005, and significant recent issues in the company's distribution channel. The proposal was subject to various conditions, including completion of legal, environmental and accounting due diligence. The February 22 proposal also stated that a weak earnings performance in fourth quarter 2004 and weaker earnings performance in January 2005 had affected its lenders' willingness to provide financing. The proposal noted that further discussions with Maytag management to assist Ripplewood's lenders in understanding the complex dynamics underpinning the recent operating performance of the company could result in the lenders having more flexibility in their ability to provide financing. The February 22 proposal included preliminary financing commitments that were subject to various conditions, including due diligence and achievement of a minimum earnings before interest, taxes, depreciation and amortization, or "EBITDA", target for the 12 months ending March 31, 2005.

        On February 25, 2005, the Maytag board held a meeting to discuss Ripplewood's February 22 proposal. Mr. Hake summarized recent discussions with Ripplewood and then commented on the terms set forth in Ripplewood's February 22 proposal. Following discussion among the Maytag board, Mr. Collins, other representatives of Ripplewood and its legal advisors and potential lenders were invited to join the board meeting. During Mr. Collins' presentation to the Maytag board, he expressed Ripplewood's continued interest in a transaction with the company but described a number of events that had limited the amount of debt financing available for a transaction. Mr. Collins noted that while Ripplewood believed its offer of $17.25 per share in cash was a fair price, he understood that the Maytag board might believe it to be unattractive to Maytag stockholders. Mr. Collins then stated that Ripplewood would be prepared to increase its offer to as much as $18.75 per share in cash if its lenders were satisfied with additional diligence on the company's earnings for the first quarter of 2005. The Maytag board discussed with Mr. Collins and the other Ripplewood invitees certain aspects of Ripplewood's February 22 proposal. The Ripplewood invitees confirmed that, regardless of their satisfaction with respect to additional due diligence on the first quarter of 2005, the EBITDA target for the 12 months ending March 31, 2005, upon which their financing was conditioned, would continue to apply. After Mr. Collins and the other Ripplewood invitees departed, the Maytag board further discussed Ripplewood's February 22 proposal with Mr. Hake, Mr. Moore and Mr. Scholten.

        After Messrs. Hake, Moore and Scholten departed, the special committee convened a meeting to discuss Ripplewood's proposal. Representatives of Lazard reviewed the terms of the proposal with the special committee and noted that the proportion of the equity contemplated by the proposal was low relative to the total capitalization contemplated by the proposal when compared with similar leveraged buyout transactions. Lazard noted that Ripplewood had received the company's 2005 earnings forecast of $1.45 per share during discussions on January 31 and February 1, and that the company failed to achieve the January earnings forecast and would likely fail to achieve the February forecast. Representatives of Lazard then discussed their valuation methodologies, which were based on, among other analyses and financial and other projections, three 2005 earnings per share forecasts: $1.15, $1.30 and $1.45. These 2005 earnings per share forecasts, which, except for the $1.15 per share forecast, were prepared by Maytag management, were, as was also the case with the 2005 management forecasts referred to at the December 3, 2004 board meeting, significantly higher than the 2005 earnings per share forecasts prepared in connection with presentations to the Maytag board on May 11 and 19, 2005, which were $0.56 to $0.88, see "—Financial Projections," and reflected the declines in Maytag's business subsequent to the forecasts included in Lazard's February 25, 2005 presentation. Lazard also reviewed with the special committee data indicating that the company's earnings performance had failed to meet management earnings forecasts beginning in 2003. After discussions with Lazard, the special committee noted that it was unlikely that Maytag would achieve the EBITDA targets for the 12 months ending March 31, 2005 required by Ripplewood's potential lenders. Lazard and the special committee also discussed the potential effect of the company's dividend policy on the company's stock price.

        The special committee discussed certain challenges facing the company, including the company's difficulty in accurately forecasting its future performance and adverse industry conditions, as well as company successes, including recent additions to management and cost reductions. The special committee considered that continued discussions with Ripplewood and its potential lenders and the due diligence process were time-consuming and posed a likelihood of distracting key management from operational issues. The special committee particularly noted that the financing for the February 22 proposal was expressly conditioned on the company achieving a certain EBITDA level for the 12 months ending March 31, 2005 which the Maytag board considered unlikely, that the prospective increase in the February 22 proposal was therefore even more remote and that there were significant risks to the company in announcing a transaction not likely to be completed. Following further deliberation, the special committee determined, by a vote of eight in favor and two opposed, that the terms of the February 22 proposal were not sufficiently attractive to warrant pursuing a transaction with Ripplewood and determined to discontinue discussions with Ripplewood at that time.

        During the first week of April 2005, representatives of Ripplewood contacted representatives of Lazard to request an opportunity to discuss a revised proposal to acquire Maytag. Following authorization from Mr. Clark, representatives of Ripplewood met with representatives of Lazard to discuss Ripplewood's revised proposal. The Ripplewood representatives indicated that Ripplewood would be able to arrange "asset backed" or "secured" financing and that they envisioned a transaction that would afford the Maytag stockholders $19.00 per share in cash. Mr. Clark instructed Lazard to advise representatives of Ripplewood that Maytag would consider such a proposal, which was still subject to substantial due diligence, at the next regularly scheduled Maytag board meeting, that Maytag would announce first quarter earnings on April 22, and that Ripplewood should deliver a draft merger agreement and draft financing commitments in order for Maytag to ascertain and negotiate the other terms of Ripplewood's proposal.

        On April 11, 2005, Ripplewood's legal advisors delivered to Maytag's legal advisors a draft merger agreement and preliminary commitment letters from its potential lenders. During April and early May 2005, Maytag's legal advisors engaged in negotiations of a merger agreement with Ripplewood's legal advisors and participated in negotiations of financing commitments with Ripplewood's lenders.

        On April 21, 2005, the Maytag board held a telephonic meeting to discuss, among other things, the company's first quarter performance. Maytag management reviewed the first quarter results and discussed that they no longer believed that the company would be able to achieve the 2005 earnings guidance announced on January 28, 2005 or the 2005 earnings forecast discussed at the February 10, 2005 Maytag board meeting. Maytag management further reviewed with the Maytag board that earnings per share for the full year were expected to be between $0.56 and $0.88 per share. Maytag senior management stated that the company could reach the high end of the expected earnings per share range if the company increased unit sales of major appliances and gained market share. The Maytag board considered that the company had failed to achieve prior earnings forecasts and questioned whether the forecast adequately reflected anticipated raw material and fuel costs. After further consideration, the Maytag board strongly recommended that the company not announce guidance at the high end of management's earnings expectations, and instead recommended a range of $0.55 to $0.65 per share. The Maytag board also discussed retiree medical plan changes, a labor relations update, refinancing plans and certain procedural matters related to the company's discussions with Ripplewood.

        On April 22, 2005, Maytag announced first quarter 2005 earnings of $0.14 per share (excluding adjustments for restructuring and related charges), below the analyst consensus estimate. The company stated that the lower-than-expected realization from its pricing actions, as well as higher fuel and energy-related raw material costs, had prompted the company to revise its 2005 earnings guidance downward from $1.15 - $1.35 per share to $0.55 - $0.65 per share. Also on April 22, 2005, Standard & Poor's further downgraded the company's long-term debt from BBB- to BB+.

        On April 26, 2005, the special committee held a telephonic meeting to review the status of discussions with Ripplewood. Mr. Hake reviewed the company's earnings guidance that was announced on April 22, 2005 and stated that, in his view, it would take two to three years for the company to achieve an earnings turnaround. Representatives of Lazard reviewed with the special committee their discussions with Ripplewood, including the conditionality of Ripplewood's prior proposals. Maytag's legal advisors discussed certain terms of the draft merger agreement and financing commitments. Following deliberations, the special committee authorized Maytag senior management and representatives of Lazard to continue due diligence with Ripplewood by providing further non-public information about Maytag and authorized continued contract negotiations.

        From April 26 through May 4, 2005, Maytag senior management and representatives of Lazard met with representatives of Ripplewood and its advisors and potential lenders to complete business due diligence. Ripplewood's legal and accounting advisors also met with Maytag management at the company's headquarters to complete legal, environmental and accounting due diligence.

        On April 27, 2005, Mr. Hake provided the other directors with a written update on the status of the due diligence process. Mr. Hake informed the other directors that Ripplewood intended to submit a revised proposal only after its potential lenders had received approval from their respective credit committees.

        On April 27, 2005, Moody's further downgraded the company's long-term debt from Baa3 to Ba2.

        On April 29, 2005, Maytag senior management and representatives of Lazard met with representatives of Ripplewood and its advisors and potential lenders and discussed due diligence matters. During the meeting, Mr. Hake stated that it was probable that the company would achieve earnings of $0.88 per share, as reflected in the modified 2005 "3+9" earnings forecast and that he was confident that the company would achieve the publicly announced guidance of 2005 earnings per share of $0.55 to $0.65.

        On May 4, 2005, representatives of Lazard discussed the potential terms of Ripplewood's revised proposal with representatives of Ripplewood. Thereafter, Lazard informed Ripplewood that the special committee had requested that Ripplewood submit its best and final offer.

        Also on May 4, 2005, Mr. Hake delivered to the special committee a presentation that was prepared by Mr. Hake and the Maytag finance team. The presentation set forth three five-year financial projections: a "high case," "base case" and "low case." For information on these financial projections and the assumptions upon which they were based, see the section entitled "—Financial Projections." Ripplewood did not receive these projections until after the signing of the merger agreement.

        On May 5, 2005, Ripplewood submitted a written proposal to acquire Maytag for $14.00 per share in cash. This proposal represented approximately a 25.0 times to 15.9 times multiple of 2005 forecasted earnings of $0.56 to $0.88 per share as reflected in the modified 2005 "3+9" earnings forecast presented to the company's board of directors on April 21, 2005. Ripplewood's May 5 proposal noted that the decrease in the offer price from Ripplewood's February 22 proposal was caused by numerous considerations, including that Maytag had experienced significant deterioration in its core business fundamentals as well as its future outlook, evidenced in part by the negative earnings momentum reflected in the company's stock price. Ripplewood further stated in its proposal that the decrease in its offer price was also caused in part by continued increasing competition and pricing pressure as lower-cost foreign entrants continued to displace U.S. competitors' products and reduce wholesale pricing, decreased availability of financing for the transaction and adverse factors affecting the U.S. economy, such as accelerated inflation, partially as a result of higher raw material and energy prices.

        On May 10, 2005, the Maytag board held a telephonic meeting to discuss the status of negotiations between Maytag and Ripplewood. Maytag's legal advisors reviewed the status of negotiations with respect to the merger agreement. Lazard noted that Ripplewood's potential lenders had received approval from their respective credit committees. Following discussion on the merger agreement and financing commitments, representatives of Lazard discussed the status of their negotiations with Ripplewood, reviewed the financial terms of the proposed transaction, summarized earnings forecasts for the company prepared by management, and discussed price per share ranges based on Lazard valuation methodologies. The Maytag board discussed the company's earnings forecasts and the likelihood of achieving the "base case," "low case" and "high case" reflected in the presentation delivered by Mr. Hake on May 4, 2005. After discussions with Lazard, the Maytag board noted that the terms of Ripplewood's May 5 proposal were more definitive than Ripplewood's prior two proposals. Lazard indicated that based on its discussions with Ripplewood the offer price reflected in Ripplewood's May 5 proposal was likely its best and final offer price, though Lazard noted that it would continue to seek a higher price. After further discussion, the meeting was adjourned. Thereafter, Ripplewood stated, in response to Lazard's request, that $14.00 per share was their best and final price.

        On May 11, 2005, the special committee held a meeting to further discuss Ripplewood's May 5 proposal. Maytag's legal advisors reviewed the duties of Maytag's directors and also the terms of the merger agreement. Mr. Hake reviewed with the special committee the five-year financial projections that were prepared by the Maytag finance team and delivered to the special committee on May 4, 2005. Mr. Hake stated that, in his view, it was probable, or that there was a greater than 50% chance, that the company would achieve earnings of $0.88 per share in 2005 as reflected in the "base case" and "high case" projections and that he was confident that the company would achieve earnings of $0.56 per share in 2005 as reflected in the "low case" projections. Mr. Hake further stated that the original 2005 "3+9" earnings forecast, which reflected projected 2005 earnings per share of $1.36, was not credible because it assumed a substantial increase in earnings per share during the fourth quarter of 2005. As discussed above, on April 29, 2005, Maytag senior management delivered to Ripplewood a modified 2005 "3+9" earnings forecast which modified, among other things, the fourth quarter 2005 forecast and reflected forecasted earnings per share of $0.56 to $0.88. Mr. Hake described the assumptions and rationale for each of the three scenarios. Following his presentation, Mr. Hake noted that while the company faced challenges and while in his view it could take several years for the company to achieve a satisfactory earnings turnaround and while management had recently failed to accurately predict future earnings, it was nevertheless his belief that the $14.00 per share offer price in Ripplewood's May 5 proposal did not reflect the value of the company, and that he would not as a director vote in favor of a transaction with Ripplewood at that price.

        Representatives of Lazard again summarized the company's earnings forecasts and Lazard's valuation methodologies. The special committee discussed the company's "base case," "low case" and "high case" earnings forecasts. The special committee again noted that the company had consistently failed to achieve its one-year management earnings forecasts beginning in 2003. The special committee also considered that the "high case" was based, among other things, on the assumption that the major appliances market would grow at 3% per year and that Maytag would hold its market share and accordingly achieve increased unit sales of major appliances of 3% to 5% per year. The special committee also noted that the company had consistently failed to maintain its market share in recent periods and that the company had not executed on its strategy for increasing revenue. Following further deliberation, the special committee reached a consensus that it would be imprudent for the special committee to assume that the company would achieve the "high case," and that performance was more likely to be realized at a level between the "low case" and the "base case" rather than the high case. For additional information on these financial projections and the assumptions upon which they were made, see the section entitled "—Financial Projections."

        The special committee also discussed the advantages and disadvantages of conducting an auction of the company. The special committee discussed that Ripplewood could withdraw its proposal or reduce its per share offer price or the company's earnings could continue to decline. The special committee also discussed that the terms of the draft merger agreement allowed the company to affirmatively solicit additional interest in a transaction involving the company for 30 days following the signing of the agreement and thereafter to continue discussions with other persons or respond to unsolicited proposals under certain circumstances, see "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals."

        The special committee determined that the meeting should be adjourned until later that evening and that Lazard and its legal advisors should continue negotiations with Ripplewood over three contract points, which were the amount of the quarterly dividend the company could pay prior to the closing of the transaction, the amount of the termination fee payable under certain circumstances, and the ability of the company to refinance its existing credit facility prior to closing of the transaction. During the adjournment representatives of Lazard and Maytag's legal advisors continued negotiations with representatives of Ripplewood's advisors regarding these three contract points.

        Later that evening the special committee reconvened to further discuss Ripplewood's May 5 proposal. Upon the commencement of the reconvened meeting, Mr. Hake informed the special committee that during the break he had learned of a product issue that had arisen earlier in the day that could have a potential adverse effect on the company's earnings and cash flow and that further investigation was required before a reasonable judgment could be made. Following discussion, the special committee determined to apprise Ripplewood of the situation and to suspend further consideration pending further investigation regarding the product issue. Representatives of Lazard and Maytag's legal advisors so advised Mr. Collins and other representatives of Ripplewood.

        From May 11 through May 19, 2005, Maytag's legal advisors continued negotiations of the merger agreement with Ripplewood's legal advisors and participated in negotiations of financing commitments with Ripplewood's lenders.

        On May 18, 2005, Mr. Hake submitted a written summary of the status of the product issue investigation to the special committee. Later that morning, Mr. Hake and representatives of Lazard and Maytag's legal advisors discussed the contents of the written summary with representatives of Ripplewood and its advisors.

        The special committee met again on May 19, 2005. Mr. Hake and Mr. Scholten discussed the status of the product issue investigation. Maytag's legal advisors noted that the written summary of the status of the investigation delivered to the special committee had been delivered to representatives of Ripplewood and its legal advisors. Mr. Hake then reviewed with the special committee aspects of the company's earnings forecasts, including the potential impact of the product issue, indicating that management was still comfortable with the 2005 earnings guidance of $0.55 to $0.65. Maytag's legal advisors stated that no additional material modifications had been made to the merger agreement since the last special committee meeting. While the meeting was in session, representatives of Ripplewood and representatives of Maytag continued to negotiate the parameters of the company's ability to enter into financing arrangements prior to closing and the special committee adjourned for a brief recess. During the recess, representatives of Ripplewood and representatives of Maytag agreed on terms under which the company could engage in certain financing arrangements. Upon commencement of the reconvened meeting, Lazard reviewed its presentation with the Maytag board and delivered orally its opinion, later confirmed in writing, as described under "—Opinion of Lazard Frères & Co. LLC," that as of May 19, 2005, the consideration to be paid to the holders of Maytag common stock in the merger was fair to such holders from a financial point of view. The full text of Lazard's opinion is attached as Appendix B. Following further deliberation, and based upon the discussions between the special committee and the Maytag board and their advisors over this period, and the factors set forth under "—Maytag's Reasons for the Merger; Recommendation of the Maytag Board of Directors," the special committee, which is comprised of all directors other than Mr. Hake, recommended that the Maytag board approve the merger agreement, the merger and the other transactions contemplated by the merger agreement. Thereafter, the Maytag compensation committee of the board passed resolutions approving changes to certain of the company's benefit plans, as contemplated by the merger agreement, and the Maytag board passed resolutions approving the merger agreement, the merger and the other transactions contemplated by the merger agreement, with eight directors voting in favor, Dr. W. Ann Reynolds and Mr. Hake abstaining, and one director absent. Thereafter, Maytag executed the merger agreement with Triton Acquisition Holding and the amendment to the Maytag rights agreement. Later that evening, Maytag and Ripplewood announced the transaction.

        From May 19, 2005 through June 17, 2005, representatives of Lazard and Maytag management contacted 36 parties to determine whether any such parties had an interest in a transaction involving Maytag. Lazard and Maytag management met with several parties and certain parties entered into confidentiality agreements with the company. Several parties conducted limited due diligence on the company.

        On May 31, 2005, the special committee held a telephonic meeting to discuss the status of the solicitation of other proposals to acquire the company. Representatives of Lazard reviewed with the special committee the parties who had been contacted, and the status of discussions with such parties. The special committee's legal and financial advisors noted that the company was considering matching potential strategic bidders with potential financial bidders. The special committee also discussed company stockholder reaction to the announcement of the merger agreement.

        On June 16, 2005, the special committee held a telephonic meeting to further discuss the status of the solicitation of other proposals to acquire the company. Representatives of Lazard again reviewed with the special committee the parties who had been contacted, and the status of discussions with such parties.

        On June 17, 2005, the company received a preliminary non-binding proposal from Bain Capital Partners LLC, Blackstone Capital Partners IV L.P. and Haier America Trading, L.L.C. to acquire all outstanding shares of the company for $16.00 per share in cash. The preliminary non-binding proposal stated that completion of due diligence was expected to take 6-8 weeks, and that the proposal was conditioned on, among other things, completion of due diligence, negotiation of a definitive agreement, and receipt of necessary approvals. The proposal contemplated debt financing provided by Merrill Lynch & Co. on terms and conditions to be agreed upon among Merrill Lynch, Bain, Blackstone and Haier America.

        On June 20, 2005, the special committee held a telephonic meeting to discuss the status of the solicitation of other proposals to acquire the company in general and the Bain, Blackstone and Haier America preliminary proposal in particular. Representatives of Lazard again reviewed with the special committee the parties who had been contacted, and the status of discussions with such parties.

        Representatives of Lazard reviewed the financial terms and certain conditions of the Bain, Blackstone and Haier America preliminary proposal and compared those terms to the financial terms of the company's merger agreement with Triton Acquisition Holding. The special committee's legal advisors reviewed the terms of the Triton Acquisition Holding merger agreement regarding the company's ability to respond to solicited and unsolicited proposals to acquire the company. The special committee noted that the $16.00 per share price in the Bain, Blackstone and Haier America preliminary proposal was more favorable than the $14.00 per share price in the Triton Acquisition Holding merger agreement. The special committee discussed with its legal and financial advisors the factors that could affect the completion of a potential transaction with Bain, Blackstone and Haier America, including, among other things, receipt of debt financing, potential regulatory matters, and potential impact on the company's employees and performance. The special committee also discussed the time requested in the preliminary proposal for due diligence. After further discussion, the board of directors determined that the Bain, Blackstone and Haier America preliminary proposal may reasonably be expected to lead to a transaction more favorable from a financial point of view to the company's stockholders than the merger with Triton Acquisition Holding, taking into account all the terms and conditions of the proposal and the terms and conditions of the Triton Acquisition Holding merger agreement, and that such a transaction is reasonably capable of being completed, taking into account all aspects of the proposal. The special committee then instructed its legal and financial advisors to proceed with due diligence and discussions with respect to the Bain, Blackstone and Haier America proposal. Later that evening, the company issued a press released disclosing the Bain, Blackstone and Haier America preliminary proposal.

        On June 30, 2005, the company announced that Triton Acquisition Holding had subsequently advised the company orally that the company's continued furnishing of information to and discussions with Bain, Blackstone and Haier America after 12:01 a.m. on June 18, 2005 gives Triton Acquisition Holding the right to terminate the merger agreement under the provisions of the merger agreement described in paragraph (d)(ii) under "THE MERGER AGREEMENT—Termination" and receive the $40 million termination fee described under "THE MERGER AGREEMENT—Termination Fees." Triton Acquisition Holding also advised the company that Triton Acquisition Holding believes that the process the company is engaged in with respect to the Bain, Blackstone and Haier America proposal is resulting in disruption and uncertainty that is damaging to Triton Acquisition Holding and, in Triton Acquisition Holding's view, is likely to be damaging to the company. Triton Acquisition Holding further advised the company that Triton Acquisition Holding believes that the company can and should accelerate the process with a view toward bringing the process and its damaging consequences to a rapid conclusion, and that Triton Acquisition Holding will continue to monitor the process while reserving all of its rights.

        The company also announced that it believes that the merger agreement gives the company the right to furnish information to and engage in discussions with Bain, Blackstone and Haier America, and that doing so does not give Triton Acquisition Holding a termination right. The company also believes that the effects on Triton Acquisition Holding and the company referred to by Triton Acquisition Holding have not occurred. The company also announced that it intends to pursue its process with Bain, Blackstone and Haier America as expeditiously as practicable consistent with the fiduciary duties of the Maytag board.

        On July 12, 2005, the company advised the financial advisors to Bain, Blackstone and Haier America that: (a) the Securities and Exchange Commission was not reviewing Maytag's preliminary proxy statement, a possibility that was repeatedly discussed with Bain, Blackstone, and Haier America in connection with the company's request that they expedite their diligence accordingly, (b) in accordance with the company's obligation under its agreement with Triton Acquisition Holding to hold a stockholder meeting to vote on the merger agreement as soon as practicable, the company had scheduled a stockholder meeting for August 19, 2005, with a record date of July 20, 2005, (c) it is in the best interests of the company's stockholders, as they consider the merger agreement, that they have as clear and accurate a picture as possible of where Bain, Blackstone and Haier America stood with respect to their preliminary proposal, which was then nearly four weeks old, (d) the company had furnished, or would furnish shortly thereafter, to Bain, Blackstone and Haier America all of the information they had requested that was not unduly competitively sensitive and also all of the information that the company had given to Ripplewood, and (e) Bain, Blackstone and Haier America should have all of the information necessary to formulate a definitive proposal and that the company expected that diligence will be basically complete by the end of the day on July 22, 2005.

        On July 17, 2005, the company received an unsolicited proposal from Whirlpool Corporation to acquire all outstanding shares of the company for $17.00 per share, of which at least 50% would be paid in cash and the balance in shares of Whirlpool common stock. The proposal stated that it was based solely on publicly available information about Maytag, and was subject to satisfactory completion of due diligence and negotiation of a mutually acceptable definitive merger agreement. On July 18, 2005, the company issued a press release disclosing the Whirlpool proposal.

Maytag's Reasons for the Merger; Recommendation of the Maytag Board of Directors

        At its meeting on May 19, 2005, the Maytag board of directors determined that the merger agreement is advisable, fair to, and in the best interests of Maytag and its stockholders and approved the merger agreement. Accordingly, the Maytag board recommends that Maytag stockholders vote FOR adoption of the merger agreement at the special meeting and FOR the authorization of the proxies to vote on such other matters as may properly come before the special meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

        In reaching its decision to approve the merger agreement and to recommend that Maytag stockholders vote to adopt the merger agreement, the Maytag board considered a number of factors, including the following material factors:

  •
  Maytag special committee's and Maytag board's familiarity with, and presentations by Maytag's management and financial advisors regarding, the business, operations, properties and assets, financial condition, business strategy, and prospects of Maytag (as well as the risks involved in achieving those prospects), the nature of the home appliances industry in which Maytag competes, industry trends, and economic and market conditions, both on a historical and on a prospective basis;

  •
  the adverse conditions in the home appliances industry caused in part by increasing globalization, increased competition and the current and expected impact from lower-cost foreign entrants as well as increasing fuel and raw material costs, and Maytag's competitive position within the industry;

  •
  the potential stockholder value that could be expected to be generated from the various strategic alternatives potentially available to Maytag, including the alternatives of remaining independent, holding a pre-merger agreement signing auction for Maytag or other restructuring alternatives, as well as the risks and uncertainties associated with those alternatives, including the risks associated with delaying the sale process, which include the risk that Ripplewood would withdraw its proposal or reduce its per share offer price, and the risks related to the availability of financing for the transaction, further decreases in Maytag's common stock price and other general declines in Maytag's business and prospects;

  •
  the significant negative earnings momentum reflected in Maytag's earnings guidance for 2005, which was revised downward on January 28, 2005 from $1.55 - $1.65 per share to $1.15 - $1.35 per share and further revised downward on April 22, 2005 to $0.55 - $0.65 per share (excluding, in each case, adjustments for restructuring and related charges); and the Maytag board's consideration that an earnings turnaround for Maytag could take several years;

  •
  the significant negative earnings momentum reflected in the 2004 earnings forecasts communicated to Ripplewood, including the following net sales and earnings per share forecasts: 2004 "7+5" forecast of $4,852 million net sales and $1.11 earnings per share, 2004 "8+4" forecast of $4,813 million net sales and $1.00 earnings per share, 2004 "9+3" forecast of $4,792 million net sales and $0.95 earnings per share, and 2004 "10+2" forecast of $4,748 million net sales and $0.85 earnings per share (excluding, in each case, adjustments for restructuring and related costs, goodwill impairment, certain litigation and gain on the sale of property). The reference to $1.11 in earnings per share was inaccurate because it did not exclude certain charges related to litigation. The correct 2004 "7+5" forecast was $1.21 in earnings per share and that amount is reconciled to its U.S. GAAP adjusted amount in Appendix D;

  •
  the significant negative earnings momentum reflected in the 2005 earnings forecasts communicated to Ripplewood, including the following net sales and earnings per share forecasts: 2005 Annual Business Plan forecast of $5,278 million net sales and $2.00 earnings per share, 2005 "0+12" forecast of $5,249 million net sales and $1.77 earnings per share, 2005 modified "0+12" forecast of $5,107 million net sales and $1.45 earnings per share, and 2005 modified "3+9" forecast of $4,948 million net sales and $0.88 earnings per share (excluding, in each case, adjustments for restructuring and related charges);

  •
  the special committee's view that it would be imprudent for the special committee to assume that Maytag would achieve the "high case" in management's financial projections presented in May 2005 (as described in the section entitled "—Financial Projections"), and that Maytag would most likely realize performance at a level between the "low case" and the "base case" in management's financial projections (each as described in the section entitled "—Financial Projections"), which view was based in part on Maytag's consistent failure to achieve its one-year management earnings forecast beginning in 2003. The special committee's view was also based in part on the fact that the "high case" was based on, among other things, the assumption that the major appliances market would grow at 3% per year and that Maytag would hold its market share and accordingly achieve increased unit sales of major appliances of 3% to 5% per year, notwithstanding that the company had failed to maintain its market share in recent periods, that the company had not been successful in increasing revenue and that future challenges in this regard were expected to intensify, and that an earnings turnaround for Maytag could take several years;

  •
  Standard & Poor's downgrade of Maytag's long-term debt on January 28, 2005 to BBB- and further downgrade on April 22, 2005 to BB+ and Moody's downgrade of Maytag's long-term debt on February 2, 2005 to Baa3 and further downgrade on April 27, 2005 to Ba2;

  •
  the terms of the merger agreement that provide for a 30-day post-signing market check during which Maytag could solicit additional interest in transactions involving Maytag, and after such 30-day period to continue discussions with other persons or to respond to unsolicited proposals under certain circumstances (see "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals");

  •
  the financial presentations of Lazard and its opinion that, as of May 19, 2005, the consideration to be paid to the holders of Maytag common stock in the merger was fair to such holders from a financial point of view (see "—Opinion of Lazard Frères & Co. LLC");

  •
  the current and historical market prices of Maytag common stock relative to those of other industry participants and general market indices, and the fact that the $14.00 merger consideration represents a 21.11% premium over the closing price of Maytag common stock on the last trading day prior to the public announcement of the merger agreement and a 37.93% premium over the closing price of Maytag common stock on May 5, 2005, the day Ripplewood submitted its $14.00 offer price;

  •
  the fact that the merger consideration is all cash;

  •
  the level of efforts that Triton Acquisition Holding and Triton Acquisition must use under the merger agreement to obtain the proceeds of the financing on the terms and conditions described in the Commitment Letters (see "THE MERGER AGREEMENT—Reasonable Best Efforts");

  •
  the level of efforts that the parties must use under the merger agreement to obtain governmental and regulatory approvals, and the Maytag board's belief, after review with its legal advisors, in the likelihood of the merger being approved by the appropriate regulatory authorities in light of these merger agreement provisions (see "—Governmental and Regulatory Approvals" and "THE MERGER AGREEMENT—Reasonable Best Efforts");

  •
  the terms of the merger agreement which provide that under certain circumstances, and subject to certain conditions more fully described in the sections entitled "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals," "THE MERGER AGREEMENT—Termination" and "THE MERGER AGREEMENT—Termination Fees," Maytag can furnish information to and conduct negotiations with a third party, terminate the merger agreement, and enter into an agreement relating to a superior company proposal;

  •
  the belief that the $40 million termination fee that would be payable in connection with the termination of the merger agreement to enter into a superior company proposal (representing approximately 3.6% of the aggregate equity value of Triton Acquisition Holding's proposal) was reasonable in the context of break-up fees that were payable in other transactions and would not preclude another party from making a competing proposal; and

  •
  the other terms of the merger agreement, as reviewed by the Maytag board with its legal advisors (see "THE MERGER AGREEMENT").

        The Maytag board also considered potential drawbacks or risks relating to the merger, including the following material risks and factors:

  •
  the possibility that Triton Acquisition Holding and Triton Acquisition are unable to obtain the financing proceeds, including obtaining the debt financing proceeds from the lenders;

  •
  the fact that the all-cash price would not allow our stockholders to participate in any future growth of the combined entity;

  •
  the possibility that an antitrust authority may seek to impose conditions on or enjoin or otherwise prevent or delay the merger;

  •
  the risks and costs to Maytag if the merger does not close, including the diversion of management and employee attention, employee attrition and the effect on business and customer relationships;

  •
  the interests of Maytag's officers and directors in the merger described under "—Interests of Certain Persons in the Merger;"

  •
  the restrictions on the conduct of Maytag's business prior to the consummation of the merger, requiring Maytag to conduct its business in the ordinary course, subject to specific limitations, which may delay or prevent Maytag from undertaking business opportunities that may arise pending completion of the merger;

  •
  the requirement that Maytag submit the merger agreement to its stockholders even if the Maytag board modifies or withdraws its recommendation, which could delay or prevent our ability to pursue a superior company proposal if one were to become available;

  •
  the possibility that the $40 million termination fee payable under specified circumstances may discourage a competing proposal to acquire Maytag; and

  •
  the historical market prices of Maytag common stock and the fact that the $14.00 merger consideration represents a 29.89% discount to the closing price of Maytag common stock on December 2, 2004, the day Ripplewood submitted its first acquisition proposal (and the related decline in Maytag's earnings guidance during that period).

        The foregoing discussion addresses the material information and factors considered by the Maytag board of directors in its consideration of the merger. In view of the variety of factors and the amount of information considered, the Maytag board did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination. The determination was made after consideration of all of the factors as a whole. In addition, individual members of the Maytag board may have given different weights to different factors.

Opinion of Lazard Frères & Co. LLC

        Under an engagement letter, dated November 4, 2004, Maytag retained Lazard to, among other things, render an opinion to the board of directors of Maytag as to the fairness, from a financial point of view, of the merger consideration to be paid to holders of Maytag common stock. Lazard has delivered to Maytag's board of directors a written opinion, dated May 19, 2005, that, as of that date, the consideration to be paid to the holders of Maytag common stock in the merger was fair to such holders from a financial point of view.

        The full text of the Lazard opinion is attached as Appendix B to this proxy statement and is incorporated into this proxy statement by reference. The description of the Lazard opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the Lazard opinion set forth in Appendix B. You are urged to read the Lazard opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Lazard in connection with the opinion. Lazard's written opinion is directed to Maytag's board of directors and only addresses the fairness, from a financial point of view, of the consideration to be paid in the merger to holders of Maytag common stock as of the date of the opinion. Lazard's written opinion does not address the merits of the underlying decision by Maytag to engage in the merger and is not intended to and does not constitute a recommendation to any stockholder of Maytag as to how such stockholder should vote with respect to the merger or any matter relating thereto. Lazard's opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, the date of the Lazard opinion. Lazard assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion. The following is only a summary of the Lazard opinion. You are urged to read the entire opinion.

        In the course of performing its review and analyses in rendering its opinion, Lazard:

  •
  reviewed the financial terms and conditions of a draft, dated May 19, 2005, of the merger agreement;

  •
  analyzed certain historical business and financial information relating to Maytag;

  •
  reviewed various financial forecasts and other data provided to Lazard by Maytag relating to its businesses;

  •
  held discussions with members of the senior management of Maytag with respect to the businesses and prospects of Maytag;

  •
  reviewed public information with respect to certain other companies in lines of businesses Lazard believed to be generally comparable to the business of Maytag;

  •
  reviewed the financial terms of certain business combinations involving companies in lines of businesses Lazard believed to be generally comparable to that of Maytag, and in other industries generally;

  •
  reviewed the historical stock prices and trading volumes of Maytag common stock; and

  •
  conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

        Lazard relied upon the accuracy and completeness of the foregoing information, and did not assume any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Maytag, or concerning the solvency or fair value of Maytag. With respect to financial forecasts, Lazard assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgment of the management of Maytag as to the future financial performance of Maytag. Lazard assumed no responsibility for and expressed no view as to any such forecasts or the assumptions on which they were based. The financial analyses that Lazard utilized in providing its opinion were based upon three alternative sets of management projections, a base case, a low case and a high case, that were based on three different assessments by management of the future financial performance of Maytag. (See "—Financial Projections.") Based on the guidance of Maytag's board of directors (See "—Background of the Merger"), Lazard relied for purposes of rendering its opinion on the base case and low case financial forecasts.

        In rendering its opinion, Lazard was not authorized to solicit, and did not solicit, third parties regarding alternatives to the merger.

        In rendering its opinion, Lazard assumed that the merger would be consummated on the terms described in the merger agreement, without any waiver of any material terms or conditions by Maytag and that obtaining the necessary regulatory approvals for the merger would not have an adverse effect on Maytag or the merger. Lazard also assumed that the executed merger agreement would conform in all material respects to the draft agreement reviewed by Lazard. Lazard did not express any opinion as to any tax or other consequences that might result from the merger, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that Maytag obtained such advice as it deemed necessary from qualified professionals. In addition, Lazard did not express any opinion as to the price at which Maytag common stock may trade after announcement of the merger.

        The following is a summary of the material financial and comparative analyses which Lazard deemed to be appropriate for this type of transaction and that were performed by Lazard in connection with rendering its opinion. The summary of Lazard's analyses described below is not a complete description of the analyses underlying Lazard's opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances, and, therefore, is not readily susceptible to summary description. In arriving at its opinion, Lazard considered the results of all the analyses and did not attribute any particular weight to any factor or analysis considered by it; rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

        As noted above, the financial analyses that Lazard utilized in providing its opinion were based upon three alternative sets of management projections, a base case, a low case and a high case, that were based on three different assessments by management of the future financial performance of Maytag. (See "—Financial Projections.") Based on the guidance of Maytag's board of directors, Lazard relied for purposes of rendering its opinion on the base case and low case financial forecasts.

        In its analyses, Lazard also considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Maytag. No company, transaction or business used in Lazard's analyses as a comparison is identical to Maytag or the proposed merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in Lazard's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard's analyses are inherently subject to substantial uncertainty.

        The financial analyses summarized below include information presented in tabular format. In order to fully understand Lazard's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Lazard's financial analyses.

Discounted Cash Flow Analysis

        Using projections provided by the management of Maytag, Lazard performed a discounted cash flow analysis valuing Maytag based on the present value of projected unlevered free cash flow for 2005 to 2009 and the present value of the terminal value in 2009. This analysis assumed a range of terminal year exit multiples of estimated earnings before interest, tax, depreciation and amortization, also referred to as "EBITDA," ranging from 5.0x to 6.0x and a discount rate of 11% based on estimates relating to Maytag's weighted average cost of capital. Using this analysis, Lazard calculated the following range of implied equity values per share of Maytag common stock, as compared to the per share merger consideration of $14.00:

	Implied Value Per Share of Maytag Common Stock
	Low	High
Management Base Case	$12.00	$15.00
Management Low Case	$9.00	$12.00
Management High Case	$19.00	$23.00

Present Value of Future Stock Price

        Lazard calculated implied 2008 per share equity values for Maytag common stock by applying price to forward earnings per share multiples ranging from 10.0x to 12.0x to Maytag management's estimates of 2008 earnings per share in each of the three cases. Lazard then calculated implied per share equity values for Maytag common stock based on the present value (at a discount rate of 16% based on estimates relating to Maytag's cost of equity capital) of these 2008 per share equity values, including the present value of Maytag's expected annual dividend of $0.36 per share. Using this analysis, Lazard calculated the following range of implied equity values per share of Maytag common stock, as compared to the per share merger consideration of $14.00:

	Implied Value Per Share of Maytag Common Stock
	Low	High
Management Base Case	$11.00	$13.00
Management Low Case	$8.00	$9.00
Management High Case	$16.00	$20.00

Comparable Public Companies Analysis

        Using publicly available information, Lazard reviewed and compared certain financial and stock market information for Maytag with that of Whirlpool Corp. and AB Electrolux. These comparable companies were chosen because they are publicly traded companies with operations that for purposes of this analysis may be considered reasonably similar to Maytag. For each of these comparable companies, Lazard calculated enterprise value as a multiple of EBITDA for the latest 12-month period. Lazard calculated implied per share equity values for Maytag common stock by applying latest 12-month EBITDA multiples ranging from 5.0x to 6.0x to Maytag's latest 12-month EBITDA. Based on this analysis, Lazard calculated an implied per share value range for Maytag common stock of $6.00 to $10.00, as compared to the per share merger consideration of $14.00.

Precedent Transactions Analysis

        Lazard reviewed publicly available information relating to the following eight transactions in the appliance and consumer durables industry that it deemed relevant:

Date Announced	Acquiror(s)	Target
April 2002	Kelso & Company, L.P.	Nortek, Inc.
November 2002	Newell Rubbermaid	American Saw and Manufacturing Co.
July 2004	The Black and Decker Corporation	Tools Group of Pentair Inc.
July 2004	Thomas H. Lee Partners, L.P.	Nortek Holdings, Inc.
August 2004	Techtronic Industries Co. Ltd.	Milwaukee Electric Tool Corp.
September 2004	Jarden Corporation Warburg Pincus LLC	American Household, Inc.
February 2005	Kohlberg Kravis Roberts & Co. L.P.	Masonite International Corporation
April 2005	BC Partners	Dometic International

        For each selected comparable transaction, Lazard calculated the multiple of total transaction value to EBITDA of the acquired business for the latest 12-month period preceding the acquisition announcement. Lazard then calculated implied per share equity values for Maytag common stock by applying EBITDA multiples ranging from 6.0x to 7.0x to Maytag's latest 12-month EBITDA. Based on this analysis, Lazard calculated an implied per share value range for Maytag common stock of $10.00 to $13.00, as compared to the per share merger consideration of $14.00.

Leveraged Buy-Out Analysis

        Using projections provided by the management of Maytag, Lazard performed an analysis of the range of values that a financial sponsor could pay for Maytag while realizing a targeted internal rate of return on its equity investment of 18% to 25% and terminal year exit multiples in 2009 based on projected 2009 EBITDA ranging from 6.0x to 7.0x. For purposes of this analysis, Lazard assumed a capital structure similar to that envisioned by Ripplewood, including approximately $1.7 billion of total funded debt financing and $450 million of equity financing. Using this analysis, Lazard calculated the following range of implied equity values per share of Maytag common stock, as compared to the per share merger consideration of $14.00:

	Implied Value Per Share of Maytag Common Stock
	Low	High
Management Base Case	$13.00	$15.00
Management Low Case	$11.00	$13.00
Management High Case	$18.00	$20.00

Premiums Paid Analysis

        Lazard reviewed publicly available information regarding selected acquisition transactions since January 1999, which included financial sponsor transactions and transactions involving all cash consideration. For each transaction, Lazard analyzed, as of the announcement date, the premium offered by the acquiror to the target's closing price one day, seven days and thirty days prior to the announcement of the transaction. The median of premia for each of these periods ranged from 20% to 25% in the financial sponsor transactions, 23% to 30% in the transactions involving all cash consideration and 23% to 29% in all transactions. Lazard applied these ranges to the closing price of Maytag's common stock on May 5, 2005 of $10.15 to calculate a range of implied per share equity values for Maytag common stock of approximately $12.00 to $13.00, as compared to the per share merger consideration of $14.00.

Miscellaneous

        Lazard's opinion, which, as indicated above, was based on the base case and low case financial forecasts prepared in May 2005, and financial analyses were not the only factors considered by Maytag's board of directors in its evaluation of the merger and should not be viewed as determinative of the views of Maytag's board of directors or Maytag's management.

        Maytag has agreed to pay Lazard a fee of approximately $14 million, a substantial portion of which is contingent upon the completion of the merger. Maytag has also agreed to reimburse Lazard for its reasonable out-of-pocket expenses, including the reasonable expenses of legal counsel, and to indemnify Lazard and related parties against liabilities, including liabilities under the federal securities laws, arising out of its engagement. Lazard has provided and may provide investment banking services to one or more affiliates of Triton Acquisition Holding, or to one or more of their respective portfolio companies or other affiliates, for which Lazard may have received and may receive customary fees. Goldman Sachs & Co., which is affiliated with one of the future owners of Triton Acquisition Holding, was the lead managing underwriter for the initial public offering of Lazard which closed in May 2005, for which it received customary fees. In the ordinary course of Lazard's business, Lazard, Lazard Capital Markets LLC (an entity owned in large part by the managing directors of Lazard) and their respective affiliates may actively trade shares of Maytag's common stock and other securities of Maytag for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

        Lazard is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, leveraged buyouts, and valuations for real estate, corporate and other purposes. Lazard was selected to act as investment banker to Maytag because of its expertise and its reputation in investment banking and mergers and acquisitions.

Financial Projections

        Other than publicly announced earnings guidance, Maytag, as a matter of course does not make public detailed long-range projections as to future performance or earnings. As discussed above, Maytag management prepares four categories of information containing plans or forecasts of future performance. These are a Strategic Business Plan, an Annual Business Plan, monthly forecasts of annual performance that refer to actual monthly results plus estimates for remaining months in the year, and publicly announced earnings guidance. The company's forecasts in its Strategic Business Plan are broad-based, and take into account the aspirations of management and long-range major strategic plans and market conditions. The company's forecasts in its Annual Business Plan are more tactical in nature and take into account targets and goals for incentive compensation matters. The forecasts that refer to actual results plus estimates for remaining months are intended to track actual performance and modified forecasts against the Annual Business Plan. The forecasts discussed above are not prepared with a view to public disclosure and are not prepared with a view to compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The company's public earnings guidance is generally based on the Annual Business Plan, as adjusted, to provide the most likely earnings scenario at the time guidance is announced.

October 2004 Projections

        Maytag as a matter of course does not make public detailed long-range projections as to future performance or earnings. However, during Maytag's exploration of strategic alternatives, Maytag provided Ripplewood and other potential bidders with Maytag's 2005 Strategic Business Plan, which included financial performance information about Maytag that was not publicly available. The information provided included financial projections for Maytag as an independent company prepared by its management as presented to the Maytag board of directors at its October 13, 2004 and October 14, 2004 meetings.

        The Maytag projections included in the 2005 Strategic Business Plan included the following forecasts, which were provided to Ripplewood in November 2004:

Consolidated Financial Highlights

	2004E	2005E	2006E	2007E
	(Millions, except EPS)
Net Sales	$4,813	$5,032	$5,263	$5,466
Diluted earnings per share	$1.00	$1.30	$1.87	$2.39

Note:    Excludes special charges

        A number of assumptions were made in preparing the projections included in the 2005 Strategic Business Plan, the most significant of which, in the opinion of Maytag management, are assumptions with respect to:

  •
  Maytag Appliances Business—assumed (a) that the Maytag appliances business would have a unit increase of 4.2% (based on industry growth of 1.5%) for fiscal year 2005 and a unit increase of 3% (based on industry growth of 3%) for each of fiscal year 2006 and 2007; (b) a general price increase in appliances in fiscal year 2005; and (c) a price repositioning in appliances in each of fiscal year 2005, 2006 and 2007, which would have an adverse effect on operating income.

  •
  Maytag Floor Care Business—assumed (a) that the Maytag floor care business would have a unit increase of 12.9% (based on industry growth of 3.0%) for fiscal year 2005, a unit increase of

    9.0% (based on industry growth of 3.0%) for fiscal year 2006, and a unit increase of 3% (based on industry growth of 3%) for fiscal year 2007; (b) an unfavorable mix of floor care products, which would have an adverse effect on operating income in fiscal year 2005; and (c) a price repositioning in floor care in each of fiscal year 2005, 2006 and 2007, which would have an adverse effect on operating income.

  •
  Cost Impacts—assumed (a) an increase in steel costs in fiscal year 2005 and a decrease in each of fiscal year 2006 and 2007; (b) a 3% to 4% increase in wages and other economics in fiscal year 2005 and a 3% increase in wages and other economics in each of fiscal year 2006 and 2007; (c) an increase in pension and post-retirement costs in each of fiscal year 2005, 2006 and 2007; and (d) an increase in other material costs in fiscal year 2005.

  •
  Savings Initiatives—assumed (a) incremental savings related to Maytag's One Company initiative in fiscal year 2005 and 2006; (b) savings related to procurement saving initiatives in each of fiscal year 2005, 2006 and 2007; (c) savings related to Maytag's closing of its Galesburg manufacturing plant in fiscal year 2005; and (d) savings related to decreases in other material costs in each of fiscal year 2006 and 2007.

Consolidated Financial Highlights: Reconciliation of Non-GAAP to GAAP

	2004E		2005E	2006E	2007E
Diluted earnings per share
Earnings per share (excluding special charges)		$1.00	$1.30	$1.87	$2.39
Excluded special charges (restructuring and related charges, goodwill impairment, Front-load washer litigation, distributor lawsuit judgment)		$1.10	$0.05	$0.00	$0.00
Earnings per share (GAAP)	-$	0.10	$1.25	$1.87	$2.39

        The 2005 Strategic Business Plan also included the projections set forth below for fiscal year 2005 that were based on the assumption that Maytag could achieve a $2.00 earnings per share by undertaking certain actions, including, among other things: (a) implementing certain employee cost reductions; (b) reducing the costs related to certain products; (c) reducing retiree healthcare costs; (d) developing new customer display opportunities; (e) minimizing price repositioning in appliances and floor care; (f) modifying incentive compensation targets; and (g) increasing prices if steel costs are not less than those assumed in the 2005 Strategic Business Plan, in each case, with the intended aggregate effect of increasing operating income by approximately $81 million.

Consolidated Financial Highlights 2005 @ $2.00 Per Share

	2004E	2005E	2006E	2007E
	(Millions, except EPS)
Net Sales	$4,813	$5,072	$5,303	$5,506
Diluted earnings per share	$1.00	$2.00	$2.36	$2.88

Note:    Excludes special charges

Consolidated Financial Highlights 2005 @ $2.00 Per Share:
Reconciliation of Non-GAAP to GAAP

	2004E		2005E	2006E	2007E
Diluted earnings per share
Earnings per share (excluding special charges)		$1.00	$2.00	$2.36	$2.88
Excluded special charges (restructuring and related charges, goodwill impairment, Front-load washer litigation, distributor lawsuit judgment)		$1.10	$0.05	$0.00	$0.00
Earnings per share (GAAP)	-$	0.10	$1.95	$2.36	$2.88

May 2005 Projections

        In May 2005, Maytag management prepared revised financial projections to reflect developments since October 2004. These developments reflected, among other things, actual operating results for fiscal year 2004 and reductions in projected revenues in future years arising from the lower fiscal year 2005 forecast. The revised projections were provided to the Maytag board of directors on May 4, 2005 but were not provided to Ripplewood or any other third party until after the execution of the merger agreement. The base case and low case scenarios included in the revised projections were relied upon by Lazard in connection with its presentation to the board of directors on May 19, 2005 and its fairness opinion dated May 19, 2005. See "—Opinion of Lazard Frères & Co. LLC."

        The Maytag projections prepared in May 2005, described below, reflect management's then current view of Maytag's long-term outlook understood in the context of three alternative sets of assumptions (a base case, a low case, and a high case). In April 2005, Maytag management reviewed with the Maytag board that earnings per share for the full year were expected to be between $0.56 and $0.88 per share (See "—Background of the Merger"). However, following discussion, the Maytag board strongly recommended that the company not announce guidance at the high end of management's earnings expectations. On April 22, 2005, the company announced 2005 earnings guidance of $0.55–$0.65 per share.

The Base Case Projections

	2005 Forecast	2006 Forecast	2007 Forecast	2008 Forecast	2009 Forecast
	($ in millions, except EPS)
Net Sales	$4,961	$5,071	$5,170	$5,269	$5,366
Gross Profit	$625.5	$637.4	$653.8	$738.9	$821.3
Total SG&A Expense	$466.2	$474.2	$488.8	$504.7	$522.0
Operating Income	$159.3	$163.2	$164.9	$234.2	$299.3
Interest Expense	$(64.0)	$(59.0)	$(57.0)	$(57.0)	$(57.0)
Other—net	$6.5	$5.3	$5.3	$5.3	$5.3
Income before taxes	$101.8	$109.5	$113.2	$182.5	$247.6
Effective tax rate	31.1%	32.5%	33.0%	33.0%	33.0%
Taxes	$31.7	$35.6	$37.4	$60.2	$81.7
Net Income	$70.2	$73.9	$75.9	$122.3	$165.9
Shares outstanding	80.0	80.0	80.0	80.0	80.0
EPS	$0.88	$0.92	$0.95	$1.53	$2.07

Notes:    Excludes restructuring charges. Totals may not be additive due to rounding.

        A number of assumptions were made in preparing the base case projections, the most significant of which, in the opinion of Maytag management, are assumptions with respect to:

  •
  Earnings per share—2005 earnings per share of $0.88 are at the high-end of management's financial projections.

  •
  Growth/Loss—assumed that (a) Maytag's unit sales of major appliances will not grow with the industry generally (3% per year) but will have 0% growth, thereby gradually losing market share, and (b) Maytag will absorb a normal 1% price repositioning in its appliances and floor care businesses each year.

  •
  Assumed shutdown of the Newton, North Canton and Florence facilities—assumed (a) Maytag's inability to maintain or grow the market share of the existing platforms or obtain concessions from the labor force, and (b) that the benefits from the shutdown of the facilities would result in a cost reduction of approximately $140 million, impacting operating income as follows: (i) 2006E ($10 million), (ii) 2007E (no impact), (iii) 2008E ($71 million), and (iv) 2009E ($71 million). The decision to pursue the assumed shutdown has not yet been made, and the detailed execution plans and financial projections have not been developed, but Maytag management views the $140 million as a reasonable estimate of the cost savings associated with the proposed shutdowns. It should also be noted that the cost impact of implementing the footprint restructuring below the operating income level was not included in the analysis.

  •
  General business trends—assumed all other trends in Maytag's business continue unchanged, including (a) that International and Services businesses continue to grow and perform, (b) Dixie Narco recovers to reasonable levels, (c) procurement savings continue, (d) burden and labor costs increase 1% per year, (e) salary increases and other economics increase 3% per year, (f) decreases in steel costs, and (g) incremental savings from the company's voluntary separation plan in the first quarter of 2005.

        Maytag management did not make any assumptions with respect to (a) significant material cost declines, (b) additional price increases, (c) sale of non-core assets (commercial appliances), (d) additional savings from postretirement medical initiatives, and (e) higher savings from manufacturing footprint changes.

        As noted previously, the base case projections presented above excluded restructuring charges. Maytag provided the projections excluding restructuring charges as a way to help Maytag's board of directors better understand Maytag's earnings and enhance comparisons of Maytag's earnings from period to period. Among other things, Maytag's management uses the earnings results, excluding restructuring charges to evaluate the performance of its businesses. There are inherent limitations in the use of earnings excluding restructuring charges, because Maytag's actual results do include the impact of such charges. The table below reconciles operating income, net income and earnings per share (determined excluding restructuring charges) with operating income, net income and earnings per share determined in accordance with GAAP.

The Base Case Projections: Reconciliation of Non-GAAP to GAAP

	2005 Forecast	2006 Forecast	2007 Forecast	2008 Forecast	2009 Forecast
	($ in millions, except EPS)
Operating Income
Operating Income (excluding restructuring charges)	$159.3	$163.2	$164.9	$234.2	$299.3
Excluded restructuring charges	$17.0	$33.0	$53.0	$147.0	$0.00
Operating Income (GAAP)	$142.3	$130.2	$111.9	$87.2	$299.3
Net Income
Net Income (excluding restructuring charges)	$70.2	$73.9	$75.9	$122.3	$165.9
Excluded restructuring charges	$11.7	$22.3	$35.5	$98.5	$0.00
Net Income (GAAP)	$58.5	$51.6	$40.4	$23.8	$165.9
Earnings per share
Earnings per share (excluding restructuring charges)	$0.88	$0.92	$0.95	$1.53	$2.07
Excluded restructuring charges	$0.15	$0.28	$0.44	$1.23	$0.00
Earnings per share (GAAP)	$0.73	$0.64	$0.51	$0.30	$2.07

The Low Case Projections

	2005 Forecast	2006 Forecast	2007 Forecast	2008 Forecast	2009 Forecast
	($ in millions, except EPS)
Net Sales	$4,797	$4,903	$4,984	$5,060	$5,130
Gross Profit	$588.8	$600.7	$611.8	$688.8	$759.8
Total SG&A Expenses	$466.2	$474.1	$488.3	$503.7	$520.4
Operating Income	$122.7	$126.5	$123.5	$185.1	$239.4
Interest Expense	$(64.0)	$(59.0)	$(57.0)	$(57.0)	$(57.0)
Other-net	$6.5	$5.3	$5.3	$5.3	$5.3
Income before taxes	$65.2	$72.8	$71.8	$133.4	$187.7
Effective tax rate	31.1%	32.5%	33.0%	33.0%	33.0%
Taxes	$20.3	$23.7	$23.7	$44.0	$61.9
Net Income	$44.9	$49.2	$48.1	$89.4	$125.7
Shares outstanding	80.0	80.0	80.0	80.0	80.0
EPS	$0.56	$0.61	$0.60	$1.12	$1.57

Notes:    Excludes restructuring charges. Totals may not be additive due to rounding.

        A number of assumptions were made in preparing the low case projections, the most significant of which, in the opinion of Maytag management, are assumptions with respect to:

  •
  Earnings per share—2005 earnings per share of $0.56 are at the low-end of management's financial projections.

  •
  Growth/Loss—assumed that (a) Maytag's unit sales of major appliances will not grow with the industry generally (3% per year) but will lose market share at 0.5% per year, thereby accelerating its loss of market share, and (b) Maytag will absorb a normal 1% price repositioning in its appliances and floor care businesses each year.

  •
  Assumed shutdown of the Newton, North Canton and Florence facilities—management made the same assumptions as those described in the third bullet of the base case projections above.

  •
  General business trends—management made the same assumptions as those described in the fourth bullet of the base case projections above.

        Maytag management did not make any assumptions with respect to the same matters described above in the second to last paragraph of the base case projections above.

        As noted previously, the low case projections presented above excluded restructuring charges. Maytag provided the projections excluding restructuring charges as a way to help Maytag's board of directors better understand Maytag's earnings and enhance comparisons of Maytag's earnings from period to period. Among other things, Maytag's management uses the earnings results, excluding restructuring charges to evaluate the performance of its businesses. There are inherent limitations in the use of earnings excluding restructuring charges, because Maytag's actual results do include the impact of such charges. The table below reconciles operating income, net income and earnings per share (determined excluding restructuring charges) with operating income, net income and earnings per share determined in accordance with GAAP.

The Low Case Projections: Reconciliation of Non-GAAP to GAAP

	2005 Forecast	2006 Forecast	2007 Forecast	2008 Forecast	2009 Forecast
	($ in millions, except EPS)
Operating Income
Operating Income (excluding restructuring charges)	$122.7	$126.5	$123.5	$185.1	$239.4
Excluded restructuring charges	$17.0	$33.0	$53.0	$147.0	$0.00
Operating Income (GAAP)	$105.7	$93.5	$70.5	$38.1	$239.4
Net Income
Net Income (excluding restructuring charges)	$44.9	$49.2	$48.1	$89.4	$125.7
Excluded restructuring charges	$11.7	$22.3	$35.5	$98.5	$0.00
Net Income (GAAP)	$33.2	$26.9	$12.6	$(9.1)	$125.7
Earnings per share
Earnings per share (excluding restructuring charges)	$0.56	$0.61	$0.60	$1.12	$1.57
Excluded restructuring charges	$0.15	$0.28	$0.44	$1.23	$0.00
Earnings per share (GAAP)	$0.41	$0.33	$0.16	$(0.11)	$1.57

The High Case Projections

	2005 Forecast	2006 Forecast	2007 Forecast	2008 Forecast	2009 Forecast
	($ in millions, except EPS)
Net Sales	$4,961	$5,259	$5,474	$5,689	$5,904
Gross Profit	$625.5	$688.6	$736.9	$852.5	$959.6
Total SG&A Expense	$466.2	$477.7	$493.7	$509.6	$526.9
Operating Income	$159.3	$210.9	$243.2	$343.0	$432.8
Interest Expense	$(64.0)	$(59.0)	$(57.0)	$(57.0)	$(57.0)
Other—net	$6.5	$5.3	$5.3	$5.3	$5.3
Income before taxes	$101.8	$157.2	$191.5	$291.3	$381.1
Effective tax rate	31.1%	32.5%	33.0%	33.0%	33.0%
Taxes	$31.7	$51.1	$63.2	$96.1	$125.8
Net Income	$70.2	$106.1	$128.3	$195.1	$255.3
Shares outstanding	80.0	80.0	80.0	80.0	80.0
EPS	$0.88	$1.33	$1.60	$2.44	$3.19

Notes:
Excludes restructuring charges. Totals may not be additive due to rounding.

        A number of assumptions were made in preparing the projections for the high case, the most significant of which, in the opinion of Maytag management, are assumptions with respect to:

  •
  Earnings per share—2005 earnings per share of $0.88 are at the high-end of management's financial projections.

  •
  Growth/Loss—assumed that (a) Maytag's unit sales of major appliances will grow with the industry generally (3% per year), thereby holding market share, (b) Maytag will achieve its growth goals in 2005 (5% boost in 2006 driven by laundry), and (c) Maytag will absorb a normal 1% price repositioning in its appliances and floor care businesses each year.

  •
  Assumed shutdown of the Newton, North Canton and Florence facilities—management made the same assumptions as those reflected in the third bullet of the base case projections above.

  •
  General business trends—management made the same assumptions as those described in the fourth bullet of the base case projections above.

        Maytag management did not make any assumptions with respect to the same matters described above in the second to last paragraph of the base case projections above.

        As noted previously, the high case projections presented above excluded restructuring charges. Maytag provided the projections excluding restructuring charges as a way to help Maytag's board of directors better understand Maytag's earnings and enhance comparisons of Maytag's earnings from period to period. Among other things, Maytag's management uses the earnings results, excluding restructuring charges to evaluate the performance of its businesses. There are inherent limitations in the use of earnings excluding restructuring charges, because Maytag's actual results do include the impact of such charges. The table below reconciles operating income, net income and earnings per share (determined excluding restructuring charges) with operating income, net income and earnings per share determined in accordance with GAAP.

The High Case Projections: Reconciliation of Non-GAAP to GAAP

	2005 Forecast	2006 Forecast	2007 Forecast	2008 Forecast	2009 Forecast
	($ in millions, except EPS)
Operating Income
Operating Income (excluding restructuring charges)	$159.3	$210.9	$243.2	$343.0	$432.8
Excluded restructuring charges	$17.0	$33.0	$53.0	$147.0	$0.00
Operating Income (GAAP)	$142.3	$177.9	$190.2	$196.0	$432.8
Net Income
Net Income (excluding restructuring charges)	$70.2	$106.1	$128.3	$195.1	$255.3
Excluded restructuring charges	$11.7	$22.3	$35.5	$98.5	$0.00
Net Income (GAAP)	$58.5	$83.8	$92.8	$96.6	$255.3
Earnings per share
Earnings per share (excluding restructuring charges)	$0.88	$1.33	$1.60	$2.44	$3.19
Excluded restructuring charges	$0.15	$0.28	$0.44	$1.23	$0.00
Earnings per share (GAAP)	$0.73	$1.05	$1.16	$1.21	$3.19

General Matters

        The Maytag forecasts and projections were not prepared with a view to public disclosure and are included in this proxy statement only because such projections and forecasts were made available to Triton Acquisition Holding and other potential bidders. As noted above, Maytag provided Ripplewood with the 2005 Strategic Business Plan in November 2004 and provided Ripplewood with the May 4, 2005 projections following the execution of the merger agreement. The projections were not prepared with a view to compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. Maytag's independent accountants have not examined, compiled or performed any procedures with respect to the projections and accordingly do not provide any form of assurance with respect to the projections.

        Maytag advised Triton Acquisition Holding and the other parties that the projections are subjective in many respects and thus susceptible to various interpretations and periodic revision based on actual experience and business developments. The projections were based on a number of assumptions that may not be realized and are subject to significant uncertainties and contingencies, many of which are beyond the control of Maytag. Some of these factors are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (see the section entitled "FORWARD-LOOKING STATEMENTS") and other risk factors are disclosed in Maytag's filings with the Securities and Exchange Commission. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may be materially different than those contained in the projections. Maytag does not intend to make publicly available any update or other revisions to the projections to reflect circumstances existing after the date of the projections. Neither Maytag nor its representatives assume any responsibility for the validity, reasonableness, accuracy or completeness of the projected financial information, and Maytag has made no representations to Triton Acquisition Holding or Triton Acquisition regarding such information. The inclusion of this information should not be regarded as an indication that Triton Acquisition Holding or any of the other potential bidders considered the projections as a reliable prediction of future events or that this information should be relied on for that purpose. In light of the uncertainties inherent in any projected data, Maytag stockholders are cautioned not to rely on the projections.

Financing

        Maytag and the investor group estimate that the total amount of funds necessary to consummate the merger and related transactions (including payment of the aggregate merger consideration and the repayment or refinancing of certain existing indebtedness, as described in more detail below (including replacing, supporting or cash collateralizing existing letters of credit and payment of related fees and expenses)) will be approximately $1.65 billion, which is expected to be funded by the following: (a) borrowings by Triton Acquisition under a new senior secured revolving credit facility, (b) either borrowings by Triton Acquisition under a new senior secured bridge facility or the issuance by Triton Acquisition of senior secured notes (secured by the same collateral (and in the same manner) as the new senior secured bridge facility) in a public offering or in a Rule 144A or other private placement, (c) equity financing described below and (d) certain cash on the balance sheet of Maytag.

The Equity Financing

        In connection with the signing of the merger agreement, Triton Acquisition Holding entered into separate equity commitment letters with each of Ripplewood Partners II, L.P. ($160 million), RHJ International ($160 million), GS Capital Partners V Fund, L.P. ($100 million), and J. Rothschild Group Ltd. ($30 million), each dated May 19, 2005. The purpose of the equity financing is to assist Triton Acquisition Holding in its payment of the merger consideration and related fees and expenses.

        Pursuant to the equity commitment letters, each of Ripplewood Partners II, L.P., RHJ International, GS Capital Partners V Fund, L.P., and J. Rothschild Group Ltd. confirms to Triton Acquisition Holding that, upon satisfaction of all the conditions set forth in the section entitled "THE MERGER AGREEMENT—Conditions to the Merger," without waiver of any such conditions except (a) waivers in which the applicable contributing party concurs and (b) waivers by Maytag, the applicable contributing party will capitalize Triton Acquisition Holding with the applicable amount described above at the closing of the merger.

        The equity commitment letters terminate upon the earlier to occur of (a) both the consummation of the merger and the payment in full of the applicable party's contribution and (b) the termination of the merger agreement in accordance with its terms.

The Debt Financing

        In connection with the signing of the merger agreement, Triton Acquisition entered into a debt commitment letter with Citigroup Global Markets Inc., Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc., which governs the establishment of a $900 million senior secured revolving credit facility (the "senior secured credit facility") and a $750 million senior secured bridge facility (the "senior secured bridge facility," and together with the senior secured credit facility, the "Facilities"), the proceeds of which will be available to finance the transactions contemplated by the merger agreement, to refinance certain existing indebtedness (including replacing, supporting or cash collateralizing existing letters of credit) and pay related fees and expenses on the closing of the merger and, with respect to the senior secured credit facility, thereafter, for the working capital needs and general corporate purposes of Triton Acquisition and its subsidiaries, including permitted acquisitions.

        Under the terms of the debt commitment letter, Triton Acquisition has agreed to use commercially reasonable efforts to tender or otherwise repurchase all of Maytag's existing senior notes due in 2006 and approximately $14.23 million of notes with varying maturities having a change of control provision, and to make certain provisions for the redemption, defeasance or repayment of such notes that remain outstanding after any such tender offer. The balance of approximately $550 million of Maytag's other notes due 2014, 2015 and 2031 in existence before the merger are expected to remain outstanding on a senior unsecured basis.

        The obligations of the lenders to make available either of the Facilities are subject to the satisfaction or waiver of a number of conditions including, without limitation:

  •
  Completion of the final documentation for the Facilities reasonably satisfactory to the initial lenders.

  •
  Except as previously disclosed by Maytag or in Maytag's public filings, in each case prior to May 19, 2005, there not occurring any event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Maytag (which is defined in the same way as in the merger agreement—see "THE MERGER AGREEMENT—Representations and Warranties") since December 31, 2004.

  •
  The satisfaction or, in specific circumstances, waiver of all material conditions precedent to the obligations of Maytag, Triton Acquisition Holding and Triton Acquisition under the merger agreement (other than receipt of the proceeds from the debt financings) and no material amendments or waivers having been made to the merger agreement without the consent of the lead arrangers.

  •
  Triton Acquisition shall have obtained at least $450 million in gross proceeds from the equity financing.

  •
  Triton Acquisition Holding, Triton Acquisition and its subsidiaries will have no debt other than the Facilities, a specified amount of existing capital lease obligations, existing notes not repurchased, redeemed or defeased, and other limited debt acceptable to the lead arrangers (but no such existing capital lease obligation or existing notes shall be guaranteed by any subsidiaries of Triton Acquisition).

  •
  All documents and instruments required to perfect the lenders' security interest in the collateral shall have been executed and delivered and be in proper form for filing.

  •
  A solvency opinion from a nationally recognized financial advisor must be delivered.

  •
  With respect to each Facility, Triton Acquisition shall have received the proceeds from the other Facility or, in the case of the senior secured credit facility, the proceeds of the issuance of notes in a public offering or in a Rule 144A or other private placement.

  •
  Borrowings on the closing date under the senior secured credit facility shall not exceed $425 million, plus up to $83 million in issued letters of credit (or in borrowings to cash collateralize existing letters of credit).

  •
  Receipt of reasonably satisfactory evidence that there has been no material action by the Pension Benefit Guaranty Corporation regarding any pension funding obligations of Maytag or, if such action has been taken, it has been resolved to the reasonable satisfaction of the lead arrangers. On June 29, 2005, Maytag received an inquiry from the PBGC requesting information on the pension impact of the proposed acquisition of Maytag. Maytag supplied the requested information to the PBGC on July 12, 2005.

  •
  With respect to the senior secured credit facility only, a certificate from the chief financial officer or other responsible officer must be delivered stating that there is at least $100 million of indebtedness under the Facilities that can be secured by property, plant and equipment without requiring collateral to be pledged to secure debt under Maytag's existing bond indenture.

  •
  With respect to the senior secured credit facility only, a collateral audit and appraisal and field exams must be completed within a specified time and be satisfactory to the lead arrangers and based on the results of such appraisals the lead arrangers must be reasonably satisfied that the borrowing base shall be enough to leave at least $220 million of excess availability under the senior secured credit facility after funding the merger and the transactions contemplated by the merger.

        The debt commitment letters also provide for other customary closing conditions, including (a) delivery of three-year audited financial statements, more recent interim financial statements and a pro forma balance sheet, (b) receipt of customary offering materials to syndicate the senior secured credit facility and market a public or private offering of notes in lieu of using the senior secured bridge facility and minimum syndication and marketing periods, (c) receipt of governmental and third-party approvals necessary for the merger, the financing and the continuing operation of Triton Acquisition, and (d) delivery of customary legal opinions.

        Pursuant to the debt commitment letter, the senior secured credit facility will be secured by a perfected and, subject to some exceptions that may be agreed upon, first priority security interest in all of Maytag's tangible and intangible assets (except for intellectual property rights to product brands over which the senior secured credit facility will be secured by a second priority security interest), subject to a limitation to the extent that such security interest would result in an obligation to grant a security interest under Maytag's existing bond indenture.

        Pursuant to the debt commitment letter, the senior secured bridge facility will be secured by a perfected and, subject to some exceptions that may be agreed upon, second priority security interest (junior only to the senior secured credit facility and subject to permitted liens) in all of the tangible and intangible assets securing the senior secured credit facility, except that the senior secured bridge facility will be secured by a first priority security interest in intellectual property rights to product brands.

        The Facilities will also include other covenants and restrictions customary for senior secured credit and bridge facilities.

        The debt commitment letter and each of the Facilities are subject to termination on the earliest of (a) December 15, 2005, (b) the funding of the initial loans under the definitive loan documents on the closing of the merger, and (c) the date the merger agreement is terminated.

Fraudulent Conveyance

        If at the effective time of the merger and after giving effect to the merger (including the proposed financing of the merger), Maytag is, as a matter of United States federal or state law, determined to have (1) been insolvent or rendered insolvent by reason of the financing contemplated by the merger agreement, (2) engaged or about to engage in a business or transaction for which its remaining assets constituted unreasonably small capital to carry on its business, or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, the transfer of the consideration in the merger to Maytag's stockholders may be deemed to be a "fraudulent transfer," or an otherwise impermissible dividend or distribution under applicable United States federal or state law, and therefore may be subject to claims of the respective creditors or trustees in bankruptcy of Triton Acquisition Holding and Triton Acquisition or any of such corporations as a debtor-in-possession. If such a claim is asserted after the merger, there is a risk that persons who were Maytag stockholders at the time of the merger will be ordered by a court to turn over to Maytag, Triton Acquisition Holding and Triton Acquisition or their respective creditors, trustees or debtors-in-possession in bankruptcy, all or a portion of the merger consideration they received in connection with the merger.

        The measures of insolvency for purposes of the foregoing will vary depending on the law of the jurisdiction that is being applied. Generally, however, a debtor will be considered insolvent at a particular time if the sum of its debts is then greater than all of its property at a fair valuation or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities with respect to its existing debts as they became absolute and matured. It is a condition to the debt financing that the lead arrangers receive an opinion from a nationally recognized financial advisor that is regularly involved in the business of valuing companies and rendering solvency opinions that is selected by Maytag and reasonably satisfactory to the lead arrangers which sets forth that firm's opinion as to the solvency of Maytag and Triton Acquisition both immediately prior to the effectiveness of the merger and immediately after giving effect to the transactions contemplated by the debt commitment letter, including the merger, the repayment or refinancing of certain existing indebtedness and the financing thereof. The merger agreement provides that as conditions to Maytag's and Triton Acquisition Holding's obligation to consummate the merger, a nationally recognized financial advisor that is regularly involved in the business of valuing companies and rendering solvency opinions that is selected by Maytag and reasonably satisfactory to Triton Acquisition Holding must opine that both immediately prior to the effectiveness of the merger and on a pro forma basis immediately after giving effect to the consummation of the transactions contemplated by the merger agreement, including the merger and the financing thereof, Maytag and the surviving corporation shall be solvent. There can be no assurance, however, that a court passing on these same issues would reach the same conclusion.

Certain Material U.S. Federal Income Tax Consequences

        The following is a general discussion of certain material United States federal income tax consequences to Maytag stockholders of the receipt of cash in exchange for Maytag common stock pursuant to the merger. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable current and proposed United States Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. This discussion assumes that the shares of Maytag common stock are held as capital assets by a United States person (i.e., a citizen or resident of the United States or a domestic corporation). This discussion does not address all aspects of United States federal income taxation that may be relevant to a particular Maytag stockholder in light of the Maytag stockholder's personal investment circumstances, or those Maytag stockholders subject to special treatment under the United States federal income tax laws (for example, life insurance companies, dealers or brokers in securities or currencies, tax-exempt organizations, financial institutions, United States expatriates, foreign corporations and nonresident alien individuals), Maytag stockholders who hold shares of Maytag common stock as part of a hedging, "straddle," conversion or other integrated transaction, or Maytag stockholders who acquired their shares of Maytag common stock through the exercise of employee stock options or other compensation arrangements or Maytag's Employee Discount Stock Purchase Plan. In addition, the discussion does not address any aspect of foreign, state or local or estate and gift taxation that may be applicable to a Maytag stockholder. Maytag stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for Maytag common stock pursuant to the merger.

        The receipt of cash in the merger will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local and foreign income and other tax laws). In general, for United States federal income tax purposes, a holder of Maytag common stock will recognize gain or loss equal to the difference between his or her aggregate adjusted tax basis in Maytag common stock converted to cash in the merger and the amount of cash received. Gain or loss will be calculated separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) converted to cash in the merger. If the shares were held for more than one year, the gain or loss would be long-term capital gain or loss, subject (in the case of stockholders who are individuals) to tax at a maximum United States federal income tax rate of 15% and will be short-term capital gain or loss if, at the effective time of the merger, the shares of Maytag common stock so converted to cash were held for one year or less. The deductibility of a capital loss recognized on the exchange is subject to limitations.

        Under the United States federal income tax backup withholding rules, unless an exemption applies, Triton Acquisition Holding generally is required to and will withhold 28% of all payments to which a Maytag stockholder or other payee is entitled in the merger, unless the Maytag stockholder or other payee (1) is a corporation or comes within other exempt categories and demonstrates this fact or

(2) provides such stockholder's correct tax identification number (social security number, in the case of an individual, or employer identification number in the case of other stockholders) and certifies under penalties of perjury that the number is correct (or properly certifies that it is awaiting a taxpayer identification number) and certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. Each Maytag stockholder and, if applicable, each other payee should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the exchange agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exception exists and is proved in a manner satisfactory to the exchange agent. Stockholders who are not U.S. citizens or U.S. resident aliens should complete, sign and submit a Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above can be refunded or credited against a holder's United States federal income tax liability, if any, provided that the required information is furnished to the United States Internal Revenue Service in a timely manner.

        The discussion above of certain material United States federal income tax consequences is included for general information purposes only. Maytag stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for Maytag common stock pursuant to the merger.

Governmental and Regulatory Approvals

        Transactions such as the merger are reviewed by the United States Department of Justice and the United States Federal Trade Commission to determine whether they comply with applicable antitrust laws. Under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), the merger may not be completed until the expiration of a 30-day waiting period following the filing of notification reports with the Department of Justice and the Federal Trade Commission by Triton Acquisition Holding and Maytag, unless a request for additional information or documentary material is received from the Federal Trade Commission or the Department of Justice or unless early termination of the waiting period is granted. If, within the initial 30-day waiting period, either the Department of Justice or the Federal Trade Commission requests additional information or documentary material concerning the merger, then the waiting period will be extended until the 30th calendar day after the date of substantial compliance with the request by both parties, unless earlier terminated by the Federal Trade Commission or Department of Justice. Only one extension of the waiting period pursuant to a request for additional information is authorized by the HSR Act. Thereafter, the waiting period may be extended only by court order or with the consent of the parties. Triton Acquisition Holding and Maytag filed notification reports with the Department of Justice and Federal Trade Commission under the HSR Act on June 28, 2005, and, on July 11, 2005, the Federal Trade Commission terminated the waiting period.

        The Department of Justice and the Federal Trade Commission frequently scrutinize the legality under the antitrust laws of transactions such as the merger. At any time before or after the merger, the Department of Justice or the Federal Trade Commission could take action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the merger or seeking divestiture of substantial assets of Triton Acquisition Holding or Maytag or their subsidiaries. Private parties and state attorneys general may also bring an action under the antitrust laws under certain circumstances.

        Maytag conducts operations in a number of jurisdictions where other regulatory filings or approvals may be required or advisable in connection with the completion of the merger. We are currently in the process of reviewing whether other filings or approvals may be required or desirable in other jurisdictions, including in Mexico or Canada.

        While we believe that we will receive the requisite approvals and clearances for the merger, there can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if a challenge is made, of the result. Similarly, there can be no assurance that Triton Acquisition Holding and Maytag will obtain the regulatory approvals necessary to complete the merger or that the granting of these approvals will not involve the imposition of conditions on completion of the merger or require changes to the terms of the merger. These conditions or changes could result in the conditions to the merger not being satisfied. Under the merger agreement, each of Maytag and Triton Acquisition Holding has agreed to use its reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to obtain the antitrust approvals necessary to consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions contemplated by the merger agreement.

Interests of Certain Persons in the Merger

        In considering the recommendation of Maytag's board of directors with respect to the merger agreement, Maytag's stockholders should be aware that some of Maytag's directors and current and former executive officers have interests in the merger and have arrangements that are different from, or in addition to, those of Maytag's stockholders generally. These interests and arrangements may create potential conflicts of interest. The Maytag board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decisions to approve the merger agreement and to recommend that Maytag's stockholders vote in favor of adopting the merger agreement. References in this section to Maytag's current executive officers refer to the following individuals who are currently classified by Maytag as executive officers: Ralph F. Hake, Steven J. Klyn, Mark W. Krivoruchka, George C. Moore, Roy A. Rumbough, Jr., and Roger K. Scholten. References in this section to Maytag's former executive officers refer to the following current Maytag employees who were identified as executive officers in Maytag's proxy statement for its 2004 annual meeting but who ceased to be classified as executive officers upon the November 2004 completion of Maytag's company-wide review of executive officer classifications: R. Craig Breese, Douglas C. Huffer, Arthur Learmonth, Karen J. Lynn, and Ernest E. Park. References to Maytag's named executive officers refer to those of Maytag's current and former executive officers for whom information was disclosed in the compensation table of Maytag's proxy statement for its 2005 annual meeting.

Stock Options and Other Equity-Based Awards

        As described below—see "THE MERGER AGREEMENT—Treatment of Maytag Stock Options, Stock-Based Awards and Employee Discount Stock Purchase Plan"—the merger agreement provides that, as of the effective time of the merger, each outstanding stock option held by a Maytag employee or director will vest and become exercisable solely for the right to receive cash in an amount equal to the merger consideration. Various Maytag directors and current and former executive officers hold stock options. However, because each stock option held by a Maytag director or current or former executive officer contains an exercise price that exceeds the merger consideration, no value will be obtainable in respect of these stock options.

        As of the effective time of the merger, all unvested restricted stock units and performance units held by Maytag employees and directors will vest in full and be settled, based on the merger consideration. The amounts that will be payable to each Maytag named executive officer in settlement of such vesting units is anticipated to be as follows: Mr. Breese, $50,322, Mr. Hake, $632,616, Mr. Klyn, $30,193, Mr. Krivoruchka, $58,948, Mr. Learmonth, $50,322, Mr. Moore, $99,206, Mr. Scholten, $69,013. The aggregate amount that will be payable to all directors and current and former executive officers in settlement of such units is anticipated to be $1,117,143.

        Each current and former executive officer participates in three-year cycle long-term incentive programs pursuant to the 2003 Performance Incentive Award Plan and the 2004 and 2005 Executive Economic Profit Plans, which are sub-plans of Maytag's 2002 Employee and Director Stock Incentive

Plan. As of the effective time of the merger, each participant in those plans will receive accelerated vesting and settlement (based on achievement of 100% of target performance) of all awards thereunder. The amounts that will be payable to each Maytag named executive officer in settlement of such awards is anticipated to be as follows: Mr. Breese, $394,100, Mr. Hake, $3,075,000, Mr. Klyn, $183,500, Mr. Krivoruchka, $449,500, Mr. Learmonth, $396,600, Mr. Moore, $676,200, Mr. Scholten, $492,700. The aggregate amount that will be payable to all current and former executive officers in settlement of such awards is anticipated to be $6,626,000.

Change of Control Agreements

        Each of Ms. Lynn and Messrs. Breese, Hake, Huffer, Klyn, Krivoruchka, Learmonth, Moore, Park, Rumbough and Scholten have previously entered into separate change of control agreements with Maytag, which will become effective upon the occurrence of a change of control, for a term of two (in the case of Messrs. Klyn and Rumbough) or three (in the cases of Ms. Lynn and Messrs. Breese, Hake, Huffer, Krivoruchka, Learmonth, Moore, Park, and Scholten) years. Consummation of the merger will constitute a change of control for purposes of these agreements. As described below, occurrence of a change of control results in certain terms of employment and severance protections taking effect, although no severance benefits are actually payable unless there is a subsequent qualifying termination of employment.

        Each change of control agreement provides generally that the applicable executive's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the term of the agreements and provides for certain guaranteed compensation levels during such term. Each agreement requires that the applicable executive be provided with severance benefits, as described below, if the executive's employment is terminated during the term of the agreement, either by Maytag or its successor without cause or by the executive for good reason (as those terms are defined in the agreement).

        The severance benefits would be as follows:

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  A lump sum cash payment of two (for Messrs. Klyn and Rumbough) or three (for Ms. Lynn and Messrs. Breese, Hake, Huffer, Krivoruchka, Learmonth, Moore, Park, and Scholten) times the sum of the applicable executive's base salary and annual and long-term bonus amounts;

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  A pro-rated annual bonus for the year of termination;

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  Pro-rated long-term incentive awards for the two (for Messrs. Klyn and Rumbough) or three (for Ms. Lynn and Messrs. Breese, Hake, Huffer, Krivoruchka, Learmonth, Moore, Park, and Scholten) performance periods in which the date of termination occurs (offset by any amounts previously paid for those periods upon the change of control);

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  Two (for Messrs. Klyn and Rumbough) or three (for Ms. Lynn and Messrs. Breese, Hake, Huffer, Krivoruchka, Learmonth, Moore, Park, and Scholten) years' continued coverage under Maytag's welfare benefit plans;

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  Pension benefits computed as if the applicable executive had continued to work for two (for Messrs. Klyn and Rumbough) or three (for Ms. Lynn and Messrs. Breese, Hake, Huffer, Krivoruchka, Learmonth, Moore, Park, and Scholten) additional years;

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  Outplacement benefits; and

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  Two (for Messrs. Klyn and Rumbough) or three (for Ms. Lynn and Messrs. Breese, Hake, Huffer, Krivoruchka, Learmonth, Moore, Park, and Scholten) additional years of service credit towards eligibility for retiree health benefits.

        The annual bonus and long-term incentive components of the severance benefits would generally be based on the highest annual bonus and long-term incentive award targets in effect for the applicable executive during the period from twelve months before the effective date of the merger through the executive's date of termination. However, if the first quarterly forecast for the year of termination has already been made by the date of termination, the pro-rated annual bonus for that year would be based on the actual annual bonus that would have been earned for that year based on the most recently forecasted performance, if higher than the highest target amount.

        Each agreement also provides that the applicable executive is generally entitled to a "gross-up" payment to make the executive whole for any federal excise tax imposed on change of control or severance payments or benefits received by the executive, unless the value of the payments and benefits does not exceed 110% of the maximum amount payable without triggering any such tax, in which case the payments and benefits are reduced to such maximum amount.

        In the event that each current and former executive officer's employment were terminated by Maytag without cause or voluntarily terminated with good reason following the merger on December 31, 2005, the estimated cost of the cash severance benefits described in the first three bulleted items above with respect to the named executive officers would be as follows: Mr. Breese, $1,743,600, Mr. Hake, $9,395,000, Mr. Klyn, $925,900, Mr. Krivoruchka, $2,033,200, Mr. Learmonth, $2,030,900, Mr. Moore, $2,880,300, Mr. Scholten, $2,210,600. The estimated aggregate cost of such cash severance benefits that would be payable to all current and former executive officers upon such a scenario would be $26,556,700.

Deferred Compensation Plan

        Each executive officer is eligible to participate in a deferred compensation plan, pursuant to which each participant may elect to defer the payments he or she would otherwise have received under the annual bonus and cash long-term incentive plans. If such deferred payments are invested in hypothetical shares of Maytag common stock, Maytag makes "performance match credits" to the participant's account in the deferred compensation plan, in an amount equal to 10% of the value of the deferral, which is generally subject to vesting conditions. As of the effective time of the merger, each participant in the deferred compensation plan will receive accelerated vesting of the performance match credits in such participant's account.

Indemnification of Directors and Officers; Directors' and Officers' Insurance

        In addition, the Maytag directors and officers are entitled under the merger agreement to continued indemnification and insurance coverage (see "THE MERGER AGREEMENT—Indemnification").

Amendment to Maytag's Rights Agreement

        In connection with the signing of the merger agreement, Maytag also amended its rights agreement with Computershare Investor Services, LLC to provide that the preferred stock purchase rights will not become exercisable because of:

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  the execution and delivery or amendment of the merger agreement;

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  the consummation of the merger; or

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  the consummation of any of the other transactions contemplated in the merger agreement.

        Among other things, the amendment also provides that the rights will expire immediately prior to the effective time of the merger.

Appraisal Rights

        Pursuant to Section 262 of the General Corporation Law of the State of Delaware (the "DGCL"), any holder of Maytag common stock who does not wish to accept the $14.00 merger consideration may demand appraisal of his or her shares of Maytag common stock and have the fair value of such shares (exclusive of any element of value arising from the accomplishment or expectation of the merger)

judicially determined by the Delaware Court of Chancery and paid to the stockholder in cash, together with a fair rate of interest, if any, provided that the stockholder complies with the provisions of Section 262 of the DGCL. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Appendix C. All references in Section 262 of the DGCL and in this summary to a "stockholder" are to the record holder of the shares of Maytag common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of Maytag common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly and in a timely manner the steps summarized below to perfect appraisal rights. Because of the complexity of the appraisal procedures, Maytag believes that stockholders who consider exercising these rights should seek the advice of counsel.

        Under Section 262 of the DGCL, where a merger is to be submitted for approval at a meeting of stockholders, as in the case of the adoption of the merger agreement by Maytag's stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement shall constitute the notice, and the applicable statutory provisions are attached to this proxy statement as Appendix C. Any holder of Maytag common stock who wishes to exercise appraisal rights or who wishes to preserve such holder's right to do so, should review the following discussion and Appendix C carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights.

        Stockholders wishing to exercise the right to dissent from the merger and seek an appraisal of their shares must do ALL of the following:

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  The stockholder must not vote in favor of the adoption of the merger agreement. Moreover, because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the merger agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against adoption of the merger agreement.

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  The stockholder must deliver to Maytag a written demand for appraisal before the vote on the adoption of the merger agreement at the special meeting.

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  The stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger since appraisal rights will be lost if the shares are transferred before the effective time of the merger.

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  The stockholder must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares within 120 days after the effective time of the merger.

        Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

        Only a holder of record of shares of Maytag common stock issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of Maytag common stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder's name appears on the stock certificates, should specify the stockholder's name and mailing address, the number of shares of Maytag common stock owned and that the stockholder intends to demand appraisal of his or her Maytag common stock. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by that nominee.

        A stockholder who elects to exercise appraisal rights pursuant to Section 262 of the DGCL should mail or deliver a written demand to: Patricia J. Martin, Secretary, Maytag Corporation, 403 West Fourth Street, North, Newton, Iowa 50208.

        If the merger agreement is adopted, Maytag will give written notice of the effective time of the merger within 10 days after the effective time of the merger to each former stockholder of Maytag who did not vote in favor of the adoption of the merger agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL. Within 120 days after the effective time of the merger, but not later, either the surviving corporation or any dissenting stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of Maytag common stock held by all dissenting stockholders. As there is no present intention to have the surviving corporation file such a petition, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

        Under the merger agreement, Maytag has agreed to give Triton Acquisition Holding prompt notice of any demands for appraisal received by it and withdrawals of those demands. Triton Acquisition Holding will have the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL. Maytag will not, except with the prior written consent of Triton Acquisition Holding, settle, offer to settle or make any payment with respect to any demands for appraisal.

        Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of those shares. The surviving corporation must mail this statement to the stockholder within 10 days of receipt of the request or within 10 days after expiration of the period for delivery of demands for appraisals under Section 262 of the DGCL, whichever is later.

        If a petition for appraisal is timely filed, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights and may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the court for notation of the pendency of the appraisal proceedings, and if the stockholder fails to comply with the court's direction, the court may dismiss the proceeding against the stockholder. The Delaware Court of Chancery will thereafter determine the fair value of the shares of Maytag common stock held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with a fair rate of interest, if any, to be paid on the amount determined to be fair value. In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter's exclusive remedy. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise be entitled to receive under the merger agreement. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceeding will be determined by the Delaware Court of Chancery and taxed against the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

        Stockholders should be aware that the fair value of their shares as determined under Section 262 of the DGCL could be greater than, the same as, or less than the $14.00 merger consideration. The Lazard opinion is not an opinion as to fair value under Section 262 of the DGCL.

        Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the effective time of the merger, be entitled to vote the shares subject to the demand for any purpose or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a record date prior to the effective time of the merger).

        Any stockholder may withdraw a demand for appraisal and accept the merger consideration by delivering to the surviving corporation a written withdrawal of the demand for appraisal, except that (1) any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation and (2) no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and the approval may be conditioned upon terms the Delaware Court of Chancery deems just. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder's shares will be converted into the right to receive the merger consideration.

Litigation Related to the Merger

        Maytag and its directors have been named as defendants in several substantially identical lawsuits filed in the Court of Chancery of the State of Delaware, New Castle County and the Iowa District Court, Jasper County arising out of the proposed merger. The complaints allege, among other things, that the merger consideration to be paid to the stockholders of Maytag Corporation in the merger is unfair and inadequate. In addition, the complaints allege that the directors of Maytag violated their fiduciary duties by, among other things, failing to engage in a fair sale process and invite other bidders, failing to conduct an active market check of Maytag's value, and agreeing, under certain circumstances, to pay a termination fee to Triton Acquisition Holding. The complaints seek, among other relief, class certification of the respective lawsuits, an injunction preventing completion of the merger (or rescinding the merger if it is completed prior to the receipt of such relief), compensatory and/or rescissory damages to the class, attorneys' fees and expenses, along with such other relief as the court might find just and proper. Maytag believes these lawsuits are without merit.

        Maytag and certain of its officers have been named as defendants in a lawsuit filed on July 5, 2005, in the United States District Court for the Southern District of Iowa for alleged violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint, purportedly brought on behalf of all purchasers of the common stock of Maytag between March 7, 2005 and April 21, 2005, alleges, among other things, that the defendants knowingly or recklessly made materially false statements overstating Maytag's earning forecasts in order to maintain an artificially high stock price during the negotiation of the proposed merger. Plaintiff seeks class certification, unspecified compensatory damages, attorneys' fees and expenses, along with such other relief as the court might find just and proper. Maytag believes this lawsuit is without merit and intends to defend it vigorously.

THE MERGER AGREEMENT

        The following summary of the terms of the merger agreement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Appendix A. The description of the merger agreement in this proxy statement has been included to provide you with information regarding its terms. The merger agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Structure and Effective Time

        The merger agreement provides for the merger of Triton Acquisition with and into Maytag. Maytag will survive the merger and continue to exist after the merger as a wholly-owned subsidiary of Triton Acquisition Holding.

        The merger will become effective at the time a certificate of merger is duly filed with the Delaware Secretary of State (or at a later time if agreed by the parties and specified in the certificate of merger). The parties will file the certificate of merger on the second business day following the satisfaction (or, to the extent permitted by law, waiver) of all conditions in the merger agreement or on another mutually agreed date. We expect to complete the merger before December 15, 2005; however we cannot assure you when, or if, all the conditions to completion of the merger will be satisfied or waived (see "—Conditions to the Merger").

Merger Consideration

        The merger agreement provides that each share of Maytag common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $14.00 in cash, without interest. All treasury shares and shares owned by Maytag's subsidiaries, Triton Acquisition Holding or Triton Acquisition will be cancelled and will cease to exist at the effective time of the merger and no consideration will be delivered or deliverable in exchange for those shares. If appraisal rights for any Maytag shares are perfected by any Maytag stockholders, then those shares will be treated as described in the section entitled "ADOPTION OF THE MERGER AGREEMENT—Appraisal Rights."

Payment Procedures

        Triton Acquisition Holding will appoint a paying agent reasonably satisfactory to Maytag that will make payment of the merger consideration in exchange for certificates representing shares of Maytag common stock. Triton Acquisition Holding will take all reasonable steps necessary to enable, and will cause, the surviving corporation to provide to the paying agent, concurrently with the closing of the merger, cash necessary to pay the merger consideration. As soon as reasonably practicable after the effective time of the merger, the paying agent will mail to the holders of record of Maytag common stock a letter of transmittal and instructions explaining how to surrender their stock certificates to the paying agent in exchange for the merger consideration. Upon surrender of a certificate for cancellation to the paying agent or to such other agent or agents appointed by Triton Acquisition Holding, together with a properly completed and duly executed letter of transmittal and any other documents as may reasonably be required by the paying agent, the holder of such certificate will be promptly paid the appropriate merger consideration in cash, minus any withholding taxes required by law.

Treatment of Maytag Stock Options, Stock-Based Awards and Employee Discount Stock Purchase Plan

        The merger agreement provides that prior to the effective time of the merger, the board of directors of Maytag (or, if appropriate, any committee thereof administering the Maytag stock plans) will adopt resolutions that will adjust the terms of all outstanding stock options, to provide that the stock options shall, as of the effective time of the merger, become fully vested and exercisable solely for the right to receive cash in an amount equal to the merger consideration.

        As soon as practicable following the date of the merger agreement, Maytag's Employee Discount Stock Purchase Plan will be amended so that, as of May 19, 2005, (a) participants may not increase their payroll deductions or purchase elections from those in effect on May 19, 2005 and (b) no new quarterly purchase period will be commenced following May 19, 2005.

Certificate of Incorporation and By-Laws

        The merger agreement provides that at the effective time of the merger, the certificate of incorporation and by-laws set forth in Exhibit A and Exhibit B, respectively, of the merger agreement will become the certificate of incorporation and by-laws of the surviving corporation.

Directors and Officers

        The merger agreement provides that the directors of Triton Acquisition immediately before the effective time of the merger will be the directors of the surviving corporation. The officers of Maytag immediately prior to the effective time of the merger will be the initial officers of the surviving corporation.

Representations and Warranties

        The merger agreement contains representations and warranties made by Maytag to Triton Acquisition Holding and Triton Acquisition, including representations and warranties relating to:

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  due organization, standing and power, and other corporate matters of it and its subsidiaries;

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  certificate of incorporation and by-laws;

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  capitalization of it and its subsidiaries;

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  authorization, execution, delivery and enforceability of the merger agreement;

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  conflicts or violations under charter documents, contracts, instruments or law, and required consents and approvals;

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  reports, proxy statements and financial statements filed with the Securities and Exchange Commission and the accuracy of the information in those documents;

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  undisclosed liabilities;

  •
  conduct of business in the ordinary course and absence of certain changes or events, including the absence of a material adverse effect on Maytag (a material adverse effect on Maytag means a material adverse effect (a) on the business, assets, financial condition, prospects or results of operation of Maytag and its subsidiaries, taken as a whole, other than any event, change, effect, development, condition or occurrence arising out of or relating to (i) general economic or political conditions in the United States of America or (ii) conditions generally affecting industries in which any of Maytag or its subsidiaries operates, in each case, except if the event, change, effect, development, condition or occurrence disproportionately impacts the business, assets, financial condition, prospects or results of operation of Maytag and its subsidiaries, taken as a whole, (b) the ability of Maytag to perform its obligations under the merger agreement, or (c) the ability of Maytag to consummate the merger and the other transactions contemplated by the merger agreement to be performed or consummated by Maytag);

  •
  tax matters;

  •
  absence of changes in employee benefit plans and arrangements;

  •
  ERISA compliance and other employee matters;

  •
  litigation;

  •
  compliance with applicable law;

  •
  labor matters;

  •
  environmental matters;

  •
  intellectual property;

  •
  brokers' fees with respect to the merger; and

  •
  receipt of a fairness opinion.

        The merger agreement also contains representations and warranties made by Triton Acquisition Holding and Triton Acquisition to Maytag, including representations and warranties relating to:

  •
  due organization, standing and power, and other corporate matters;

  •
  ownership of Maytag common stock;

  •
  authorization, execution, delivery and enforceability of the merger agreement;

  •
  conflicts or violations under charter documents, contracts, instruments or law, and required consents and approvals;

  •
  accuracy of information supplied for the proxy statement and other filings with the Securities and Exchange Commission in connection with the merger;

  •
  brokers' fees with respect to the merger;

  •
  the financing; and

  •
  solvency.

        The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger.

Conduct of the Business of Maytag Prior to the Merger

        From the date of the merger agreement through the effective time of the merger or, if earlier, the termination of the merger agreement, except as previously disclosed or expressly permitted by the merger agreement, Maytag has agreed (and has agreed to cause its subsidiaries) to conduct its business in the ordinary course in substantially the same manner as previously conducted, to use its commercially reasonable best efforts to preserve intact its current business organization, to keep available the services of its current officers and employees, and to keep its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them.

        In addition, during the same period, Maytag has also agreed that, except as previously disclosed, otherwise expressly permitted, or otherwise contemplated by the merger agreement, and without the prior written consent of Triton Acquisition Holding, it will not, and will cause its subsidiaries not to, among other things:

  •
  declare, set aside or pay any dividend or other distribution in respect of any of its capital stock, other than any intracompany distributions and quarterly cash dividends with respect to the Maytag common stock not in excess of $0.09 per share, with usual declaration, record and payment dates;

  •
  split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities;

  •
  purchase, redeem or acquire any shares of capital stock or other securities of Maytag or any of its subsidiaries;

  •
  issue options, debt securities or shares, other than:

  (1)
  the issuance of Maytag common stock upon the exercise of Maytag employee stock options or rights under the Employee Discount Stock Purchase Plan outstanding as of the date of the merger agreement, but only to the extent required by their terms in effect on May 19, 2005, or

  (2)
  with respect to outstanding rights under restricted stock units, performance stock rights and deferred compensation plans, but only to the extent required by their terms in effect on May 19, 2005;

  •
  make any acquisitions of businesses or material assets other than (1) purchases of inventory in the ordinary course of business consistent with past practice and (2) acquisitions of assets pursuant to capital expenditures budgeted in Maytag's 2005 capital budget;

  •
  amend its charter, by-laws or other comparable organization documents;

  •
  except as required by law or the terms of any plan or agreement in effect on May 19, 2005, (A) grant to any director, officer, employee or independent contractor (any "Participant") any loan or increase in compensation, except for any such increase in compensation made in the ordinary course of business consistent with past practice and made to any Participant that is not one of Maytag's executive officers or certain other specified members of Maytag's senior management, (B) grant to any Participant any increase in severance, change in control or termination pay or benefits, or pay any bonus to any Participant, except for bonuses paid to Participants (other than certain Participants referred to as "Excluded Participants", including Participants at the level of director or at any more senior level of employment) in the ordinary course of business consistent with past practice, (C) enter into any employment, change in control, loan, retention, consulting, indemnification, severance, termination or similar agreement with any Participant, except (x) in the ordinary course of business consistent with past practice in connection with new hires to replace departed key employees, (y) in the ordinary course of business consistent with past practice in connection with promotions made in the ordinary course of business consistent with past practice (except, in the case of clauses (x) and (y), any change in control agreements) and (z) for severance arrangements entered into with Participants (other than Excluded Participants) in the ordinary course of business consistent with past practice after consultation in good faith with Triton Acquisition Holding, (D) take any action to fund or in any way secure the payment of compensation or benefits under any employee benefit plan or employee benefit agreement, (E) establish, adopt, enter into, terminate or amend any collective bargaining agreement or other labor union contract, employee benefit plan or employee benefit agreement, (F) pay or provide to any Participant any benefit not provided for under an employee benefit plan or employee benefit agreement as in effect on May 19, 2005, other than the payment of base compensation, severance (but only to the extent that such severance is paid (x) after consultation in good faith with Triton Acquisition Holding and (y) to Participants other than Excluded Participants) and bonuses not otherwise prohibited by clause (B), in each case, in the ordinary course of business consistent with past practice, (G) grant any incentive awards under any employee benefit plan (including the grant of stock options, stock appreciation rights, stock purchase rights or other stock-based or stock-related awards or the removal or modification of existing restrictions in any contract, employee benefit plan or employee benefit agreement on incentive awards made thereunder) or (H) take any action to accelerate any material rights or benefits, including vesting and payment, under any collective bargaining agreement, employee benefit plan or employee benefit agreement.

  •
  make any change in accounting methods, principles or practices materially affecting Maytag, except insofar as may have been required by a change in the generally accepted accounting principles;

  •
  sell, lease (as lessor), license or otherwise dispose of or subject to any lien any material properties or assets, except pursuant to existing contracts or agreements and sales of inventory in the ordinary course of business consistent with past practice;

  •
  incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, subject to certain exceptions;

  •
  make or agree to make any capital expenditures, except as budgeted in Maytag's 2005 capital budget;

  •
  make or change any material tax election or settle or compromise any material tax liability or refund, other than in the ordinary course of business consistent with past practice or as required by law;

  •
  (A) pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction, in the ordinary course consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements of Maytag included in the documents filed by Maytag with the Securities and Exchange Commission prior to the date of the merger agreement or incurred in the ordinary course of business consistent with past practice, (B) cancel any material indebtedness or waive any claims or rights of substantial value or (C) waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which it is a party;

  •
  permit any insurance policy or arrangement naming or providing for it as a beneficiary or a loss payable payee to be cancelled or terminated (unless such policy or arrangement is cancelled or terminated in the ordinary course of business and concurrently replaced with a policy or arrangement with substantially similar coverage) or materially impaired; or

  •
  other than (x) minimum contributions to the US Pension Plan required to be made under Section 412 of the Code and (y) additional contributions to the US Pension Plan in the minimum amount necessary to satisfy the PBGC Variable Rate Premium exemption described in PBGC Regulations Section 4006.5(a)(5) (which additional contributions under this clause (y) may not be made (1) prior to September 1, 2005 or (2) without first consulting in good faith with Triton Acquisition Holding, on or after September 1, 2005), make any contributions to the US Pension Plan (A) prior to September 1, 2005, or (B) without first discussing in good faith with Triton Acquisition Holding and giving Triton Acquisition Holding the opportunity to offer an alternative course of action (but the final determination as to whether to make such contributions on or after September 1, 2005 will be made by Maytag in its sole discretion), on or after September 1, 2005, provided that in respect of any contribution made to the US Pension Plan pursuant to this clause (B), the aggregate amount of such contribution may not exceed the excess of $100,000,000 over the aggregate amount of all contributions made to the US Pension Plan since January 1, 2005 (including, for the avoidance of doubt, all contributions made in 2005 previously or contemporaneously).

Other Covenants

        Under the merger agreement, the Maytag board of directors has agreed, subject to its fiduciary duties, to recommend that Maytag's stockholders vote to adopt the merger agreement. If the Maytag board modifies or withdraws its recommendation, Maytag is still obligated to call and hold the special meeting to vote on the adoption of the merger agreement, unless the merger agreement is terminated for a superior company proposal.

        In the event that the closing of the merger shall occur, simultaneously with the closing of the merger, Triton Acquisition Holding shall cause Maytag or the surviving corporation to repay in full (a) any obligations outstanding under the Loan and Security Agreement, dated as of October 31, 2002, among Maytag, its subsidiaries, Bank of America, National Association, as administrative agent, and the other lenders named therein, as amended, and (b) any obligations outstanding under Maytag's then current multi-year accounts receivable and inventory based credit facility, in each case, to the extent required to avoid a default thereunder. The parties, however, acknowledge and agree that, if the aggregate of such obligations exceed a certain amount, the closing of the merger may not occur as a result of the terms and conditions of the debt commitment letter not being satisfied (see "ADOPTION OF THE MERGER AGREEMENT—Financing—The Debt Financing").

        Maytag shall promptly advise Triton Acquisition Holding orally and in writing of any event, change, effect, development, condition or occurrence that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Maytag. Maytag will also consult in good faith and on a regular basis with Triton Acquisition Holding during normal business hours to report material operational developments and the general status of ongoing operations, provided that such consultation shall not disrupt the business of Maytag.

Permitted Solicitation of Takeover Proposals

        The merger agreement provides that during the first 30 days after the execution of the merger agreement, Maytag is expressly permitted to:

  •
  solicit, initiate, or encourage proposals from other potential bidders;

  •
  participate in discussions or negotiations with other potential bidders; and

  •
  furnish information to, or take any other action to facilitate a proposal from, other potential bidders;

provided, (a) that Maytag shall not provide material non-public information with respect to Maytag without entering into a customary confidentiality agreement on terms no less restrictive than the confidentiality agreement with Triton Acquisition Holding (excluding standstill provisions), and (b) Maytag shall provide Triton Acquisition Holding with any non-public information that is provided to any potential bidder that was not previously provided to Triton Acquisition Holding.

        Upon expiration of the 30 day period, Maytag must immediately cease and cause to be terminated any existing solicitation, encouragement, or discussion relating to any company takeover proposal, except as permitted below.

        The merger agreement provides that upon the expiration of the 30 day period until the earlier of the effective time of the merger and the termination of the merger agreement, Maytag will not, and will not authorize or permit any Maytag subsidiary to, and Maytag shall direct and use its reasonable best efforts to cause any officer, director or employee of Maytag, or any investment banker, attorney, or other advisor or representative of Maytag or any of its subsidiaries not to:

  •
  directly or indirectly solicit, initiate or encourage the submission of any company takeover proposal;

  •
  enter into any agreement with respect to any company takeover proposal;

  •
  directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a company takeover proposal, whether made before or after the date of the merger agreement.

        However, Maytag may (a) furnish information with respect to Maytag and its subsidiaries to a person making a company takeover proposal pursuant to a customary confidentiality agreement on terms no less restrictive than the confidentiality agreement with Triton Acquisition Holding (excluding standstill provisions), and (b) participate in discussions or negotiations with such person if:

  •
  Maytag receives an unsolicited company takeover proposal that does not result from a violation of the no solicitation provisions or a solicited company takeover proposal that does not result from a violation of the permitted solicitation provisions;

  •
  the Maytag board of directors determines in good faith, after consultation with outside counsel and financial advisors, that such company takeover proposal may reasonably be expected to lead to a transaction more favorable from a financial point of view to Maytag's stockholders than the transaction with Triton Acquisition Holding and that is reasonably capable of being completed;

  •
  Maytag has promptly advised Triton Acquisition Holding of the identity of the bidder and the material terms of the proposal and keeps Triton Acquisition Holding reasonably informed of the status of the proposal; and

  •
  Maytag has made available to Triton Acquisition Holding the same non-public information being furnished to the bidder.

        A "company takeover proposal" means (a) any proposal or offer for a merger, consolidation, dissolution, recapitalization or other business combination involving Maytag, (b) any proposal for the issuance by Maytag of over 20% of its equity securities as consideration for the assets or securities of another person, or (c) any proposal or offer to acquire over 20% of the equity securities or consolidated total assets of Maytag, in each case other than the merger contemplated by the merger agreement. A "superior company proposal" means any proposal made by a third party to acquire all or substantially all the equity securities or assets of Maytag, pursuant to a tender or exchange offer, a merger, a consolidation, a liquidation or dissolution, a recapitalization, a sale of all or substantially all its assets or otherwise, (i) on terms which the board of directors of Maytag determines in good faith, after consultation with Maytag's outside legal counsel and financial advisors, to be more favorable from a financial point of view to the holders of Maytag common stock than the merger, taking into account all the terms and conditions of such proposal, and the merger agreement (including any proposal by Triton Acquisition Holding to amend the terms of the merger agreement and the merger) and (ii) that is reasonably capable of being completed, taking into account all financial, regulatory, legal and other aspects of such proposal; provided that the board of directors of Maytag shall not so determine that any such proposal is a superior company proposal prior to the time that is 48 hours after the time at which Maytag has promptly advised Triton Acquisition Holding of the identity of the bidder and the material terms of the proposal and keeps Triton Acquisition Holding reasonably informed of the status of the proposal.

        The Maytag board of directors (or any committee of the board) may not (a) withdraw or modify, or publicly propose to do so, in a manner adverse to Triton Acquisition Holding or Triton Acquisition, its approval or recommendation of the merger agreement or the merger, (b) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any company takeover proposal, or (c) approve or recommend, or publicly propose to do so, any company takeover proposal. Notwithstanding the foregoing, if, prior to the adoption of the merger agreement by holders of a majority of the outstanding shares of Maytag common stock, the Maytag board of directors determines in good faith, after consultation with outside counsel, that failure to so withdraw or modify its recommendation of the merger and the merger agreement would be inconsistent with the Maytag board of directors' exercise of its fiduciary duties, the Maytag board of directors (or any committee of the board) may withdraw or modify its recommendation of the merger and the merger agreement.

Employee Benefits

        Triton Acquisition Holding has agreed that from the effective time of the merger through December 31, 2005, it will, or will cause Maytag to, either maintain Maytag's existing employee benefit plans (other than equity-based plans) at the benefit levels in effect on the date of the merger agreement or provide employee benefits (other than equity-based benefits) that, taken as a whole, are comparable in the aggregate to those in effect immediately prior to the effective time of the merger. (Modifications to the employee benefit plans that have been announced to participants or planned and otherwise disclosed to Triton Acquisition Holding but not yet implemented as of the effective time of the merger will be taken into account for purposes of the foregoing.) Triton Acquisition Holding has also agreed that, with respect to service through December 31, 2005, it will, or will cause the surviving corporation to, maintain the employer matching contribution component of the Maytag Corporation Salary Savings Plan without reduction; provided that such employer matching contributions will be made in cash following the effective time of the merger. Nothing in the merger agreement prevents Triton Acquisition Holding or the surviving corporation from amending or terminating any employee benefit plan in accordance with the terms thereof and with applicable law, so long as they comply with the requirements of the merger agreement.

        Triton Acquisition Holding has agreed that from and after the effective time of the merger, it will, and will cause the surviving corporation to, honor in accordance with their respective terms (as in effect on May 19, 2005), Maytag's employee benefit plans and employee benefit agreements (subject, in each case, to the right of Triton Acquisition Holding or the surviving corporation to amend or terminate any employee benefit plan or employee benefit agreement in accordance with the terms thereof and with applicable law). For purposes of eligibility, vesting and benefit accrual (other than benefit accrual under defined benefit pension plans) under the employee benefit plans of Triton Acquisition Holding and its subsidiaries providing benefits after the effective time of the merger to any employee of Maytag or any of its subsidiaries immediately prior to the effective time of the merger (all such plans, collectively, the "New Plans"), each such employee will be credited with all years of service for which such employee was credited before the effective time of the merger under any comparable employee benefit plans, except where such crediting would lead to a duplication of benefits.

        Triton Acquisition Holding has agreed to use its commercially reasonable efforts to cause each employee of Maytag or any of its subsidiaries immediately prior to the effective time of the merger to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent coverage under any such New Plan replaces coverage under a comparable employee benefit plan in which such employee participated immediately prior to the effective time of the merger (all such plans, collectively, the "Old Plans"). For purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any such employee, Triton Acquisition Holding has agreed to use its commercially reasonable efforts to cause all pre-existing condition exclusions, limitations and actively at-work requirements of such New Plan to be waived for such employee and his or her covered dependent (to the extent such exclusions, limitations and actively-at-work requirements were waived or satisfied as of the effective time of the merger under the corresponding Old Plan). All deductibles, coinsurance and maximum out-of-pocket expenses incurred by such employee and his or her covered dependents under any Old Plan during the portion of the plan year of such Old Plan ending on the date such employee's participation in the corresponding New Plan begins shall be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

        The merger agreement authorizes Maytag to provide up to $3 million in retention awards to key employees of Maytag and its subsidiaries to retain their services through the merger, provided that none of the retention awards may be made to Maytag's executive officers or to certain other specified members of Maytag's senior management. The chief executive officer of Maytag shall determine, subject to approval by (i) the board of directors of Maytag and (ii) Triton Acquisition Holding (in the case of (ii), such approval not to be unreasonably withheld) the employees eligible to receive retention awards and any criteria for payment of the retention awards, and will determine the final allocation of retention awards among employees.

        The merger agreement requires Triton Acquisition Holding generally to continue Maytag's annual bonus program for calendar year 2005 and to pay employees the aggregate of all bonus amounts due under such bonus plans pursuant to the objective formulae set forth therein (including formulae approved thereunder by Maytag or its board of directors, or a committee thereof, prior to May 19, 2005, and previously provided to Triton Acquisition Holding), based on the performance of Maytag and its operating units, without adjusting such total for individual performance; provided that Triton Acquisition Holding shall determine, in its sole discretion, the portion of such aggregate bonus amounts that may be payable to any particular employee so long as such bonus amounts are fully paid in the aggregate to the employees. Maytag performance in respect of calculations to be made under the bonus plans for the 2005 calendar year shall be calculated without taking into account any expenses or costs related to or arising out of the transactions contemplated by the merger agreement or any non-recurring charges that would not reasonably be expected to have been incurred had the transactions contemplated by the merger agreement not occurred.

        From the effective time of the merger through the first anniversary of the effective time of the merger, (i) employees below the level of director will continue to participate in the Maytag Corporation Separation Pay and Benefits Plan, (ii) employees at the levels of director and above will be eligible for severance benefits pursuant to a new plan based upon Maytag's historic severance practices for employees at those levels, and (iii) none of the Maytag Corporation Separation Pay and Benefits plan, the Maytag Corporation Separation of Employment Plan or the new plan for employees at the levels of director and above may be amended in any manner adverse to the employees.

Reasonable Best Efforts

        Triton Acquisition Holding and Maytag have agreed to use their reasonable best efforts to take or cause to be taken, all actions necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions contemplated by the merger agreement (other than the financing), including:

  (a)
  the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings (including filings with governmental entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity,

  (b)
  the obtaining of all necessary consents or waivers from third parties,

  (c)
  the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the transactions contemplated by the merger agreement, including seeking to have vacated or reversed any decree, order or judgment entered by any court or other governmental entity that would restrain, prevent or delay the closing of the merger, and

  (d)
  the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by the merger agreement (other than the financing) and to fully carry out the purposes of the merger agreement.

        Triton Acquisition Holding and Triton Acquisition have agreed to use their reasonable best efforts to obtain the proceeds of the debt and equity financing on the terms and conditions described in the commitment letters (see "ADOPTION OF THE MERGER AGREEMENT—Financing"), including using reasonable best efforts to (a) negotiate definitive agreements with respect to the debt financing consistent with the terms and conditions contained in the debt commitment letter and (b) satisfy on a timely basis all conditions in such definitive agreements the satisfaction of which are within the control of Triton Acquisition Holding and Triton Acquisition.

        Triton Acquisition Holding and Triton Acquisition have also agreed to use their reasonable best efforts to comply with their respective obligations, and enforce their respective rights, under the commitment letters (see "ADOPTION OF THE MERGER AGREEMENT—Financing"). Triton Acquisition Holding shall give Maytag prompt notice of any material breach by any party to the commitment letters of which Triton Acquisition Holding has become aware or any termination of the commitment letters. Triton Acquisition Holding shall keep Maytag informed on a reasonably current basis in reasonable detail of the status of its efforts to obtain the proceeds of the financing and shall not permit any amendment or modification to, or any waiver of any material provision or remedy under, the commitment letters if such amendment, modification, waiver or remedy (x) reduces the aggregate amount of the financing, (y) amends the conditions to the drawdown of the financing or (z) is adverse to the interests of Maytag, in each case, in any material respect.

        Triton Acquisition Holding has also agreed not to, and to use its reasonable best efforts to cause its affiliates not to, take any actions that would reasonably be expected to result in any condition to the merger not being satisfied.

        Maytag has agreed to use reasonable best efforts to assist and cooperate with Triton Acquisition Holding and Triton Acquisition in connection with their efforts to obtain the proceeds of the debt financing; provided, however, that none of Maytag or any of its subsidiaries shall be required to pay any commitment or other similar fee or incur any other liability in connection with the debt financing prior to the effective time of the merger.

Indemnification

        Triton Acquisition Holding has agreed that, to the fullest extent permitted by law, it will cause the surviving corporation to honor all of Maytag's obligations to indemnify the current and former directors or officers of Maytag for acts or omissions by such directors and officers occurring prior to the effective time of the merger to the extent that such obligations of Maytag exist on May 19, 2005, whether pursuant to Maytag's certificate of incorporation, by-laws or individual indemnity agreements, and such obligations shall survive the merger and will continue in full force and effect in accordance with the terms of Maytag's certificate of incorporation, by-laws and such individual indemnity agreements from the effective time of the merger until the expiration of the applicable statute of limitations with respect to any claims against such directors or officers arising out of such acts or omissions.

        The merger agreement requires that, for a period of six years after the effective time of the merger, Triton Acquisition Holding will maintain in effect the current policies of directors' and officers' liability insurance maintained by Maytag or obtain policies of at least the same coverage, provided that the surviving corporation is not required to pay an annual premium in excess of 300% of the last annual premium paid by Maytag as of May 19, 2005.

Conditions to the Merger

        The obligations of Maytag, Triton Acquisition Holding and Triton Acquisition to complete the merger are subject to the satisfaction of the following conditions:

  •
  adoption of the merger agreement by holders of a majority of the outstanding shares of Maytag common stock;

  •
  any applicable waiting period (or any extension) under the HSR Act has been terminated or has expired;

  •
  any consents and filings required to be made prior to the closing of the merger under any foreign antitrust laws, the absence of which would reasonably be expected to have a material adverse effect on Maytag or result in a criminal violation, have been obtained or made;

  •
  no restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the merger is in effect; provided that prior to asserting this condition, and subject to the limitations on each parties' obligations described in the section entitled "—Reasonable Best Efforts," each of the parties have used its reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such judgment that may be entered; and

  •
  each of Maytag and Triton Acquisition Holding have received a solvency opinion reasonably satisfactory to each of them from a nationally recognized financial advisor selected by Maytag and reasonably satisfactory to Triton Acquisition Holding that is regularly involved in the business of valuing companies and rendering solvency opinions opining that both immediately prior to the effective time of the merger and on a pro forma basis immediately after giving effect to the consummation of the merger and the transactions contemplated by the merger agreement (including the debt financing described in more detail in the section entitled "ADOPTION OF THE MERGER AGREEMENT—Financing"), Maytag and the surviving corporation, as applicable, are solvent.

        In addition, the obligations of Triton Acquisition Holding and Triton Acquisition to complete the merger are subject to the satisfaction or waiver by each of them of the following conditions:

  •
  Maytag's representations and warranties qualified by material adverse effect on Maytag are true and correct, and those not so qualified are true and correct in all material respects as of May 19, 2005 and as of the closing date (except that representations and warranties that speak as of another date will be determined as of that date);

  •
  Maytag has performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger;

  •
  Triton Acquisition Holding has received a certificate of Maytag, executed by its chief executive officer and chief financial officer, as to the satisfaction of the preceding two conditions;

  •
  no suit, action or proceeding by any governmental entity or any other person, in each case, that has arisen after May 19, 2005 and has a reasonable likelihood of success, relating to the merger and the other transactions contemplated by the merger agreement and which (a) is reasonably likely to result in Maytag being required to pay material damages or other amounts or (b) otherwise is reasonably likely to have a material adverse effect on Maytag, is pending, and neither Maytag nor any of its subsidiaries has paid, or is required to pay, (x) any material damages or other amounts or (y) any amount that otherwise would reasonably be expected to have a material adverse effect on Maytag as a result of any judgment or settlement in respect of any such suit, action or proceeding;

  •
  since May 19, 2005, except as previously disclosed, no event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expect to have a material adverse effect on Maytag, has occurred; and

  •
  Triton Acquisition has received the proceeds of the debt financing from the lenders.

        In addition, the obligations of Maytag to complete the merger are subject to the satisfaction or waiver by Maytag of the following conditions:

  •
  the representations and warranties of Triton Acquisition Holding and Triton Acquisition that are qualified by material adverse effect on Triton Acquisition Holding are true and correct, and those not so qualified are true and correct in all material respects as of May 19, 2005 and as of the closing date (except that representations and warranties that speak as of another date will be determined as of that date);

  •
  Triton Acquisition Holding and Triton Acquisition have performed in all material respects all obligations required to be performed by them under the merger agreement at or prior to the closing date of the merger;

  •
  Maytag has received a certificate of Triton Acquisition Holding, executed by an executive officer, as to the satisfaction of the preceding two conditions; and

  •
  Triton Acquisition has available at the closing of the merger cash in an amount sufficient for the surviving corporation to provide the paying agent, concurrently with the closing of the merger, cash necessary to pay the merger consideration.

        The merger agreement provides that none of Maytag, Triton Acquisition Holding or Triton Acquisition may rely on the failure of any condition described above, as the case may be, to be satisfied if such failure was caused by such party's failure to use reasonable best efforts to consummate the merger and the other transactions contemplated by the merger agreement as required by and subject to such party's obligations described in more detail in the section entitled "—Reasonable Best Efforts."

Termination

        The merger agreement may be terminated at any time prior to the effective time of the merger (notwithstanding any adoption of the merger agreement by the stockholders of Maytag):

  (a)
  by the mutual written consent of Triton Acquisition Holding, Triton Acquisition and Maytag;

  (b)
  by Triton Acquisition Holding or Maytag,

  (i)
  if the merger is not consummated on or before December 15, 2005 (herein referred to as the "outside date"), unless the failure to consummate the merger is the result of a willful and material breach of the merger agreement by the party seeking to terminate the merger agreement, provided, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a nonfinal order, decree, ruling or action restraining, enjoining or otherwise prohibiting the consummation of the merger;

  (ii)
  if any governmental entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the merger and such order, decree, ruling or other action has become final and non-appealable; or

  (iii)
  if Maytag stockholder approval was not obtained at a duly held meeting to obtain such approval;

  (c)
  by Triton Acquisition Holding, if Maytag has breached or failed to perform in any material respect any of its representations, warranties or covenants, which breach or failure to perform (i) would give rise to a failure of a condition to Triton Acquisition Holding's obligation to close, and (ii) cannot be or has not been cured by December 15, 2005 (provided that neither Triton Acquisition Holding or Triton Acquisition is then in willful and material breach of any representation, warranty or covenant contained in the merger agreement);

  (d)
  by Triton Acquisition Holding:

  (i)
  if the Maytag board (or any board committee) has (A) withdrawn or modified, in a manner adverse to Triton Acquisition Holding or Triton Acquisition, or has publicly proposed to withdraw or modify, in a manner adverse to Triton Acquisition Holding or Triton Acquisition, its approval or recommendation of the merger agreement or the merger, (B) failed to recommend to Maytag's stockholders that they adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, or (C) approved or recommended, or publicly proposed to approve or recommend, any company takeover proposal; or

  (ii)
  if (a) Maytag or any of its officers, directors, employees, representatives or agents knowingly takes any of the actions that would be proscribed by the provisions described in the section entitled "—Permitted Solicitation of Takeover Proposals" but for the exceptions therein allowing certain actions to be taken pursuant to the provisions described in the fourth paragraph or the second sentence of the sixth paragraph under the section entitled "THE MERGER AGREEMENT—Permitted Solicitation of Takeover Proposals," unless such action has only an immaterial effect on Triton Acquisition Holding, or (b) Maytag gives Triton Acquisition Holding the notification contemplated by clause (e)(iii) below;

  (e)
  by Maytag prior to receipt of Maytag stockholder approval, only if (i) the Maytag board of directors has received a superior company proposal (as defined in the section entitled "—Permitted Solicitation of Takeover Proposals"), (ii) in light of such superior company proposal a majority of the disinterested directors of Maytag shall have determined in good faith, after consultation with outside counsel, that the failure to withdraw or modify its recommendation of the merger and the merger agreement would be inconsistent with the Maytag board of directors' exercise of its fiduciary duty under applicable law, (iii) Maytag has notified Triton Acquisition Holding in writing of the determinations described in clause (ii) above, (iv) at least five business days following receipt by Triton Acquisition Holding of the notice referred to in clause (iii) above, and taking into account any revised proposal made by Triton Acquisition Holding since receipt of the notice referred to in clause (iii) above, such superior company proposal remains a superior company proposal and a majority of the disinterested directors of Maytag has again made the determinations referred to in clause (ii) above, (v) Maytag is in compliance, in all material respects, with the provisions of the merger agreement, described in the section entitled "—Permitted Solicitation of Takeover Proposals," (vi) Maytag has previously paid the fees due described in the section entitled "—Termination Fees," (vii) the Maytag board of directors concurrently approves, and Maytag concurrently enters into, a definitive agreement providing for the implementation of such superior company proposal and (viii) Triton Acquisition Holding is not at such time entitled to terminate the merger agreement pursuant to clause (c) above (assuming for purposes of this clause (viii) that the outside date is the date of termination of the merger agreement by Maytag except where the applicable breach or failure to perform is not willful and material and is capable of being cured prior to the outside date); or

  (f)
  by Maytag, if Triton Acquisition Holding or Triton Acquisition has breached or failed to perform in any material respect any of its representations, warranties or covenants, which breach or failure to perform (a) would give rise to a failure of a condition to Maytag's obligation to close, and (b) cannot be or has not been cured by December 15, 2005 (provided that Maytag is not then in willful and material breach of any representation, warranty or covenant contained in the merger agreement).

Termination Fees

        The merger agreement obligates Maytag to pay a fee to Triton Acquisition Holding equal to $40 million if:

  (a)
  Triton Acquisition Holding terminates the merger agreement for any of the reasons described in clause (d) of the section entitled "—Termination" above;

  (b)
  After the date of the merger agreement and prior to the termination of the merger agreement,

  (i)
  any person makes a proposal (A) for a merger, consolidation, dissolution, recapitalization or other business combination involving Maytag, (B) for the issuance by Maytag of over 40% of its equity securities as consideration for the assets or securities of another person, or (C) to acquire over 40% of the equity securities or consolidated total assets of Maytag, or amends a proposal made prior to May 19, 2005;

  (ii)
  the merger agreement is terminated as a result of (A) the failure of the merger to occur prior to the outside date (and prior to such termination Maytag shall have breached or failed to perform any of its covenants or agreements set forth in the merger agreement), (B) Maytag's stockholders failure to adopt the merger agreement at a duly held meeting of the stockholders and prior to such Maytag stockholder meeting a proposal described in clause (i) is publicly announced, or (C) Maytag's material breach of its representations or covenants under the merger agreement such that the applicable condition would not be satisfied, and such breaches cannot be cured by the outside date (provided that Triton Acquisition Holding is not then in willful and material breach of the merger agreement); and

  (iii)
  prior to the twelve-month anniversary of the termination, Maytag enters into a definitive agreement or consummates a transaction contemplated by a proposal described in clause (i).

  (c)
  Maytag terminates the merger agreement pursuant to clause (e) of the section entitled "—Termination" in connection with its receipt of a superior company proposal.

        Maytag must pay the termination fee on the date of termination of the merger agreement, except that in the case of a termination described in clause (b) above, such payment shall be made on the date of execution of a definitive agreement or, if earlier, consummation of a company takeover proposal.

        Any termination fees not paid when due will bear interest at the prime rate of JP Morgan Chase Bank in effect on the date the payment of the termination fee was required to be made.

Other Expenses

        The merger agreement obligates Maytag to reimburse Triton Acquisition Holding and Triton Acquisition in an amount up to $12,500,000 for their out-of-pocket expenses actually incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement if the merger agreement is terminated because (a) Maytag's stockholders do not adopt the merger agreement at a meeting duly held for that purpose or (b) Maytag has materially breached its representations or covenants under the merger agreement such that the applicable condition would not be satisfied, and such breaches cannot be cured by the outside date (provided that Triton Acquisition Holding is not then in willful and material breach of the merger agreement); provided that no such reimbursement shall be required if Maytag is otherwise obligated to make a payment of the termination fee described above. Such reimbursement, if any, shall be paid upon demand following such termination.

        Except as described above, all fees and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement shall be paid by the party incurring such fees or expenses, whether or not the merger is consummated.

Amendment

        The merger agreement may be amended in writing by the parties at any time before or after any adoption of the merger agreement by the Maytag stockholders, but after adoption of the merger agreement by the Maytag stockholder approval, no amendment may be made that by law requires further approval or adoption by the Maytag stockholders without the further approval or adoption of such stockholders.

MARKET PRICE OF MAYTAG'S COMMON STOCK AND DIVIDEND DATA

        Maytag's common stock is traded on the New York Stock Exchange under the symbol "MYG." The following table sets forth the high and low sales prices per share of Maytag common stock on the New York Stock Exchange for the periods indicated.

Market Information

	Common Stock
	High	Low
Fiscal Year Ended January 3, 2004
1st Quarter	$30.70	$17.90
2nd Quarter	27.10	18.60
3rd Quarter	28.38	23.36
4th Quarter	28.65	24.15
Fiscal Year Ended January 1, 2005
1st Quarter	$31.57	$26.46
2nd Quarter	32.21	22.73
3rd Quarter	24.57	17.47
4th Quarter	21.39	15.30
Fiscal Year Ending January 2, 2006
1st Quarter	$21.15	$13.30
2nd Quarter	16.21	9.21
3rd Quarter (through July 15, 2005)	16.20	15.36

        The closing sale price of the Maytag common stock on the New York Stock Exchange on May 19, 2005, which was the last trading day before Maytag announced the merger, was $11.56. On July 15, 2005, the last trading day before the date of this proxy statement, the closing price for the Maytag common stock on the New York Stock Exchange was $15.45. You are encouraged to obtain current market quotations for the Maytag common stock in connection with voting your shares.

        On May 12, 2005, the Maytag board of directors declared a dividend on Maytag common stock of $0.09 per share payable on June 15, 2005. Under the merger agreement, Maytag has agreed that, until the merger is completed or the merger agreement is otherwise terminated, it will not declare, set aside or pay any dividend or other distribution on the Maytag common stock, other than quarterly cash dividends on the Maytag common stock not in excess of $0.09 per share, with usual declaration, record and payment dates.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information regarding ownership of Maytag common stock as of June 1, 2005, except as otherwise noted, by:

  •
  each of those persons owning of record or known by Maytag to be the beneficial owner of more than five percent of outstanding Maytag common stock;

  •
  each of Maytag's directors;

  •
  each of Maytag's executive officers; and

  •
  all of Maytag's directors and executive officers as a group.

        The number of shares of Maytag common stock outstanding on June 1, 2005 was 79,769,778. Except as noted, all information with respect to beneficial ownership has been furnished by each director or officer or is based on filings with the Securities and Exchange Commission. Unless otherwise indicated below, voting and investment power of shares reported in this table is not shared with others. Beneficial ownership of Maytag common stock has been determined according to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, which provide that a person is deemed to be the beneficial owner of shares of stock if the person, directly or indirectly, has or shares the voting or investment power of that stock, or has the right to acquire ownership of the stock within 60 days of June 1, 2005.

Name	Beneficial Ownership of Maytag Common Stock	1	Stock-Based Holdings	2	Percent of Class
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	9,305,136	3			11.66%
Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	8,395,996	4			10.53%
Longview Management Group LLC c/o Gerald Ratner, as Attorney and Agent 222 North LaSalle Street Chicago, Illinois 60601	4,122,346	5			5.17%
Barclays Global Investors, NA 45 Fremont Street San Francisco, California 94105	4,031,198	6			5.05%
Barbara R. Allen	9,460		21,760		*
Howard L. Clark, Jr.	35,836		48,136		*
Lester Crown	3,056,606	7	3,068,906		3.8%
Ralph F. Hake	534,800		793,717		*
Wayland R. Hicks	19,100		31,400		*
William T. Kerr	10,600		27,910		*
Steve J. Klyn	31,594		58,525		*
Mark W. Krivoruchka	31,527		74,853		*
James A. McCaslin	9,078		15,744		*
George C. Moore	32,916	8	92,541		*
Bernard G. Rethore	11,000		19,742		*
W. Ann Reynolds	12,841	8	16,841		*
Roger K. Scholten	53,175		109,192		*
Neele E. Stearns, Jr.	21,801		34,101		*
Fred G. Steingraber	15,000		27,300		*
All directors and executive officers as a group (16 persons)	3,901,027	9	4,477,090		4.89%

*
Less than one percent.

(1)
This column includes shares held by each director or named executive officer over which they have sole voting and investment power, except as noted. In accordance with SEC rules, this column also includes shares which the following persons have the right to acquire pursuant to stock options that are exercisable or will become exercisable within 60 days of June 1, 2005 as follows: Mr. Hake—450,000 shares; Mr. Scholten—40,667 shares; Mr. Klyn—29,117 shares; Mr. Krivoruchka—27,000 shares; Mr. Clark—18,000 shares; Ms. Allen, Dr. Reynolds, Messrs.

  Crown, Hicks, Kerr, Rethore and Steingraber—8,000 shares each; Mr. Moore—16,667 shares; Mr. Stearns—5,000 shares and Mr. McCaslin—3,334 shares.

(2)
This column shows the individual's total Maytag stock-based holdings, including voting securities shown in the "Beneficial Ownership of Common Stock" column (as described in Note 1), plus non-voting interests, including, as appropriate, the individual's holdings of restricted stock units, deferred compensation accounted for as units of Maytag stock, and unvested stock options which will not become exercisable within 60 days of June 1, 2005.

(3)
The information was obtained from a Schedule 13G/A filing with the Securities and Exchange Commission by FMR Corp. on February 14, 2005. FMR Corp. reports sole voting power with respect to 73,106 shares, shared voting power with respect to no shares, sole dispositive power with respect to 9,305,136 shares and shared dispositive power with respect to no shares. FMR Corp.'s wholly-owned subsidiary, Fidelity Management and Research Company, is the beneficial owner of 9,235,560 shares of Maytag common stock as a result of acting as an investment advisor to various investment companies. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)
The information was obtained from a Schedule 13D filing with the Securities and Exchange Commission by Brandes Investment Partners, L.P. on May 27, 2005. Brandes Investment Partners, L.P. reports sole voting power with respect to no shares, shared voting power with respect to 7,037,775 shares, sole dispositive power with respect to no shares and shared dispositive power with respect to 8,395,996 shares. Brandes Investment Partners, L.P.'s address is 11988 El Camino Real, Suite 500, San Diego, California 92130.

(5)
Longview Management Group, LLC ("Longview") is an investment advisor which manages the shares held by a number of persons, including Mr. Lester Crown, members of his family, relatives, certain family partnerships, trusts associated with Mr. Crown's family, and other entities (the "Crown Group"). Longview has shared voting and investment power with respect to 4,122,346 shares. James A. Star is president of Longview and accordingly, may be deemed to be the beneficial owner of all shares owned by Longview. Mr. Star disclaims beneficial ownership of all such shares. Geoffrey F. Grossman, as sole trustee of The Edward Memorial Trust, is the majority equity owner of Longview and, accordingly, may be deemed to be the beneficial owner of all shares beneficially owned by Longview. Mr. Grossman disclaims beneficial ownership of all such shares. Mr. Grossman's address is 55 E. Monroe Street, Suite 4200, Chicago, Illinois 60603. The members of the Crown Group disclaim that they are a group for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, and disclaim that any one of them is the beneficial owner of shares owned by any other person or entity.

(6)
The information was obtained from a Schedule 13G filing with the Securities and Exchange Commission by Barclays Global Investors, NA on February 14, 2005. Barclays Global Investors, NA reports sole voting power with respect to 3,684,668 shares, shared voting power with respect to no shares, sole dispositive power with respect to 4,031,198 shares and shared dispositive power with respect to no shares. Barclays Global Investors, NA's address is 45 Fremont Street, San Francisco, California 94105.

(7)
The number of shares shown as beneficially owned by Mr. Crown includes the following: (i) 1,772,569 shares held by The Crown Fund, of which he is a partner; (ii) 665,201 shares owned by various trusts of which he is a trustee; and (iii) 65,657 shares owned by the Arie and Ida Crown Memorial of which he is a director. Mr. Crown has shared voting and investment power over the shares listed in this footnote. The number of shares shown does not include shares owned by various trusts of which Mr. Crown's children are beneficiaries and partnerships in which Mr. Crown's adult children are partners. Mr. Crown disclaims beneficial ownership of the shares listed in this footnote, except to the extent of his interest in The Crown Fund.

(8)
Includes the following shares over which the identified director or executive officer disclaims beneficial ownership: Mr. Moore—4,500 shares (held by spouse); and Dr. Reynolds—233 shares (held by spouse).

(9)
All directors and executive officers as a group have options to acquire 655,785 shares that are exercisable or will become exercisable within 60 days of June 1, 2005. All directors and executive officers as a group share voting and investment power or disclaim beneficial ownership of shares, as the case may be, as set forth in Notes (7) and (8) above. The address for each of the directors and executive officers is c/o Maytag Corporation, 403 West Fourth Street, North, Newton, Iowa 50208, attention Secretary.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        In accordance with Rule 14a-3(e)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), one proxy statement will be delivered to two or more stockholders who share an address, unless Maytag has received contrary instructions from one or more of the stockholders. Maytag will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate copies of the proxy statements be sent to stockholders who share an address, should be directed to Maytag Corporation, 403 West Fourth Street, North, Newton, Iowa 50208, Attention: Shareholder Relations, telephone: (641) 787-8584. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting Maytag at the address and phone number set forth in the prior sentence.

SUBMISSION OF STOCKHOLDER PROPOSALS

        To be considered for inclusion in our proxy statement for the 2006 Annual Meeting of Stockholders, a stockholder proposal must be received at Maytag's offices no later than December 5, 2005.

        To establish the date on which Maytag receives a proposal, we suggest that proponents submit their proposals by certified mail, return receipt requested.

        A stockholder wishing to nominate a candidate for election to the Board or present an item of business at the 2006 Annual Meeting is required to give appropriate written notice to the Secretary of Maytag, which must be received by Maytag between 90 and 120 days before the 2006 Annual Meeting. The 2006 Annual Meeting is currently scheduled for May 11, 2006. Maytag is not required to present the matter in its proxy materials. Any notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination. The Governance and Nominating Committee may require that the proposed nominee furnish other information to determine that person's eligibility and qualifications to serve as a director. A nomination or item of business which does not comply with the above procedure or the bylaws will be disregarded.

OTHER MATTERS

        The Maytag board of directors knows of no other matters that are likely to be brought before the meeting, but if other matters do properly come before the meeting which we did not have notice of prior to July 15, 2005, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies will vote or act thereon in accordance with their own judgment.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

        Maytag is subject to the informational requirements of the Securities Exchange Act of 1934. Maytag files reports, proxy statements and other information with the Securities and Exchange Commission. The filings are available to the public at the Commission's website http://www.sec.gov. Maytag's website, http://www.maytagcorp.com, has copies of these filings as well under the heading "Financial Center." Our common stock is listed on the New York Stock Exchange under the symbol "MYG" and you may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

        You may also read reports, proxy statements and other information relating to Maytag at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

        If you have questions about the special meeting or the merger after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact Maytag's proxy solicitors, Innisfree M&A Incorporated. Shareholders can call toll-free at 877-687-1873. Banks and Brokers can call collect at 212-750-5833.

        We have authorized no one to give you any information or to make any representation about the proposed merger or our company that differs from or adds to the information contained in this document or in the documents we have publicly filed with the Securities and Exchange Commission. Therefore, if anyone should give you any different or additional information, you should not rely on it.

        The information contained in this document speaks only as of the date indicated on the cover of this document unless the information specifically indicates that another date applies.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

Dated as of May 19, 2005,

Among

TRITON ACQUISITION HOLDING CO.,

TRITON ACQUISITION CO.

and

MAYTAG CORPORATION

A-i

A-ii

SECTION 9.08.	Governing Law	A-40
SECTION 9.09.	Assignment	A-40
SECTION 9.10.	Enforcement	A-40
EXHIBIT A—Charter Amendment
EXHIBIT B—By-laws Amendment

A-iii

INDEX OF DEFINED TERMS

Defined Term	Location
"affiliate"	9.03
"Antitrust Laws"	3.05(b)
"Appraisal Shares"	2.01(d)
"Bonus Plans"	6.05(e)
"Cash Equity"	4.07(b)
"Certificate of Merger"	1.03
"Certificates"	2.02(b)
"Closing"	1.02
"Closing Date"	1.02
"Code"	3.09(g)
"Commitment Letters"	4.07(b)
"Commonly Controlled Entity"	3.10(a)
"Company"	Preamble
"Company Benefit Agreements"	3.10(b)
"Company Benefit Plans"	3.10(a)
"Company Board"	3.04(b)
"Company By-laws"	3.01
"Company Capital Stock"	3.03(a)
"Company Charter"	3.01
"Company Common Stock"	Recitals
"Company Disclosure Letter"	Article III
"Company Employee Stock Option"	6.04(d)
"Company Employees"	6.05(d)
"Company Material Adverse Effect"	9.03
"Company Pension Plans"	3.11(a)
"Company Preferred Stock"	3.03(a)
"Company Rights"	3.03(a)
"Company Rights Agreement"	3.03(a)
"Company SAR"	6.04(d)
"Company SEC Documents"	3.06(a)
"Company Stock Plans"	6.04(d)
"Company Stockholder Approval"	3.04(c)
"Company Stockholders Meeting"	6.01(b)
"Company Subsidiary"	3.01
"Company Takeover Proposal"	5.02(g)
"Confidentiality Agreement"	6.02
"Consent"	3.05(b)
"Contract"	3.05(a)
"Debt Commitment Letter"	4.07(a)
"Debt Financing"	4.07(a)
"DGCL"	1.01
"Disqualified Individual"	3.11(e)
"Effective Time"	1.03
"Environmental Claim"	3.15(i)(1)
"Environmental Laws"	3.15(i)(2)
"Environmental Permits"	3.15(b)(i)
"Equity Commitment Letters"	4.07(b)

A-iv

"Equity Investors"	4.07(b)
"ERISA"	3.11(a)
"ESPP"	6.04(d)
"Exchange Act"	3.05(b)
"Exchange Fund"	2.02(a)
"Excluded Participants"	5.01(a)
"Filed Company SEC Document"	Article III
"Financing"	4.07(b)
"GAAP"	3.06(b)
"Governmental Entity"	3.05(b)
"Hazardous Materials"	3.15(i)(3)
"HSR Act"	3.05(b)
"Intellectual Property Rights"	3.16
"Judgment"	3.05(a)
"knowledge"	9.03
"Law"	3.05(a)
"Lazard"	3.17
"Lenders"	4.07(a)
"Liens"	3.02(a)
"Loan Agreement"	6.03(d)
"Maximum Premium"	6.06(b)
"Merger"	Recitals
"Merger Consideration"	2.01(c)(1)
"New Plans"	6.05(b)
"Non-U.S. Benefit Agreements"	3.10(b)
"Non-U.S. Benefit Plans"	3.11(a)
"Old Plans"	6.05(b)
"Outside Date"	8.01(b)(i)
"Parent"	Preamble
"Parent Material Adverse Effect"	9.03
"Participant"	3.08(iv)(A)
"Paying Agent"	2.02(a)
"Permits"	3.13
"person"	9.03
"Primary Company Executive"	3.11(e)
"Proxy Statement"	3.05(b)
"Release"	3.15(i)(4)
"Representatives"	5.02(a)
"Retention Bonus"	6.05(d)
"Retention Pool"	6.05(d)
"Sarbanes-Oxley Act"	3.06(d)
"SEC"	3.05(b)
"Section 262"	2.01(d)
"Securities Act"	3.06(b)
"Severance Plan"	6.05(f)
"Significant Company Subsidiary"	3.02(a)
"Solicitation Period End Date"	5.02(a)
"Sub"	Preamble
"subsidiary"	9.03
"Superior Company Proposal"	5.02(g)

A-v

"Surviving Corporation"	1.01
"Tax Return"	3.09(a)
"Taxes"	3.09(a)
"Taxing Authority"	3.09(a)
"Transactions"	1.01
"Transfer Taxes"	6.09
"Trust Agreement"	3.11(i)
"US Pension Plan"	3.11(c)
"Voting Company Debt"	3.03(a)

A-vi

        AGREEMENT AND PLAN OF MERGER dated as of May 19, 2005, among TRITON ACQUISITION HOLDING CO., a Delaware corporation ("Parent"), TRITON ACQUISITION CO., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and MAYTAG CORPORATION, a Delaware corporation (the "Company").

        WHEREAS the respective Boards of Directors of Parent, Sub and the Company have approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement;

        WHEREAS the respective Boards of Directors of Sub and the Company have approved and declared advisable this Agreement and the merger (the "Merger") of Sub into the Company, on the terms and subject to the conditions set forth in this Agreement, whereby each issued share of common stock, par value $1.25 per share, of the Company ("Company Common Stock") not owned by Parent, Sub or the Company shall be converted into the right to receive $14.00 in cash, and Parent, as the sole stockholder of Sub, shall adopt this Agreement as soon as reasonably practicable following its execution; and

        WHEREAS Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        SECTION 1.01.    The Merger.    On the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation"). The Merger, the payment of cash in connection with the Merger and the other transactions contemplated by this Agreement (including the Financing) are referred to herein as the "Transactions".

        SECTION 1.02.    Closing.    The closing (the "Closing") of the Merger shall take place at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 a.m. on the second business day following the satisfaction (or, to the extent permitted by Law, waiver by all parties) of the conditions set forth in Section 7.01, or, if on such day any condition set forth in Section 7.02 or 7.03 has not been satisfied (or, to the extent permitted by Law, waived by the party or parties entitled to the benefits thereof), as soon as practicable after all the conditions set forth in Article VII have been satisfied (or, to the extent permitted by Law, waived by the parties entitled to the benefits thereof), or at such other place, time and date as shall be agreed in writing between Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

        SECTION 1.03.    Effective Time.    Prior to the Closing, Parent shall prepare, and on the Closing Date or as soon as practicable thereafter the Surviving Corporation shall file with the Secretary of State of the State of Delaware, a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with such Secretary of State, or at such subsequent time as Parent and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being the "Effective Time").

        SECTION 1.04.    Effects.    The Merger shall have the effects set forth in Section 259 of the DGCL.

        SECTION 1.05.    Certificate of Incorporation and By-laws.    (a) The certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended at the Effective Time to read in the form of Exhibit A hereto and, as so amended, such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

        (b) The By-laws of the Company as in effect immediately prior to the Effective Time shall be amended at the Effective Time to read in the form of Exhibit B hereto and, as so amended, such By-laws shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

        SECTION 1.06.    Directors.    The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

        SECTION 1.07.    Officers.    The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

ARTICLE II

EFFECT ON THE CAPITAL STOCK OF THE
CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

        SECTION 2.01.    Effect on Capital Stock.    At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Sub:

          (a)    Capital Stock of Sub.    Each issued and outstanding share of capital stock of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $1.00 per share, of the Surviving Corporation.

          (b)    Cancellation of Treasury Stock and Parent-Owned Stock.    Each share of Company Common Stock that is owned by the Company, Parent or Sub shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

          (c)    Conversion of Company Common Stock.    (1) Subject to Sections 2.01(b) and 2.01(d), each issued and outstanding share of Company Common Stock shall be converted into the right to receive $14.00 in cash (the "Merger Consideration").

          (2)   As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate theretofore representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive Merger Consideration upon surrender of such certificate in accordance with Section 2.02, without interest, and except as otherwise provided with respect to unpaid dividends and other distributions in Section 2.02(c).

          (d)    Appraisal Rights.    Notwithstanding anything in this Agreement to the contrary, shares ("Appraisal Shares") of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by any person who is entitled to demand and properly demands appraisal of such Appraisal Shares pursuant to, and who complies with, Section 262 of the DGCL ("Section 262") shall not be converted into Merger Consideration as provided in Section 2.01(c), but rather the holders of Appraisal Shares shall be entitled to the rights provided for under Section 262; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262, then such holder's Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, Merger Consideration as provided in Section 2.01(c) and unpaid dividends and other distributions as provided in Section 2.02(c). The Company shall serve prompt notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

        SECTION 2.02.    Exchange of Certificates.    (a) Paying Agent.    Prior to the Effective Time, Parent shall select a bank or trust company reasonably satisfactory to the Company to act as paying agent (the "Paying Agent") for the payment of the Merger Consideration upon surrender of certificates representing Company Common Stock. Parent shall take all steps necessary to enable, and shall cause, the Surviving Corporation to provide to the Paying Agent, concurrently with the Closing, cash necessary to pay for the shares of Company Common Stock converted into the right to receive cash pursuant to Section 2.01(c) (such cash being hereinafter referred to as the "Exchange Fund").

        (b)    Exchange Procedure.    As soon as reasonably practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a certificate or certificates (the "Certificates") that immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive Merger Consideration pursuant to Section 2.01, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be paid promptly in exchange therefor the amount of cash into which the shares of Company Common Stock theretofore represented by such Certificate shall have been converted pursuant to Section 2.01, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent that such tax has been paid or is not applicable. Subject to Section 2.01(d) and except as otherwise provided with respect to unpaid dividends and other distributions in Section 2.02(c), until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which the shares of Company Common Stock theretofore represented by such Certificate have been converted pursuant to Section 2.01. No interest shall be paid or accrue on the cash payable upon surrender of any Certificate.

        (c)    No Further Ownership Rights in Company Common Stock.    The Merger Consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on such shares of Company Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time, and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any certificates formerly representing shares of Company Common Stock are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II.

        (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the holders of Company Common Stock for six months after the Effective Time shall be delivered to Parent, upon demand, and any holder of Company Common Stock who has not theretofore complied with this Article II shall thereafter look only to Parent and/or the Surviving Corporation for payment of its claim for Merger Consideration.

        (e)    No Liability.    None of Parent, Sub, the Company or the Paying Agent shall be liable to any person in respect of any cash from the Exchange Fund delivered to a public official to the extent required by any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered immediately prior to such date on which the Merger Consideration in respect of such Certificate would otherwise irrevocably escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

        (f)    Investment of Exchange Fund.    The Paying Agent shall invest any cash included in the Exchange Fund, as directed by Parent, in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of all principal and interest or (iii) commercial paper obligations receiving the highest rating from either Moody's Investor Services, Inc. or Standard & Poor's, a division of The McGraw Hill Companies, or a combination thereof; provided that, in any such case, no such instrument shall have a maturity exceeding three months from the date of the investment therein. Any interest and other income resulting from such investments shall be paid to Parent.

        (g)    Withholding Rights.    Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Company Common Stock pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any other provision of applicable Federal, state, local or foreign tax Law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holders of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent.

        (h)    Lost Certificates.    If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen, defaced or destroyed and, if reasonably required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay in respect of such lost, stolen, defaced or destroyed Certificate the Merger Consideration with respect to each share of Company Common Stock formerly represented by such Certificate.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Parent and Sub that, except as set forth in the disclosure letter, dated as of the date of this Agreement, from the Company to Parent and Sub (the "Company Disclosure Letter") or in any Company SEC Document filed and publicly available prior to the date of this Agreement (each, a "Filed Company SEC Document"):

        SECTION 3.01.    Organization, Standing and Power.    Each of the Company and each of its subsidiaries (each, a "Company Subsidiary") (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, other than defects in such organization, existence or good standing that, individually and in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, and (b) has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such corporate power and authority, franchises, licenses, permits, authorizations and approvals the lack of which, individually and in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary or the failure to so qualify would reasonably be expected to have a Company Material Adverse Effect. The Company has delivered to Parent true and complete copies of the certificate of incorporation of the Company, as amended to the date of this Agreement (as so amended, the "Company Charter"), and the by-laws of the Company, as amended to the date of this Agreement (as so amended, the "Company By-laws").

        SECTION 3.02.    Company Subsidiaries; Equity Interests.    (a) Section 3.02(a) of the Company Disclosure Letter lists each "significant subsidiary", as such term is defined in Rule 1-02 of Regulation S-X under the Exchange Act (each, a "Significant Company Subsidiary"), and its jurisdiction of organization. All the outstanding shares of capital stock of each Company Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all pledges, liens, charges, mortgages, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens").

        (b)   Except for its interests in the Company Subsidiaries, the Company does not own, directly or indirectly, any capital stock, equity membership interest, partnership interest, joint venture interest or other equity interest in any person.

        SECTION 3.03.    Capital Structure.    (a) The authorized capital stock of the Company consists of 200,000,000 shares of Company Common Stock and 24,000,000 shares of preferred stock, par value $1.00 per share ("Company Preferred Stock" and, together with the Company Common Stock, the "Company Capital Stock"). At the close of business on April 30, 2005, (i) 79,694,548 shares of Company Common Stock (each together with a Company Right) and no shares of Company Preferred Stock were issued and outstanding, (ii) 37,456,045 shares of Company Common Stock were held by the Company in its treasury, (iii) 7,758,643 shares of Company Common Stock were subject to outstanding Company Employee Stock Options and 818,396 additional shares of Company Common Stock were reserved for issuance pursuant to the Company Stock Plans and (iv) 4,000,000 shares of Company Preferred Stock were reserved for issuance in connection with the rights (the "Company Rights") issued pursuant to the Rights Agreement dated as of February 12, 1998 (as amended from time to time, the "Company Rights Agreement"), between the Company and Computershare Investor Services, LLC, as Rights Agent. At the close of business on April 30, 2005, there were outstanding rights to purchase 13,389 shares of Company Common Stock under the ESPP (assuming the fair market value per share of Company Common Stock on the last day of the then current offering period in effect under the

ESPP will be equal to the Merger Consideration). As of April 30, 2005, the aggregate amount credited to the accounts of participants in the ESPP was $187,440. Except as set forth above, at the close of business on April 30, 2005, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. During the period from April 30, 2005 to the date of this Agreement, (x) there have been no issuances by the Company of shares of capital stock or other voting securities of the Company other than issuances of shares of Company Common Stock pursuant to the exercise of Company Employee Stock Options outstanding on such date as required by their terms as in effect on the date of such issuance and (y) there have been no issuances by the Company of options, warrants or other rights to acquire shares of capital stock or other voting securities of the Company. There are no outstanding Company SARs that were not granted in tandem with a related Company Employee Stock Option. All outstanding shares of Company Capital Stock are, and all such shares that may be issued prior to the Effective Time will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company Charter, the Company By-laws or any Contract to which the Company is a party or otherwise bound. There are not any bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Capital Stock may vote ("Voting Company Debt"). Except as set forth above, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound (i) obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any Company Subsidiary or any Voting Company Debt, (ii) obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, security, unit, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Company Capital Stock. As of the date of this Agreement, there are not any outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary. The Company has made available to Parent a complete and correct copy of the Company Rights Agreement, as amended to the date of this Agreement.

        (b)   The Company has delivered or made available to Parent a true, complete and correct list of all outstanding Company Employee Stock Options, the number of shares of Company Common Stock subject to each such Company Employee Stock Option, the grant dates, exercise prices, expiration dates and vesting schedule of each such Company Employee Stock Option and the names of the holders of each Company Employee Stock Option. All outstanding Company Employee Stock Options are evidenced by the forms of Company Employee Stock Option agreements delivered or made available to Parent, and no Company Employee Stock Option agreement contains terms that are materially inconsistent with, or in addition in any material respect to, the terms contained therein.

        SECTION 3.04.    Authority Execution and Delivery Enforceability.    (a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Merger and the other Transactions to be performed or consummated by the Company. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Merger and the other Transactions to be performed or consummated by the Company have been duly authorized by all necessary corporate action on the part of the Company, subject, in the case of the Merger, to receipt of the Company Stockholder Approval. The Company has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general equity principles.

        (b)   The Board of Directors of the Company (the "Company Board"), at a meeting duly called and held, duly adopted resolutions (i) approving this Agreement, the Merger and the other Transactions to be performed or consummated by the Company, (ii) determining that the terms of the Merger and the other Transactions to be performed or consummated by the Company are fair to and in the best interests of the Company and its stockholders, (iii) directing that this Agreement be submitted to a vote at the Company Stockholders Meeting, (iv) recommending that the Company's stockholders adopt this Agreement and (v) declaring the advisability of this Agreement. Assuming that the representation set forth in the second sentence of Section 4.02(c) is true and correct, such resolutions of the Company Board are sufficient to render inapplicable to Parent and Sub and this Agreement, the Merger and the other Transactions (i) the restrictions on "business combinations" contained in Section 203 of the DGCL and (ii) the provisions of Article Eleventh of the Company Charter. To the Company's knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to the Company with respect to this Agreement, the Merger or any other Transaction.

        (c)   Assuming that the representation set forth in the second sentence of Section 4.02(c) is true and correct, the only vote of holders of any class or series of Company Capital Stock necessary to approve and adopt this Agreement and the Merger is the adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the "Company Stockholder Approval"). The affirmative vote of the holders of Company Capital Stock, or any of them, is not necessary to consummate any Transaction other than the Merger.

        SECTION 3.05.    No Conflicts; Consents.    (a) The execution and delivery by the Company of this Agreement do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without the lapse of time or the giving of notice, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Charter, the Company By-laws or the comparable charter or organizational documents of any Company Subsidiary, (ii) any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a "Contract") to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.05(b), any judgment, order or decree ("Judgment") or statute, law (including common law), ordinance, rule or regulation ("Law") applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        (b)   No consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, or permit from, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) any additional Consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order ("Antitrust Laws") (including, if applicable, the Competition Act (Canada)) or under the Investment Canada Act (Canada), (iii) the filing with the Securities and Exchange Commission (the "SEC") of (A) a proxy or information statement relating to the adoption of this Agreement by the Company's stockholders (the "Proxy Statement") and (B) such reports under, or other applicable requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement, the Merger and the other Transactions, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (v) compliance with and such filings as may be required under applicable Environmental Laws, (vi) such filings as may be required in connection with the Taxes described in Section 6.09, (vii) filings under any applicable state takeover Law and (viii) such other items that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        (c)   The Company and the Company Board have taken all action necessary to (i) render the Company Rights Agreement inapplicable to this Agreement, the Merger and the other Transactions and (ii) ensure that (A) neither Parent nor any of its affiliates or associates is or will become an "Acquiring Person" (as defined in the Company Rights Agreement) by reason of this Agreement, the Merger or any other Transaction, (B) a "Distribution Date" or a "Share Acquisition Date" (as each such term is defined in the Company Rights Agreement) shall not occur by reason of this Agreement, the Merger or any other Transaction and (C) the Company Rights shall expire immediately prior to the Effective Time.

        SECTION 3.06.    SEC Documents; Undisclosed Liabilities.    (a) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC since January 1, 2003 pursuant to Sections 13(a) and 15(d) of the Exchange Act (the "Company SEC Documents").

        (b)   As of its respective date, each Company SEC Document complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Filed Company SEC Document has been revised or superseded by a later filed Filed Company SEC Document, none of the Company SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the Company SEC Documents (including the related notes and schedules thereto) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        (c)   Other than liabilities or obligations (i) disclosed or provided for in the financial statements included in the Filed Company SEC Documents or (ii) incurred since March 31, 2005 in the ordinary course of business, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

        (d)   Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and former principal financial officer of the Company, as applicable) has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated thereunder and under the Exchange Act (collectively, the "Sarbanes-Oxley Act") with respect to the Company SEC Documents, and the Company has delivered to Parent a summary of any disclosure made by the Company's management to the Company's auditors and audit committee referred to in such certifications. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings ascribed to such terms in the Sarbanes-Oxley Act.

        (e)   The Company has (i) designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to its principal executive officer and principal financial officer; (ii) designed internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP; (iii) evaluated the effectiveness of the Company's disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Document that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation; and (iv) to the extent required by applicable Law, disclosed in such report or amendment any change in the Company's internal control over financial reporting that occurred during the period covered by such report or amendment that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

        (f)    The Company has disclosed, based on the most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

        (g)   None of the Company Subsidiaries is, or has at any time since January 1, 2003 been, subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

        (h)   As of the date of this Agreement, to the knowledge of the Company, there is no applicable accounting rule, consensus or pronouncement that has been adopted by the SEC, the Financial Accounting Standards Board, the Emerging Issues Task Force or any similar body but that is not in effect as of the date of this Agreement that, if implemented, would reasonably be expected to have a Company Material Adverse Effect.

        (i)    Since July 30, 2002, the Company has been in compliance in all material respects with the applicable requirements of the Sarbanes-Oxley Act in effect from time to time.

        SECTION 3.07.    Information Supplied.    None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company's stockholders or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub in writing for inclusion or incorporation by reference therein.

        SECTION 3.08.    Absence of Certain Changes or Events.    From the date of the most recent audited financial statements included in the Filed Company SEC Documents to the date of this Agreement, the Company has conducted its business only in the ordinary course, and during such period there has not been:

            (i)  any event, change, effect, development, condition or occurrence that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect;

           (ii)  any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Company Common Stock or any repurchase for value by the Company of any Company Common Stock, other than quarterly cash dividends with respect to the Company Common Stock of (A) $0.18 per share with respect to the first quarter of 2005 and (B) $0.09 per share with respect to the second quarter of 2005, in each case with usual declaration, record and payment dates;

          (iii)  any split, combination or reclassification of any Company Common Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Company Common Stock;

          (iv)  (A) any granting by the Company or any Company Subsidiary to any current or former director, officer, employee or independent contractor of the Company or any Company Subsidiary (each, a "Participant") of any loan or any increase in any type of compensation, benefits, perquisites or any bonus or award, except for grants of normal cash bonus opportunities and normal increases of cash compensation (including compensation in connection with new hires), in each case in the ordinary course of business consistent with past practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Filed Company SEC Documents, (B) any payment of any bonus to any Participant, except for bonuses paid in the ordinary course of business consistent with past practice, (C) any granting by the Company or any Company Subsidiary to any Participant of any severance, change in control, termination or similar compensation, pay or benefits or increases therein, or of the right to receive any severance, change in control, termination or similar compensation, pay or benefits or increases therein, except (x) as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Filed Company SEC Documents, (y) in the ordinary course of business consistent with past practice in connection with new hires to replace departed employees and (z) in the ordinary course of business consistent with past practice in connection with promotions made in the ordinary course of business consistent with past practice, or (D) any entry by the Company or any Company Subsidiary into, or any amendment of, any Company Benefit Agreement;

          (v)   any damage, destruction or loss, whether or not covered by insurance, that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect;

          (vi)  any change in accounting methods, principles or practices by the Company or any Company Subsidiary, except insofar as may have been required by a change in GAAP or applicable Law;

          (vii)  any material elections with respect to Taxes by the Company or any Company Subsidiary or settlement or compromise by the Company or any Company Subsidiary of any material Tax liability or refund; or

          (viii)   any revaluation by the Company or any Company Subsidiary of any of the material assets of the Company or any Company Subsidiary, except insofar as may have been required by applicable Law.

        SECTION 3.09.    Taxes.    (a) As used in this Agreement:

          "Taxes" shall mean all (i) Federal, state and local, domestic and foreign, taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, employment, excise, property, net worth, capital gains, transfer, stamp, documentary, social security, payroll, environmental, alternative minimum, occupation, recapture and other taxes, and including any interest, penalties and additions imposed with respect to such amounts; (ii) liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group; and (iii) liability for the payment of any amounts as a result of an obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (i) or (ii).

          "Taxing Authority" shall mean any Federal, state or local, domestic or foreign, governmental body (including any subdivision, agency or commission thereof), or any quasi-governmental body, in each case, exercising regulatory authority in respect of Taxes.

          "Tax Return" shall mean all returns, declarations of estimated tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of the foregoing, filed or to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes.

          (b)   The Company and each Company Subsidiary has timely filed, or has caused to be timely filed on its behalf, all material Tax Returns required to be filed by or on behalf of the Company and each Company Subsidiary in the manner prescribed by applicable Law. All such Tax Returns are complete and correct, except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary has timely paid (or the Company has paid on each such Company Subsidiary's behalf) all Taxes due and owing, and, in accordance with GAAP, the most recent financial statements contained in the Filed Company SEC Documents reflect a reserve (excluding any reserve for deferred Taxes) for all Taxes payable by the Company and each Company Subsidiary for all taxable periods and portions thereof through the date of such financial statement, in each case except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

          (c)   No Tax Return of the Company or any Company Subsidiary is under audit or examination by any Taxing Authority, and no written notice or, to the knowledge of the Company, unwritten notice of such an audit or examination has been received by the Company or any Company Subsidiary. Each material assessed deficiency resulting from any audit or examination relating to Taxes by any Taxing Authority has been timely paid and there is no assessed deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company or any Company Subsidiary. The Federal income Tax Returns of the Company and each Company Subsidiary have been examined by the Internal Revenue Service or the relevant statute of limitations has closed for all years through 1997.

          (d)   There is no agreement or other document extending, or having the effect of extending, the period of assessment or collection of any material Taxes and no power of attorney with respect to any such Taxes has been executed or filed with any Taxing Authority by or on behalf of the Company or any Company Subsidiary.

          (e)   No material Liens for Taxes exist with respect to any assets or properties of the Company or any Company Subsidiary, except for statutory liens for Taxes not yet due.

          (f)    Neither the Company nor any Company Subsidiary is a party to or bound by any material Tax sharing agreement, material Tax indemnity obligation or similar material agreement or arrangement with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Taxing Authority), other than any such agreements (i) with customers, vendors, lessors or similar persons entered into in the ordinary course of business and (ii) among the Company and the Company Subsidiaries.

          (g)   Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary has complied with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Internal Revenue Code of 1986, as amended (the "Code") or similar provisions under any Federal, state or local, domestic or foreign, Laws) and has, within the time and the manner prescribed by applicable Law, withheld from and paid over to the proper Governmental Entities all amounts required to be so withheld and paid over under applicable Law.

          (h)   Neither the Company nor any Company Subsidiary is or has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

          (i)    Neither the Company nor any Company Subsidiary shall be required to include in a taxable period ending after the Closing Date taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of state, local or foreign Tax law.

          (j)    Neither the Company nor any Company Subsidiary has participated in any "listed transaction" as defined in Treasury Regulation Section 1.6011-4.

        SECTION 3.10.    Absence of Changes in Benefit Plans.    (a) From the date of the most recent audited financial statements included in the Filed Company SEC Documents to the date of this Agreement, neither the Company nor any Company Subsidiary has terminated, adopted, amended, modified or agreed to terminate, adopt, amend or modify (or announced an intention to terminate, adopt, amend or modify), in any material respect, any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock appreciation, restricted stock, stock repurchase rights, stock option, phantom stock, performance, retirement, thrift, savings, stock bonus, cafeteria, paid time off, perquisite, fringe benefit, vacation, severance, disability, death benefit, hospitalization, medical or other welfare benefit or other plan, program, arrangement or understanding, whether oral or written, formal or informal, funded or unfunded (whether or not legally binding), maintained, contributed to or required to be maintained or contributed to by the Company or any Company Subsidiary or any other person or entity that, together with the Company or any Company Subsidiary, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or any other applicable Law (each, a "Commonly Controlled Entity"), in each case providing benefits to any Participant and whether or not subject to United States law (all such plans, programs, arrangements and understandings, including any such plan, program, arrangement or understanding entered into or adopted on or after the date of this Agreement, "Company Benefit Plans") or has made any change, in any material respect, in any actuarial or other assumption used to calculate funding obligations with respect to any Company Benefit Plan that is a Company Pension Plan, or any change, in any material respect, in the manner in which contributions to any such Company Pension Plan are made or the basis on which such contributions are determined.

        (b)   Section 3.10 of the Company Disclosure Letter contains a complete and correct list of (i) any material employment, deferred compensation, severance, change in control, termination, employee benefit, loan (other than Participant loans under any Company Pension Plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code), indemnification, retention, stock repurchase, stock option, consulting or similar agreement, commitment or obligation between the Company or any Company Subsidiary, on the one hand, and any Participant, on the other hand, and (ii) any agreement between the Company or any Company Subsidiary, on the one hand, and any Participant, on the other hand, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of transactions involving the Company or any Company Subsidiary of the nature contemplated by this Agreement (all such agreements, collectively, the "Company Benefit Agreements"); provided, however, that Company Benefit Agreements maintained primarily for the benefit of Participants (other than officers or directors of the Company or any Company Subsidiary) who are principally employed in jurisdictions other than the United States of America (all such agreements, collectively, the "Non-U.S. Benefit Agreements") are not listed in Section 3.11(a) of the Company Disclosure Letter (but a list of such Non-U.S. Benefit Agreements shall be provided to Parent within 20 days following the date of this Agreement).

        SECTION 3.11.    ERISA Compliance; Excess Parachute Payments.    (a) Section 3.11(a) of the Company Disclosure Letter contains a complete and correct list of all Company Benefit Plans that are "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (all such plans, collectively, the "Company Pension Plans") or "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) and all other material Company Benefit Plans; provided, however, that no Company Benefit Agreement shall be deemed a Company Benefit Plan or listed in Section 3.11(a) of the Company Disclosure Letter; provided further, however, that Company Benefit Plans maintained primarily for the benefit of Participants principally employed in jurisdictions other than the United States of America (all such plans, collectively, the "Non-U.S. Benefit Plans") are not listed in Section 3.11(a) of the Company Disclosure Letter (but a list of such Non-U.S. Benefit Plans shall be provided to Parent within 20 days following the date of this Agreement). Each Company Benefit Plan has been administered in compliance with its terms and applicable Law, and the terms of any applicable collective bargaining agreements, except to the extent that the failure to comply with any such terms or Law, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered or made available (or, with respect to Non-U.S. Benefit Plans and Non-U.S. Benefit Agreements, shall deliver or make available within 20 days following the date of this Agreement) to Parent complete and correct copies of (i) each Company Benefit Plan and each Company Benefit Agreement (or, in the case of any unwritten Company Benefit Plan or Company Benefit Agreement, a description thereof), (ii) the most recent annual report on Form 5500 (including accompanying schedules and attachments) with respect to each Company Benefit Plan for which such a report is required, (iii) the most recent summary plan description for each Company Benefit Plan for which such summary plan description is required under ERISA, (iv) each material trust agreement and material group annuity contract relating to the funding or payment of benefits under any Company Benefit Plan, (v) the most recent determination or qualification letter issued by the Internal Revenue Service for each Company Benefit Plan intended to qualify for favorable tax treatment in the United States of America, as well as a true, correct and complete copy of each pending application for such letter, if applicable, and (vi) the most recent actuarial valuation, if applicable, for each Company Pension Plan.

        (b)   All Company Pension Plans intended to be tax qualified have been the subject of determination letters from the Internal Revenue Service with respect to all tax Law changes through the Economic Growth and Tax Relief Reconciliation Act of 2001 with respect to which a determination letter from the Internal Revenue Service can be obtained to the effect that such Company Pension Plans are qualified and exempt from Federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such determination letter has been revoked nor, to the knowledge of the Company, has revocation been threatened, nor has any such Company Pension Plan been amended since the date of its most recent determination letter or application therefor in any respect that would adversely affect its qualification or materially increase its costs or require security under Section 307 of

ERISA. All Company Pension Plans that are required to have been approved by any non-U.S. Governmental Entity have been so approved.

        (c)   Neither the Company nor any Commonly Controlled Entity has maintained, contributed to or been obligated to maintain or contribute to, or has any liability under, any Company Benefit Plan that is subject to Title IV of ERISA. With respect to the Maytag Corporation Employees Retirement Plan (the "US Pension Plan"), to the knowledge of the Company there has been no material adverse change in the financial conditions of such plan from the date of the most recent audited financial statements included in the Filed Company SEC Documents to the date of this Agreement, assuming for such purpose that there has been no change in the discount rate used for purposes of valuing the liabilities of such plan from the discount rate applied in such financial statements. No liability under Title IV of ERISA (other than for premiums to the Pension Benefit Guaranty Corporation) has been or is expected to be incurred by the Company or any Company Subsidiary with respect to any ongoing, frozen or terminated "single-employer" plan (as defined in Section 4001(a)(15) of ERISA), currently or formerly maintained by any of them or by any Commonly Controlled Entity, except for any such liabilities that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. None of the Company Pension Plans has an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, nor has any waiver of the minimum funding standards of Section 302 of ERISA or Section 412 of the Code been requested. None of the Company, any Company Subsidiary, any employee of the Company or any Company Subsidiary or any of the Company Benefit Plans, including the Company Pension Plans, or any trusts created thereunder or any trustee, administrator or other fiduciary of any Company Benefit Plan or trust created thereunder, or any agents of the foregoing, has engaged in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) that would be reasonably expected to subject the Company, any Company Subsidiary or any officer of the Company or any Company Subsidiary or any of the Company Benefit Plans, or, to the knowledge of the Company, any trusts created thereunder or any trustee or administrator of any Company Benefit Plan or trust created thereunder to the tax or penalty on prohibited transactions imposed by such Section 4975 of the Code or to the sanctions imposed under Title I of ERISA or to any other liability for breach of fiduciary duty under ERISA, except for any such prohibited transactions that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. No Company Pension Plan or related trust has been terminated during the last five years, nor has there been any "reportable event" (as defined in Section 4043 of ERISA), other than an event for which the 30-day notice period has been waived, with respect to any Company Pension Plan since January 1, 2004, and no notice of a reportable event will be required to be filed in connection with the transactions contemplated hereby. Neither the Company nor any Company Subsidiary has incurred any material liability that has not been satisfied in full as a result of a "complete withdrawal" or a "partial withdrawal" (as each such term is defined in Sections 4203 and 4205, respectively, of ERISA) during the past six years from any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA.

        (d)   With respect to any Company Benefit Plan that is an employee welfare benefit plan, whether or not subject to ERISA, such Company Benefit Plan is either funded through an insurance company contract and is not a "welfare benefits fund" (as defined in Section 419(e) of the Code) or it is unfunded.

        (e)   Other than payments or benefits that may be made to the persons listed in Section 3.11(e) of the Company Disclosure Letter (each, a "Primary Company Executive"), no amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the Transactions (alone or in combination with any other event) by any Participant who is a "disqualified individual" (as defined in final Treasury Regulation Section 1.280G-1) (each, a "Disqualified Individual") under any Company Benefit Plan, Company Benefit Agreement or other compensation arrangement currently in effect would be an "excess parachute payment" (as defined in

Section 280G(b)(1) of the Code) and no such Disqualified Individual is entitled to receive any additional payment (e.g., any tax gross-up or any other payment) from the Company, the Surviving Corporation or any other person in the event that the excise tax required by Section 4999(a) of the Code is imposed on such Disqualified Individual. The Company has provided Parent with calculations performed in 2004 by Hewitt Associates of the estimated amounts of compensation and benefits that could be received (whether in cash or property or the vesting of property) by certain Primary Company Executives as a result of a transaction of the nature contemplated by this Agreement (alone or in combination with any other event), and the "base amount" (as defined in Section 280G(b)(3) of the Code) for certain Primary Company Executives, in each case as of the date specified in such calculations and in accordance with the assumptions made by Hewitt Associates as set forth in such calculations. To the knowledge of the Company, the Company provided true and complete compensation and benefit information and data to Hewitt Associates necessary to perform such calculations, which information and data was correct in all material respects as of the date provided by the Company to Hewitt Associates.

        (f)    The execution and delivery by the Company of this Agreement do not, and the consummation of the Transactions and compliance with the terms hereof will not (either alone or in combination with any other event) (i) entitle any Participant to any additional compensation, severance, termination, change in control or other benefits or any benefits the value of which will be calculated on the basis of any of the Transactions (alone or in combination with any other event), (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of any compensation, severance or other benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any Company Benefit Plan or Company Benefit Agreement, or (iii) trigger the forgiveness of indebtedness owed by any Participant to the Company or any of its affiliates.

        (g)   Since January 1, 2004, and through the date of this Agreement, neither the Company nor any Company Subsidiary has received notice of, and, to the knowledge of the Company, there are no (i) material pending termination proceedings or other suits, claims (except claims for benefits payable in the normal operation of the Company Benefit Plans), actions or proceedings against or involving or asserting any rights or claims to benefits under any Company Benefit Plan or Company Benefit Agreement or (ii) pending investigations (other than routine inquiries) by any Governmental Entity with respect to any Company Benefit Plan or Company Benefit Agreement, except for any such suits, claims, proceedings or investigations that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. All contributions, premiums and benefit payments under or in connection with the Company Benefit Plans or Company Benefit Agreements that are required to have been made by the Company or any Company Subsidiary have been timely made, accrued or reserved for, except for failures to make, accrue or reserve for any such contributions, premiums and benefit payments that, individually or aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        (h)   Neither the Company nor any Company Subsidiary has any liability or obligations, including under or on account of a Company Benefit Plan or Company Benefit Agreement, arising out of the hiring of persons to provide services to the Company or any Company Subsidiary and treating such persons as consultants or independent contractors and not as employees of the Company or any Company Subsidiary, except for any such liabilities or obligations that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        (i)    The Agreement for the Trust for Maytag Corporation Non-Qualified Deferred Compensation Plans dated as of October 1, 2003 (the "Trust Agreement"), by and between the Company and KeyBank National Association, and each Plan (as such term is defined in the Trust Agreement) has been amended to provide that no funding shall be required in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

        (j)    Except for any items that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, (i) all Non-U.S. Benefit Plans have been maintained in accordance with their terms and all applicable legal requirements, (ii) if any Non-U.S. Benefit Plan is intended to qualify for special tax treatment, such Non-U.S. Benefit Plan meets all requirements for such treatment, and (iii) the fair market value of the assets of each Non-U.S. Benefit Plan required to be funded, the liability of each insurer for any Non-U.S. Benefit Plan required to be funded, and the book reserve established for any Non-U.S. Benefit Plan, together with any accrued contributions, is sufficient to provide for the accrued benefit obligations under each Non-U.S. Benefit Plan.

        SECTION 3.12.    Litigation.    There are no suits, actions or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary (and the Company is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect, nor are there any Judgments outstanding against the Company or any Company Subsidiary that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

        SECTION 3.13.    Compliance with Applicable Laws.    The Company and the Company Subsidiaries and their relevant personnel and operations are in compliance with all applicable Laws, including those relating to occupational health and safety, except for such failure to be in compliance as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received any written communication during the past two years from a Governmental Entity that alleges that the Company or a Company Subsidiary is not in compliance in any material respect with any applicable Law, except for such failure to be in compliance as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company and the Company Subsidiaries have in effect all permits, licenses, variances, exemptions, authorizations, operating certificates, franchises, orders and approvals of all Governmental Entities (collectively, "Permits"), necessary or advisable for them to own, lease or operate their properties and assets and to carry on their businesses as now conducted, except for such Permits the absence of which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, and there has occurred no violation of, default (with or without the lapse of time or the giving of notice, or both) under, or event giving to others any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any such Permit, except for any such violations, defaults or events that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. There is no event which, to the knowledge of the Company, would reasonably be expected to result in the revocation, cancellation, non-renewal or adverse modification of any such Permit, except for any such events that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. This Section 3.13 does not relate to matters with respect to Taxes, which are the subject of Section 3.09.

        SECTION 3.14.    Labor Matters.    Since January 1, 2004, neither the Company nor any Company Subsidiary has experienced any material labor strikes, union organization attempts, requests for representation, work slowdowns or stoppages or disputes due to labor disagreements, and to the knowledge of the Company there is currently no such action threatened against or affecting the Company or any Company Subsidiary. The Company and the Company Subsidiaries are each, and since January 1, 2002 have each been, in compliance with all applicable Laws with respect to labor relations, employment and employment practices, terms and conditions of employment and wages and hours, human rights, pay equity and workers compensation, except to the extent that the failure to comply with any such Law, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, and is not, and since January 1, 2002 has not, engaged in any unfair labor practice that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. There is no unfair labor practice charge or complaint against the Company or any Company Subsidiary pending or, to the knowledge of the Company, threatened, in each case, before the National Labor Relations Board or any comparable Federal, state, provincial or foreign agency or authority, except for any such charges or complaints that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. No grievance or arbitration proceeding arising out of a collective bargaining agreement is pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary, except for any such grievances or proceedings that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        SECTION 3.15.    Environmental Matters.

        (a)   Except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the Company and each of the Company Subsidiaries are, and have been, in compliance with all Environmental Laws, and neither the Company nor any of the Company Subsidiaries has received any written communication from a Governmental Entity that alleges that the Company or any of the Company Subsidiaries is in violation of, or has liability under, any Environmental Law.

        (b)   (i) The Company and each of the Company Subsidiaries have obtained and are in compliance with all material permits, licenses and governmental authorizations pursuant to Environmental Law (collectively "Environmental Permits") necessary for their operations as presently conducted, (ii) all such Environmental Permits are valid and in good standing and (iii) since January 1, 2003, neither the Company nor any of the Company Subsidiaries has been advised in writing by any Governmental Entity of any actual or potential change in the status or terms and conditions of any Environmental Permit.

        (c)   Except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, there are no Environmental Claims pending or, to the knowledge of the Company, threatened, against the Company or any of the Company Subsidiaries.

        (d)   Except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries has entered into or agreed to, or is otherwise subject to, any Judgment relating to any Environmental Law or to the investigation or remediation of Hazardous Materials.

        (e)   Except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, there has been no treatment, storage or Release of any Hazardous Material that would reasonably be expected to form the basis of any Environmental Claim against the Company or any of the Company Subsidiaries or against any person whose liabilities for such Environmental Claims the Company or any of the Company Subsidiaries has, or may have, retained or assumed, either contractually or by operation of law.

        (f)    There are no underground storage tanks at, on, under or about (i) any manufacturing facility owned, operated or leased by the Company or any Company Subsidiary, (ii) any other property owned by the Company or any Company Subsidiary or (iii) to the knowledge of the Company, any other property leased or operated by the Company or any Company Subsidiary.

        (g)   To the knowledge of the Company, any asbestos-containing material that is at, under or about property owned, operated or leased by the Company or any Company Subsidiary is non-friable or encapsulated and in good condition according to the generally accepted standards and practices governing such material, and its presence or condition does not violate or otherwise require abatement or removal pursuant to any applicable Environmental Law.

        (h)   Except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company nor any of the Company Subsidiaries has retained or assumed, either contractually or by operation of law, any liabilities or obligations that would reasonably be expected to form the basis of any Environmental Claim against the Company or any of the Company Subsidiaries, and (ii) to the knowledge of the Company, no Environmental Claims are pending against any person whose liabilities for such Environmental Claims the Company or any of the Company Subsidiaries has, or may have, retained or assumed, either contractually or by operation of law.

        (i)    Definitions.    As used in this Agreement:

          (1)   "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, liens, judgments, investigations, proceedings or written notices of noncompliance or violation by or from any person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (x) the presence or Release of, or exposure to, any Hazardous Materials at any location; or (y) the failure to comply with any Environmental Law;

          (2)   "Environmental Laws" means all applicable Federal, state, local and foreign laws, rules, regulations, orders, decrees, judgments, legally binding agreements or Environmental Permits issued, promulgated or entered into by or with any Governmental Entity, relating to pollution, natural resources or protection of endangered or threatened species, human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata);

          (3)   "Hazardous Materials" means (x) any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls; and (y) any other chemical, material, substance or waste that in relevant form or concentration is prohibited, limited or regulated under any Environmental Law; and

          (4)   "Release" means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

        SECTION 3.16.    Intellectual Property.    The Company and the Company Subsidiaries own, or are validly licensed or otherwise have the right to use, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights, domain names and other proprietary intellectual property rights and computer programs (collectively, "Intellectual Property Rights") which are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole. No claims are pending or, to the knowledge of the Company, threatened that the Company or any Company Subsidiary is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right, except for any such claims that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, no person is infringing the rights of the Company or any Company Subsidiary with respect to any Intellectual Property Right, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        SECTION 3.17.    Brokers; Schedule of Fees and Expenses.    No broker, investment banker, financial advisor or other person, other than Lazard Frères & Co. LLC ("Lazard"), the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Company. The Company has furnished to Parent a true and complete copy of all agreements between the Company and Lazard relating to the Merger and the other Transactions.

        SECTION 3.18.    Opinion of Financial Advisor.    The Company has received the opinion of Lazard, dated the date of this Agreement, to the effect that, as of such date, the consideration to be received in the Merger by the holders of the Company Common Stock is fair from a financial point of view to such holders, a signed copy of which opinion shall be delivered to Parent as soon as reasonably practicable following the date of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

        Parent and Sub, jointly and severally, represent and warrant to the Company that:

        SECTION 4.01.    Organization, Standing and Power.    Each of Parent and Sub (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, other than defects in such organization, existence or good standing that, individually and in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, and (b) has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such corporate power and authority, franchises, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

        SECTION 4.02.    Sub; Equity Interests.    (a) Since the date of its incorporation, neither Parent nor Sub has carried on any business, conducted any operations or incurred any obligations or liabilities other than (i) the execution of this Agreement and (A) in the case of Parent, the Equity Commitment Letters and (B) in the case of Sub, the Debt Commitment Letter and the other agreements referred to therein, (ii) the performance of its obligations hereunder and thereunder, and (iii) matters ancillary hereto and thereto.

        (b)   The authorized capital stock of Sub consists of 1,000 shares of common stock, par value $1.00 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien.

        (c)   As of the date of this Agreement, neither Parent nor Sub owns any shares of Company Common Stock. None of Parent or any of its affiliates is (i) an "interested stockholder" (as defined in Section 203 of the DGCL) of the Company or (ii) an "Interested Shareholder" or an "Affiliate" of an Interested Shareholder (as each such term is defined in Article Eleventh of the Company Charter).

        (d)   For purposes of the Notification and Report Form to be filed under the HSR Act in connection with the Merger, Parent is its own ultimate parent entity. To the knowledge of Parent, Ripplewood Partners II, L.P. does not have any controlled affiliate that receives a material amount of its revenues from the production of home and commercial appliances of the type produced by the Company.

        SECTION 4.03.    Authority; Execution and Delivery; Enforceability.    Each of Parent and Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Merger and the other Transactions to be performed or consummated by Parent or Sub, as the case may be. The execution and delivery by each of Parent and Sub of this Agreement and the consummation by it of the Merger and the other Transactions to be performed or consummated by Parent or Sub, as the case may be, have been duly authorized by all necessary corporate action on the part of Parent and Sub. Parent, as sole stockholder of Sub, shall adopt this Agreement as soon as reasonably practicable following its execution. Each of Parent and Sub has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general equity principles.

        SECTION 4.04.    No Conflicts; Consents.    (a) The execution and delivery by each of Parent and Sub of this Agreement, do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without the lapse of time or the giving of notice, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Parent or any of its subsidiaries under, any provision of (i) the charter or organizational documents of Parent or any of its subsidiaries, (ii) any Contract to which Parent or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 4.04(b), any Judgment or Law applicable to Parent or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

        (b)   No Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Parent or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under the HSR Act, (ii) any additional consents and filings under any foreign Antitrust Law (including, if applicable, the Competition Act (Canada)) or under the Investment Canada Act (Canada), (iii) the filing with the SEC of such reports under, or other applicable requirements of, the Exchange Act, as may be required in connection with this Agreement, the Merger and the other Transactions, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (v) compliance with and such filings as may be required under applicable Environmental Laws, (vi) such filings as may be required in connection with the Taxes described in Section 6.09, (vii) filings under any applicable state takeover Law, (viii) such of the foregoing as may be required in connection with the Debt Financing and (ix) such other items that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

        SECTION 4.05.    Information Supplied.    None of the information supplied or to be supplied by Parent or Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company's stockholders or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        SECTION 4.06.    Brokers.    No broker, investment banker, financial advisor or other person, other than Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Deutsche Bank Securities Inc., any fees and expenses of which will be paid by Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of Parent.

        SECTION 4.07.    Financing.    (a) Sub has received and accepted and agreed to a commitment letter dated May 19, 2005 (the "Debt Commitment Letter") from the lenders party thereto (collectively, the "Lenders") relating to the commitment of the Lender to provide the debt financing required to consummate the Merger on the terms contemplated by this Agreement, to refinance certain existing indebtedness of the Company and to pay related fees and expenses. The debt financing required to consummate the Merger, to refinance certain existing indebtedness of the Company and to pay related fees and expenses is collectively referred to in this Agreement as the "Debt Financing".

        (b)   Sub has received and accepted and agreed to commitment letters dated May 19, 2005 (the "Equity Commitment Letters" and, together with the Debt Commitment Letter, the "Commitment Letters") from certain persons (collectively, the "Equity Investors") relating to the commitment of the Equity Investors to provide the cash equity required to consummate the Merger on the terms contemplated by this Agreement, to refinance certain existing indebtedness of the Company and to pay related fees and expenses. The cash equity required to consummate the Merger, to refinance certain existing indebtedness of the Company and to pay related fees and expenses is collectively referred to in this Agreement as the "Cash Equity" (the Cash Equity, together with the Debt Financing, is collectively referred to as the "Financing"). Complete and correct copies of the executed Commitment Letters have been provided to the Company.

        (c)   Subject to its terms and conditions, the Financing, when funded in accordance with the Commitment Letters, shall provide Sub with acquisition financing at the Effective Time sufficient to consummate the Merger on the terms contemplated by this Agreement, to refinance certain existing indebtedness of the Company and to pay related fees and expenses.

        (d)   As of the date of this Agreement, the Commitment Letters are valid, binding and in full force and effect and no event within the direct control of Parent or Sub has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a default or breach or an incurable failure to satisfy a condition precedent on the part of Parent or Sub under the terms and conditions of the Commitment Letters, other than any such default or breach that has been waived by the Lenders or the applicable Equity Investor, as the case may be, or otherwise cured in a timely manner by Parent or Sub to the satisfaction of the Lenders or such Equity Investor, as the case may be. As of the date of this Agreement, Parent or Sub has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement.

        SECTION 4.08.    Solvency.    Assuming that the statements in the following clauses (a) through (d) are true and correct with respect to the Company and the Company Subsidiaries, on a consolidated basis, immediately prior to the Effective Time without reference to the transactions contemplated hereby and the indebtedness to be incurred in connection therewith or the manner in which Parent and Sub propose to conduct the business of the Surviving Corporation and its subsidiaries after the Effective Time, immediately after the Effective Time (a) the fair value of the assets of the Surviving Corporation and its subsidiaries, on a consolidated basis, shall exceed the amount of all liabilities of the Surviving Corporation and its subsidiaries, on a consolidated basis, contingent or otherwise, (b) the present fair saleable value of the assets of the Surviving Corporation and its subsidiaries, on a consolidated basis, shall be greater than the amount that shall be required to pay the probable liability of the Surviving Corporation and its subsidiaries, on a consolidated basis, on their debts and other liabilities as such debts and other liabilities become absolute and matured, (c) the Surviving Corporation and its subsidiaries, on a consolidated basis, shall not have an unreasonably small amount of capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Effective Time and (d) the Surviving Corporation and its subsidiaries, on a consolidated basis, shall be able to pay their debts and other liabilities as such debts and other liabilities become absolute and matured.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

        SECTION 5.01.    Conduct of Business.    (a) Conduct of Business by the Company. Except for matters set forth in Section 5.01(a) of the Company Disclosure Letter or otherwise expressly permitted by this Agreement, from the date of this Agreement to the Effective Time the Company shall, and shall cause each Company Subsidiary to, conduct its business in the ordinary course in substantially the same manner as previously conducted and, to the extent consistent therewith, use commercially reasonable best efforts to preserve intact its current business organization, keep available the services of its current officers and employees and keep its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them. In addition, and without limiting the generality of the foregoing, except for matters set forth in Section 5.01(a) of the Company Disclosure Letter or otherwise expressly permitted by this Agreement or required in connection with the Debt Financing, from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit any Company Subsidiary to, do any of the following without the prior written consent of Parent:

          (i)    (A) declare, set aside or pay any dividends on, or make any other distributions in respect of (in each case, whether in cash, stock or property), any of its capital stock, other than (1) dividends and distributions by a direct or indirect wholly owned Company Subsidiary to its parent and (2) quarterly cash dividends with respect to the Company Common Stock not in excess of $0.09 per share, with usual declaration, record and payment dates, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, other than any such issuance by a direct or indirect wholly owned Company Subsidiary to its parent, or (C) purchase, redeem or otherwise acquire any (1) shares of capital stock of the Company or any Company Subsidiary, (2) any other securities thereof or any rights, warrants or options to acquire any such shares or other securities or (3) any options, warrants, rights, securities, units, commitments, contracts, arrangements or undertakings of any kind that give any person the right to receive any economic benefit and rights accruing to holders of capital stock of the Company or any Company Subsidiary;

          (ii)   issue, deliver, sell or grant (A) any shares of its capital stock, (B) any Voting Company Debt or other voting securities, (C) any securities convertible into or exchangeable for, or any options, warrants or rights to acquire, any such shares, Voting Company Debt, voting securities or convertible or exchangeable securities, (D) any "phantom" stock, "phantom" stock rights, stock appreciation rights or stock-based performance units or (E) any options, warrants, rights, securities, units, commitments, Contracts, arrangements or undertakings of any kind that give any person the right to receive any economic benefits and rights accruing to holders of capital stock of the Company or any Company Subsidiary, other than the issuance of shares of its capital stock by a wholly owned Company Subsidiary to the Company or another wholly owned Company Subsidiary and other than the issuance of Company Common Stock (and associated Company Rights) (1) upon the exercise of Company Employee Stock Options or rights under the ESPP outstanding as of the date of this Agreement and only if and to the extent required by their terms as in effect on the date of this Agreement and (2) with respect to rights outstanding as of the date of this Agreement under restricted stock units, performance stock rights and deferred compensation plans as set forth in Section 3.03(a) of the Company Disclosure Letter and only if and to the extent required by their terms in effect on the date of this Agreement;

          (iii)  amend its certificate of incorporation, by-laws or other comparable charter or organizational documents;

          (iv)  acquire or agree to acquire (A) by merging or consolidating with, or by purchasing a substantial equity interest in or portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or (B) any assets that are material, individually or in the aggregate, to the Company and the Company Subsidiaries, taken as a whole, except (x) purchases of inventory in the ordinary course of business consistent with past practice and (y) acquisitions of assets pursuant to capital expenditures budgeted in the Company's 2005 Capital Budget set forth in Section 5.01(a) of the Company Disclosure Letter under the column entitled "March (3+9) Forecast";

          (v)   except as required under applicable Law or the terms of any plan or agreement in effect on the date of this Agreement, (A) grant to any Participant any loan or increase in compensation, except for any such increase in compensation made in the ordinary course of business consistent with past practice and made to any Participant that is not a Primary Company Executive, (B) grant to any Participant any increase in severance, change in control or termination pay or benefits, or pay any bonus to any Participant, except for bonuses paid to Participants (other than Excluded Participants) in the ordinary course of business consistent with past practice, (C) enter into any employment, change in control, loan, retention, consulting, indemnification, severance, termination or similar agreement with any Participant, except (x) in the ordinary course of business consistent with past practice in connection with new hires to replace departed key employees, (y) in the ordinary course of business consistent with past practice in connection with promotions made in the ordinary course of business consistent with past practice (except, in the case of clauses (x) and (y), any change in control agreements) and (z) for severance arrangements entered into with Participants (other than Excluded Participants) in the ordinary course of business consistent with past practice after consultation in good faith with Parent, (D) take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan or Company Benefit Agreement, (E) establish, adopt, enter into, terminate or amend any collective bargaining agreement or other labor union Contract, Company Benefit Plan or Company Benefit Agreement, (F) pay or provide to any Participant any benefit not provided for under a Company Benefit Plan or Company Benefit Agreement as in effect on the date hereof other than the payment of base compensation, severance (but only to the extent that such severance is paid (x) after consultation in good faith with Parent and (y) to Participants other than Excluded Participants) and bonuses not otherwise prohibited by clause (B) of this Section 5.01(a)(v), in each case, in the ordinary course of business consistent with past practice, (G) grant any incentive awards under any Company Benefit Plan (including the grant of Company Employee Stock Options, stock appreciation rights, performance units, performance shares, restricted stock, stock purchase rights or other stock-based or stock-related awards or the removal or modification of existing restrictions in any Contract, Company Benefit Plan or Company Benefit Agreement on incentive awards made thereunder), or (H) take any action to accelerate any material rights or benefits, including vesting and payment, under any collective bargaining agreement, Company Benefit Plan or Company Benefit Agreement (for the avoidance of doubt, under no circumstances shall any voluntary contributions to the US Pension Plan not prohibited by Section 5.01(a)(xiii) be deemed prohibited under this Section 5.01(a)(v) or under any other sub-clause of this Section 5.01(a));

          (vi)  make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except insofar as may have been required by a change in GAAP;

          (vii) sell, lease (as lessor), license or otherwise dispose of or subject to any Lien any material properties or assets, except pursuant to contracts or agreements in effect as of the date of this Agreement and sales of inventory and excess or obsolete assets in the ordinary course of business consistent with past practice;

          (viii) (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person (other than any such indebtedness or guarantees among the Company and the direct or indirect wholly owned Company Subsidiaries or among the direct and indirect wholly owned Company Subsidiaries), issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Company Subsidiary, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for short-term borrowings (1) incurred in the ordinary course of business consistent with past practice or (2) for working capital purposes; or (B) make any loans, advances or capital contributions to, or investments in, any other person, other than to or in the Company or any direct or indirect wholly owned Company Subsidiary;

          (ix)  make or agree to make any capital expenditures other than those capital expenditures budgeted in the Company's 2005 Capital Budget set forth in Section 5.01(a) of the Company Disclosure Letter under the column entitled "March (3+9) Forecast";

          (x)   make or change any material Tax election or settle or compromise any material Tax liability or refund, other than in the ordinary course of business consistent with past practice or as required by applicable Law;

          (xi)  (A) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Filed Company SEC Documents or incurred in the ordinary course of business consistent with past practice, (B) cancel any material indebtedness (individually or in the aggregate) or waive any claims or rights of substantial value, (C) waive the benefits of, or agree to modify in any manner, any confidentiality or similar agreement (excluding any standstill provision in any such agreement in effect as of the date of this Agreement) to which the Company or any Company Subsidiary is a party or (D) waive the benefits of, or agree to modify in any manner, any standstill agreement in effect as of the date of this Agreement to which the Company or any Company Subsidiary is a party;

          (xii) permit any insurance policy or arrangement naming or providing for it as a beneficiary or a loss payable payee to be canceled or terminated (unless such policy or arrangement is canceled or terminated in the ordinary course of business and concurrently replaced with a policy or arrangement with substantially similar coverage) or materially impaired;

          (xiii)   other than (x) minimum contributions to the US Pension Plan required to be made under Section 412 of the Code and (y) additional contributions to the US Pension Plan in the minimum amount necessary to satisfy the PBGC Variable Rate Premium exemption described in PBGC Regulations Section 4006.5(a)(5) (which additional contributions under this clause (y) shall not be made (1) prior to September 1, 2005 or (2) without first consulting in good faith with Parent, on or after September 1, 2005), make any contributions to the US Pension Plan (A) prior to September 1, 2005 or (B) without first discussing in good faith with Parent and giving Parent the opportunity to offer an alternative course of action (it being understood, for the avoidance of doubt, that the final determination as to whether to make such contributions on or after September 1, 2005 shall be made by the Company in its sole discretion), on or after September 1, 2005, provided that, in respect of any contribution made to the US Pension Plan pursuant to this clause (B), the aggregate amount of such contribution shall not exceed the excess of $100,000,000 over the aggregate amount of all contributions made to the US Pension Plan since January 1, 2005 (including, for the avoidance of doubt, all contributions made in 2005 previously or contemporaneously pursuant to clauses (x) and (y) of this Section 5.01(a)(xiii)); or

          (xiv)   authorize any of, or commit or agree to take any of, the foregoing actions.

For the purposes of this Section 5.01(a), "Excluded Participants" shall mean those Participants (1) listed in Items 1 and 2 of Section 3.10(b) of the Company Disclosure Letter or (2) that are otherwise employed with the Company at the level of director or at any more-senior level of employment.

        (b)   Other Actions.    The Company shall not, and shall not permit any of the Company Subsidiaries to, take any action that would reasonably be expected to result in any condition to the Merger set forth in Article VII not being satisfied.

        (c)   Advice of Changes.    The Company shall promptly advise Parent orally and in writing of any event, change, effect, development, condition or occurrence that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

        (d)   Consultation.    In connection with the continuing operation of the business of the Company and the Company Subsidiaries between the date of this Agreement and the Effective Time, the Company shall use reasonable efforts to consult in good faith on a regular basis with the representatives of Parent to report material operational developments and the general status of ongoing operations pursuant to procedures reasonably requested in writing by Parent or its representatives; provided that the consultation required by this Section 5.01(d) shall be conducted in a manner so as not to disrupt in any material respect the business of the Company and the Company Subsidiaries. Parent and Sub acknowledge that neither Parent nor Sub shall have any approval rights under this Section 5.01(d). The Company acknowledges that any such consultation shall not constitute a waiver by either Parent or Sub of any rights it may have under this Agreement and that neither Parent nor Sub shall have any liability or responsibility for any actions of the Company, any Company Subsidiary or any of their respective directors or officers with respect to matters that are the subject of such consultations.

        SECTION 5.02.    No Solicitation.    (a) During the period beginning on the date of this Agreement and continuing until 12:01 a.m. (EST) on June 18, 2005 (the "Solicitation Period End Date"), the Company and any officer, director or employee of, or any investment banker, attorney or other advisor or representative (collectively, "Representatives") of, the Company or any Company Subsidiary shall be permitted to (i) directly or indirectly solicit, initiate or encourage the submission of a Company Takeover Proposal and (ii) directly or indirectly participate in discussions or negotiations regarding, and furnish to any person information with respect to, and take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a Company Takeover Proposal; provided, however, that (A) the Company shall not, nor shall it authorize or permit any Company Subsidiary to, nor shall it authorize or permit any Representative of the Company or any Company Subsidiary to, provide to any person any non-public information (other than any immaterial non-public information) with respect to the Company or any Company Subsidiary without first entering into a customary confidentiality agreement with such person that is not less restrictive of the other party than the Confidentiality Agreement (excluding the provisions of the eleventh paragraph thereof) and (B) the Company shall promptly provide to Parent any non-public information concerning the Company or any Company Subsidiary that is provided to such person or its Representatives which was not previously provided to Parent.

        (b)   Subject to Section 5.02(c), from the Solicitation Period End Date until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, the Company shall not, nor shall it authorize or permit any Company Subsidiary to, and the Company shall direct and use its reasonable best efforts to cause the Representatives of the Company or any Company Subsidiary not to, (i) directly or indirectly solicit, initiate or encourage the submission of any Company Takeover Proposal, (ii) enter into any agreement with respect to any Company Takeover Proposal or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Company Takeover Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of the Company or any Company Subsidiary, whether or not such person is purporting to act on behalf of the Company or any Company Subsidiary or otherwise, shall be deemed to be a breach of this Section 5.02(b) by the Company. Subject to

Section 5.02(c), on the Solicitation Period End Date, the Company shall immediately cease and cause to be terminated any existing solicitation, encouragement, discussion, negotiation or other action permitted by Section 5.02(a) conducted by the Company, any Company Subsidiary or any of their respective Representatives with respect to a Company Takeover Proposal.

        (c)   Notwithstanding anything to the contrary in Section 5.02(b), from the Solicitation Period End Date and prior to the receipt of the Company Stockholder Approval, the Company may, in response to an unsolicited Company Takeover Proposal which did not result from a breach of Section 5.02(b), or a solicited Company Takeover Proposal which did not result from a breach of Section 5.02(a), and which, in either case, the Company Board determines, in good faith, after consultation with outside counsel and financial advisors, may reasonably be expected to lead to a transaction (i) more favorable from a financial point of view to the holders of Company Common Stock than the Merger, taking into account all the terms and conditions of such proposal, and this Agreement (including any amendment to the terms of this Agreement and the Merger in effect as of the date of such determination) and (ii) that is reasonably capable of being completed, taking into account all financial, regulatory, legal and other aspects of such proposal, and subject to compliance with Section 5.02(e), (x) furnish information with respect to the Company and the Company Subsidiaries to the person making such Company Takeover Proposal and its Representatives pursuant to a customary confidentiality agreement not less restrictive of the other party than the Confidentiality Agreement (excluding the provisions of the eleventh paragraph thereof) and (y) participate in discussions or negotiations with such person and its Representatives regarding any Company Takeover Proposal; provided, however, that the Company shall promptly provide to Parent any non-public information concerning the Company or any Company Subsidiary that is provided to the person making such Company Takeover Proposal or its Representatives which was not previously provided to Parent.

        (d)   Subject to Section 8.01(e), neither the Company Board nor any committee thereof shall (i) withdraw or modify in a manner adverse to Parent or Sub, or publicly propose to withdraw or modify in a manner adverse to Parent or Sub, the approval or recommendation by the Company Board or any such committee of this Agreement or the Merger, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Company Takeover Proposal or (iii) approve or recommend, or publicly propose to approve or recommend, any Company Takeover Proposal. Notwithstanding the foregoing, if, prior to receipt of the Company Stockholder Approval, the Company Board determines in good faith, after consultation with outside counsel, that failure to so withdraw or modify its recommendation of the Merger and this Agreement would be inconsistent with the Company Board's exercise of its fiduciary duties, the Company Board or any committee thereof may withdraw or modify its recommendation of the Merger and this Agreement.

        (e)   The Company promptly shall advise Parent orally and in writing of any Company Takeover Proposal or, following the Solicitation Period End Date, any inquiry with respect to or that would reasonably be expected to lead to any Company Takeover Proposal, the identity of the person making any such Company Takeover Proposal or inquiry and the material terms of any such Company Takeover Proposal or inquiry. The Company shall keep Parent reasonably informed of the status (including any change to the terms thereof) of any such Company Takeover Proposal or inquiry.

        (f)    Nothing contained in this Section 5.02 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any required disclosure to the Company's stockholders if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable Law.

        (g)   For purposes of this Agreement:

        "Company Takeover Proposal" means (i) any proposal or offer for a merger, consolidation, dissolution, recapitalization or other business combination involving the Company, (ii) any proposal for the issuance by the Company of over 20% of its equity securities as consideration for the assets or securities of another person or (iii) any proposal or offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of the Company, in each case other than the Merger.

        "Superior Company Proposal" means any proposal made by a third party to acquire all or substantially all the equity securities or assets of the Company, pursuant to a tender or exchange offer, a merger, a consolidation, a liquidation or dissolution, a recapitalization, a sale of all or substantially all its assets or otherwise, (i) on terms which the Company Board determines in good faith, after consultation with the Company's outside legal counsel and financial advisors, to be more favorable from a financial point of view to the holders of Company Common Stock than the Merger, taking into account all the terms and conditions of such proposal, and this Agreement (including any proposal by Parent to amend the terms of this Agreement and the Merger) and (ii) that is reasonably capable of being completed, taking into account all financial, regulatory, legal and other aspects of such proposal; provided that the Company Board shall not so determine that any such proposal is a Superior Company Proposal prior to the time that is 48 hours after the time at which the Company has complied in all material respects with Section 5.02(e) with respect to such proposal.

ARTICLE VI

ADDITIONAL AGREEMENTS

        SECTION 6.01.    Preparation of Proxy Statement; Stockholders Meeting.    (a) The Company shall, as soon as reasonably practicable following the date of this Agreement, prepare and file with the SEC the Proxy Statement in preliminary form, and each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. The Company shall notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time prior to receipt of the Company Stockholder Approval there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly prepare and, if required by the SEC, mail to its stockholders such amendment or supplement. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after filing with or, if necessary, clearance from the SEC. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on such document or response and (ii) shall include in such document or response all reasonable comments proposed by Parent.

        (b)   The Company shall, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders Meeting") for the purpose of seeking the Company Stockholder Approval. The Company shall, through the Company Board, recommend to its stockholders that they give the Company Stockholder Approval, except to the extent that the Company Board shall have withdrawn or modified its recommendation of this Agreement or the Merger as permitted by Section 5.02(d). Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to the first sentence of this Section 6.01(b) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Company Takeover Proposal or (ii) the withdrawal or modification by the Company Board of its recommendation of this Agreement or the Merger.

        SECTION 6.02.    Access to Information; Confidentiality.    The Company shall, and shall cause each of the Company Subsidiaries to, afford to Parent, and to Parent's officers, employees, accountants, counsel, financial advisors and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to all their respective properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of the Company Subsidiaries to, furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request. All information exchanged pursuant to this Section 6.02 shall be subject to the confidentiality agreement dated September 27, 2004 between the Company and Ripplewood Holdings L.L.C. (the "Confidentiality Agreement").

        SECTION 6.03.    Reasonable Best Efforts; Notification.    (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions (other than the Financing), including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary Consents or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have vacated or reversed any decree, order or judgment entered by any court or other Governmental Entity that would restrain, prevent or delay the Closing and (iv) the execution and delivery of any additional instruments necessary to consummate the Transactions (other than the Financing) and to fully carry out the purposes of this Agreement. In connection with and without limiting the foregoing, the Company and the Company Board shall (i) use their reasonable best efforts to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to any Transaction or this Agreement and (ii) if any state takeover statute or similar statute or regulation becomes applicable to this Agreement, use their reasonable best efforts to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other Transactions. Parent and Sub shall use their reasonable best efforts to obtain the proceeds of the Financing on the terms and conditions described in the Commitment Letters, including using reasonable best efforts to (A) negotiate definitive agreements with respect to the Debt Financing consistent with the terms and conditions contained therein and (B) satisfy on a timely basis all conditions in such definitive agreements the satisfaction of which are within the control of Parent or Sub. Parent and Sub shall use their reasonable best efforts to comply with their respective obligations, and enforce their respective rights, under the Commitment Letters. Parent shall give the Company prompt notice of any material breach by any party to the Commitment Letters of which Parent has become aware or any termination of the Commitment Letters. Parent shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its efforts to obtain the proceeds of the Financing and shall not permit any amendment or modification to, or any waiver of any material provision or remedy under, the Commitment Letters if such amendment, modification, waiver or remedy (x) reduces the aggregate amount of the Financing, (y) amends the conditions to the drawdown of the Financing or (z) is adverse to the interests of the Company, in each case, in any material respect. The Company shall also use reasonable best efforts to assist and cooperate with Parent and Sub in connection with their efforts to obtain the proceeds of the Debt Financing, including providing reasonably required information relating to the Company and the Company Subsidiaries to the financial institution or institutions providing the Debt Financing and executing and delivering, and causing the Company Subsidiaries to execute and deliver, customary certificates, legal opinions (which may be reasoned, if counsel reasonably believes it cannot give the opinion otherwise) or other documents and instruments relating to guarantees, the pledge of collateral and other matters ancillary to the Debt Financing as may be reasonably requested by Parent in connection with the Debt Financing; provided, however, that no obligation of the Company or any Company Subsidiary under any such certificate, document or instrument shall be effective until the Effective Time and none of the Company or any Company Subsidiary shall be required to pay any commitment or other similar fee or incur any other liability in connection with the Debt Financing prior to the Effective Time. Subject to applicable Law relating to the exchange of information, the Company and Parent and their respective counsel shall have the right to review in advance, and to the extent practicable each shall consult the other on, any filing made with, or written materials submitted to, any Governmental Entity in connection with the Merger and the other Transactions. The Company and Parent shall provide the other party and its counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the Merger or the other Transactions.

        (b)   The Company shall give prompt notice to Parent, and Parent or Sub shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

        (c)   As soon as reasonably practicable following the execution of this Agreement, Parent, in its capacity as the sole stockholder of Sub, shall adopt this Agreement.

        (d)   In the event that the Closing shall occur, simultaneously with the Closing, Parent shall cause the Company or the Surviving Corporation to repay in full (i) any Obligations (as such term is defined in the Loan and Security Agreement dated as of October 31, 2002 (as amended, the "Loan Agreement"), among the Company, the Company Subsidiaries, Bank of America, National Association, as administrative agent, and the other lenders named therein) outstanding under the Loan Agreement and (ii) any obligations outstanding under the ABL Facility (as such term is defined in Section 5.01(a) of the Company Disclosure Letter), in each case, to the extent required to avoid a default thereunder (it being understood and agreed that, if the aggregate of such Obligations and obligations exceed a certain amount, the Closing may not occur as a result of the terms and conditions of the Debt Commitment Letter not being satisfied, in which case Parent shall have no obligations under this Section 6.03(d)).

        SECTION 6.04.    Stock Options; ESPP.    (a) Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plans) shall adopt such resolutions as shall provide for the following:

          (i)    adjust the terms of all outstanding Company Employee Stock Options, whether vested or unvested, to provide that the Company Employee Stock Options outstanding immediately prior to the Effective Time shall, as of the Effective Time, become fully vested and exercisable solely for the right to receive cash in an amount equal to the Merger Consideration; and

          (ii)   make such other changes to the Company Stock Plans as the Company and Parent may agree are appropriate to give effect to the Transactions.

        (b)   As soon as practicable following the date of this Agreement, the Company Board (or, if appropriate, any committee of the Company Board administering the ESPP), shall adopt such resolutions or take such other actions as may be required to provide that with respect to the ESPP, (i) participants may not increase their payroll deductions or purchase elections from those in effect on the date of this Agreement and (ii) no purchase period shall be commenced after the date of this Agreement.

        (c)   All amounts payable to holders of the Company Employee Stock Options pursuant to Section 6.04(a) shall be subject to any required withholding of Taxes and shall be paid without interest as soon as practicable following the Effective Time.

        (d)   In this Agreement:

        "Company Employee Stock Option" means any option to purchase Company Common Stock (exclusive of rights under the ESPP) granted under the Company Stock Plans or otherwise.

        "Company SAR" means any stock appreciation right linked to the price of Company Common Stock and granted under the Company Stock Plans or otherwise.

        "Company Stock Plans" mean the 2002 Employee and Director Stock Incentive Plan, the 1998 Non-Employee Directors' Stock Option Plan, the 2000 Employee Stock Incentive Plan, the 1996 Employee Stock Incentive Plan, the 1992 Stock Option Plan for Executives and Key Employees, the 1989 Stock Option Plan for Non-Employee Directors and the ESPP.

        "ESPP" means the Company's Employee Discount Stock Purchase Plan.

        SECTION 6.05.    Benefit Plans.    (a) Subject to all applicable collective bargaining agreements, from the Effective Time through December 31, 2005, except as set forth below, Parent shall either (A) maintain or cause the Surviving Corporation to maintain the Company Benefit Plans (other than plans providing for the issuance of Company Common Stock or based on the value of Company Common Stock) at the benefit levels in effect on the date of this Agreement or (B) provide or cause the Surviving Corporation to provide to employees of the Company and the Company Subsidiaries who remain employed by the Surviving Corporation and its subsidiaries benefits (other than benefits under plans providing for the issuance of Company Common Stock or based on the value of Company Common Stock) that, taken as a whole, are comparable in the aggregate to those provided to such employees immediately prior to the Effective Time (it being understood and agreed that modifications to Company Benefit Plans that have been announced to participants or planned and otherwise disclosed to Parent but not yet implemented as of the Effective Time shall be taken into account for purposes of the foregoing). Without limiting the foregoing, Parent agrees that, with respect to service through December 31, 2005, it shall, or shall cause the Surviving Corporation to, maintain the employer matching contribution component of the Maytag Corporation Salary Savings Plan without reduction; provided, however, that such employer matching contributions shall be made in cash following the Effective Time. Parent and the Company agree and acknowledge that consummation of the Transactions shall constitute a "change of control" for purposes of each applicable Company Benefit Plan and Company Benefit Agreement. Nothing herein shall be construed to prohibit Parent or the Surviving Corporation from amending or terminating any Company Benefit Plan in accordance with the terms thereof and with applicable Law, so long as they comply with the requirements of this Section 6.05.

        (b)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, honor in accordance with their respective terms (as in effect on the date of this Agreement), all the Company Benefit Plans and Company Benefit Agreements disclosed in Sections 3.10(b) and 3.11(a) of the Company Disclosure Letter (subject, in each case, to the right of Parent or the Surviving Corporation to amend or terminate any Company Benefit Plan or Company Benefit Agreement in accordance with the terms thereof and with applicable Law). For purposes of eligibility, vesting and benefit accrual (other than benefit accrual under defined benefit pension plans) under the employee benefit plans of Parent and its subsidiaries providing benefits after the Effective Time to any employee of the Company or any Company Subsidiary immediately prior to the Effective Time (all such plans, collectively, the "New Plans"), each such employee shall be credited with all years of service for which such employee was credited before the Effective Time under any comparable Company Benefit Plans, except where such crediting would lead to a duplication of benefits. In addition and without limiting the generality of the foregoing, (i) Parent shall use its commercially reasonable efforts to cause each employee of the Company or any Company Subsidiary immediately prior to the Effective Time to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent coverage under any such New Plan replaces coverage under a comparable Company Benefit Plan in which such employee participated immediately prior to the Effective Time (all such plans, collectively, the "Old Plans"), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any such employee, Parent shall use its commercially reasonable efforts to cause all pre-existing condition exclusions, limitations and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependent (to the extent such exclusions, limitations and actively-at-work requirements were waived or satisfied as of the Effective Time under the corresponding Old Plan) and (iii) all deductibles, coinsurance and maximum out-of-pocket expenses incurred by such employee and his or her covered dependents under any Old Plan during the portion of the plan year of such Old Plan ending on the date such employee's participation in the corresponding New Plan begins shall be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

        (c)   Nothing contained herein shall be construed as requiring Parent or the Surviving Corporation to continue the employment of any specific person.

        (d)   The Company may provide up to $3,000,000 as a retention pool (the "Retention Pool") for the purposes of retaining the services of employees of the Company and the Company Subsidiaries ("Company Employees") who are key employees. The Chief Executive Officer of the Company shall determine, subject to approval by (i) the Company Board and (ii) Parent (in the case of (ii), such approval not to be unreasonably withheld), the Company Employees eligible to receive retention awards from the Retention Pool (each, a "Retention Bonus") and any criteria for payment of the Retention Bonus, and shall determine the final allocation of payments from the Retention Pool. Any Retention Bonus shall be intended to retain the services of the recipient through, and shall be payable (if such recipient still remains employed by the Company and the Company Subsidiaries at such time) on, the Closing Date. Notwithstanding anything to the contrary in this Section 6.05(d), no Primary Company Executive shall receive any award or payment from the Retention Pool.

        (e)   Parent shall cause the Company to continue to maintain the Company's 2005 annual bonus plans set forth in Section 6.05(e) of the Company Disclosure Letter (the "Bonus Plans") for the 2005 calendar year and to pay Company Employees the aggregate of all bonus amounts due under such Bonus Plans pursuant to the objective formulae set forth therein (including formulae approved thereunder by the Company or the Company Board, or a committee thereof, prior to the date of this Agreement and previously provided to Parent), based on the performance of the Company and its operating units, without adjusting such total for individual performance; provided, however, that Parent shall determine, in its sole discretion, the portion of such aggregate bonus amounts that may be payable to any particular Company Employee so long as such bonus amounts are fully paid in the aggregate to the Company Employees. Company performance in respect of calculations to be made under the Bonus Plans for the 2005 calendar year shall be calculated without taking into account any expenses or costs related to or arising out of the Transactions or any non-recurring charges that would not reasonably be expected to have been incurred had the Transactions not occurred.

        (f)    From the Effective Time through the first anniversary of the Effective Time, (i) Company Employees below the level of Director shall continue to participate in the Maytag Corporation Separation Pay and Benefits Plan (the "Severance Plan"), (ii) Company Employees at the levels of Director and above shall be eligible for severance benefits pursuant to the plan set forth in Section 6.05(f) of the Company Disclosure Letter and (iii) none of the Severance Plan, the Maytag Corporation Separation of Employment Plan or the plan set forth in Section 6.05(f) of the Company Disclosure Letter shall be amended in any manner adverse to the Company Employees.

        SECTION 6.06.    Indemnification.    (a) Parent shall, to the fullest extent permitted by Law, cause the Surviving Corporation to honor all the Company's obligations to indemnify the current or former directors or officers of the Company for acts or omissions by such directors and officers occurring prior to the Effective Time to the extent that such obligations of the Company exist on the date of this Agreement, whether pursuant to the Company Charter, the Company By-laws or individual indemnity agreements, and such obligations shall survive the Merger and shall continue in full force and effect in accordance with the terms of the Company Charter, the Company By-laws and such individual indemnity agreements from the Effective Time until the expiration of the applicable statute of limitations with respect to any claims against such directors or officers arising out of such acts or omissions. Parent shall, to the fullest extent permitted by Law, cause the Surviving Corporation to advance funds for expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding relating to the indemnification obligations referenced in the immediately preceding sentence in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall be ultimately determined that he or she is not entitled to the indemnification referenced in the immediately preceding sentence.

        (b)   For a period of six years after the Effective Time, Parent shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by the Company (provided that Parent may substitute therefor policies with reputable and financially sound carriers of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from or related to facts or events which occurred at or before the Effective Time; provided, however, that Parent shall not be obligated to make annual premium payments for such insurance to the extent such premiums exceed 300% of the annual premiums paid as of the date hereof by the Company for such insurance (such 300% amount, the "Maximum Premium"). If such insurance coverage cannot be obtained at all, or can only be obtained at an annual premium in excess of the Maximum Premium, Parent shall maintain the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Premium. The Company represents to Parent that the Maximum Premium is $3,696,000.

        SECTION 6.07.    Fees and Expenses.    (a) Except as provided in this Section 6.07, all fees and expenses incurred in connection with the Merger and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

        (b)   The Company shall pay to Parent a fee of $40,000,000 if: (i) Parent terminates this Agreement pursuant to Section 8.01(d); (ii) (A) after the date of this Agreement and prior to the termination of this Agreement pursuant to Article VIII, any person makes a Company Takeover Proposal or amends a Company Takeover Proposal made prior to the date of this Agreement, (B) this Agreement is terminated by either the Company or Parent pursuant to Section 8.01(b)(i) (and prior to such termination the Company shall have breached or failed to perform any of its covenants or agreements set forth in this Agreement) or 8.01(b)(iii) (but only if a Company Takeover Proposal is publicly announced at or prior to the time of the Company Stockholder Meeting) or by Parent pursuant to Section 8.01(c) and (C) within 12 months after the date of such termination the Company enters into a definitive agreement to consummate, or consummates, the transactions contemplated by a Company Takeover Proposal; or (iii) the Company terminates this Agreement pursuant to Section 8.01(e). Any fee due under this Section 6.07(b) shall be paid by wire transfer of same-day funds on the date of termination of this Agreement (except that in the case of termination pursuant to clause (ii) above, such payment shall be made on the date of execution of such definitive agreement or, if earlier, consummation of such transactions). Solely for the purposes of Section 6.07(b)(ii), the term "Company Takeover Proposal" shall have the meaning assigned to such term in Section 5.02(g), except that all references to "20%" shall be changed to "40%". The Company acknowledges that the agreements contained in this Section 6.07(b) are an integral part of the transaction contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 6.07(b), and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 6.07(b), the Company shall pay to Parent interest on the amounts set forth in this Section 6.07(b) from and including the date payment of such amount was due to but excluding the date of actual payment at the prime rate of JPMorgan Chase Bank in effect on the date such payment was required to be made, together with reasonable legal fees and expenses incurred in connection with such suit. It is expressly understood that in no event shall the Company be required to pay the fee referred to in this Section 6.07(b) on more than one occasion.

        (c)   The Company shall reimburse Parent and Sub, in an aggregate amount not to exceed $12,500,000, for all their out-of-pocket expenses actually incurred in connection with this Agreement, the Merger and the other Transactions if this Agreement is terminated pursuant to Section 8.01(b)(iii) or 8.01(c); provided, however, that no such reimbursement shall be required if the Company is otherwise obligated to make a payment to Parent pursuant to Section 6.07(b). Such reimbursement, if any, shall be paid upon demand following such termination.

        SECTION 6.08.    Public Announcements.    Each of Parent and Sub, on the one hand, and the Company, on the other hand, shall use its reasonable best efforts to consult with each other before issuing, and, to the extent reasonably feasible, provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

        SECTION 6.09.    Transfer Taxes.    All stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) ("Transfer Taxes") incurred in connection with the Transactions shall be paid by either Sub or the Surviving Corporation, and the Company shall cooperate with Sub and Parent in preparing, executing and filing any Tax Returns with respect to such Transfer Taxes, including supplying in a timely manner a complete list of all real property interests held by the Company that are located in New York State and any information with respect to such property that is reasonably necessary to complete such Tax Returns.

        SECTION 6.10.    Rights Agreements; Consequences if Rights Triggered.    The Company Board shall take all further actions (in addition to those referred to in Section 3.05(c)) requested in writing by Parent in order to render the Company Rights inapplicable to the Merger and the other Transactions. Except as approved in writing by Parent, the Company Board shall not (i) amend the Company Rights Agreement, (ii) redeem the Company Rights or (iii) take any action with respect to, or make any determination under, the Company Rights Agreement. If any Distribution Date or Share Acquisition Date occurs under the Company Rights Agreement at any time during the period from the date of this Agreement to the Effective Time, the Company and Parent shall make such adjustment to the Merger Consideration as the Company and Parent shall mutually agree so as to preserve the economic benefits that the Company and Parent each reasonably expected on the date of this Agreement to receive as a result of the consummation of the Merger and the other Transactions.

        SECTION 6.11.    Stockholder Litigation.    The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and its directors relating to any Transaction; provided, however, that no such settlement shall be agreed to without Parent's consent, which consent shall not be unreasonably withheld.

        SECTION 6.12.    Resignation of Directors of the Company.    Prior to the Effective Time, the Company shall cause each member of the Company Board to execute and deliver a letter, which shall not be revoked or amended prior to the Effective Time, effectuating his or her resignation as a director of the Company Board effective immediately prior to the Effective Time.

        SECTION 6.13.    Other Actions by Parent.    Parent shall not, and shall use its reasonable best efforts to cause its affiliates not to, take any action that would reasonably be expected to result in any condition to the Merger set forth in Article VII not being satisfied.

ARTICLE VII

CONDITIONS PRECEDENT

        SECTION 7.01.    Conditions to Each Party's Obligation to Effect the Merger.    The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

          (a)   Stockholder Approval.    The Company shall have obtained the Company Stockholder Approval.

          (b)   Antitrust.    Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired. Any Consents and filings required prior to the Closing under any foreign Antitrust Law, the absence of which would reasonably be expected to (i) have a Company Material Adverse Effect or (ii) result in a criminal violation, shall have been obtained or made.

          (c)   No Injunctions or Restraints.    No restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that prior to asserting this condition, subject to Section 6.03, each of the parties shall have used its reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such judgment that may be entered.

          (d)   Solvency Opinion.    Each of Parent and the Company shall have received a solvency opinion, in form and substance reasonably satisfactory to Parent and the Company, from a nationally recognized financial advisor that is regularly involved in the business of valuing companies and rendering solvency opinions and that is selected by the Company and reasonably satisfactory to Parent opining that both immediately prior to the Effective Time and on a pro forma basis immediately after giving effect to the consummation of the Merger and the other Transactions (including the Debt Financing and the application of the proceeds therefrom), the Company and the Surviving Corporation, as applicable, shall be solvent (as such term is customarily defined in such solvency opinions).

        SECTION 7.02.    Conditions to Obligations of Parent and Sub.    The obligations of Parent and Sub to effect the Merger are further subject to the following conditions:

          (a)   Representations and Warranties.    The representations and warranties of the Company set forth in this Agreement that are qualified as to Company Material Adverse Effect shall be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to Company Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date). Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

          (b)   Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

          (c)   No Litigation.    There shall not be pending any suit, action or proceeding by any Governmental Entity or any other person, in each case that has arisen after the date of this Agreement and has a reasonable likelihood of success, relating to the Merger or any other Transaction and which (i) is reasonably likely to result in the Company or any Company Subsidiary being required to pay material damages or other amounts or (ii) otherwise is reasonably likely to have a Company Material Adverse Effect. As a result of any judgment or settlement in respect of any such suit, action or proceeding by any Governmental Entity or any other person, neither the Company nor any Company Subsidiary shall have paid, or shall be required to pay, (i) any material damages or other amounts or (ii) any amount that otherwise would reasonably be expected to have a Company Material Adverse Effect.

          (d)   Absence of Company Material Adverse Effect.    Except as disclosed in the Company Disclosure Letter or in any Filed Company SEC Document, since the date of this Agreement there shall not have been any event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (e)   Financing.    Sub shall have received the proceeds of the Debt Financing from the Lenders.

        SECTION 7.03.    Condition to Obligation of the Company.    The obligation of the Company to effect the Merger is further subject to the following conditions:

          (a)   Representations and Warranties.    The representations and warranties of Parent and Sub set forth in this Agreement that are qualified as to Parent Material Adverse Effect shall be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to Parent Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date). The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

          (b)   Performance of Obligations of Parent and Sub.    Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

          (c)   Financing.    Sub shall have available at the Closing cash in an amount sufficient for the Surviving Corporation to provide the Paying Agent, concurrently with the Closing, cash necessary to pay for the shares of Company Common Stock to be converted into the right to receive cash proceeds pursuant to Section 2.01(c).

        SECTION 7.04.    Frustration of Closing Conditions.    None of the Company, Parent or Sub may rely on the failure of any condition set forth in Section 7.01, 7.02 or 7.03, as the case may be, to be satisfied if such failure was caused by such party's failure to use reasonable best efforts to consummate the Merger and the other Transactions as required by and subject to Section 6.03.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        SECTION 8.01.    Termination.    This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval:

          (a)   by mutual written consent of Parent, Sub and the Company;

          (b)   by either Parent or the Company:

            (i)    if the Merger is not consummated on or before December 15, 2005 (the "Outside Date"), unless the failure to consummate the Merger is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement; provided, however, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a nonfinal order, decree, ruling or action restraining, enjoining or otherwise prohibiting the consummation of the Merger;

            (ii)   if any Governmental Entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

            (iii)  if, upon a vote thereon at a duly held meeting to obtain the Company Stockholder Approval, the Company Stockholder Approval is not obtained;

          (c)   by Parent, if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.02(a) or 7.02(b), and (ii) cannot be or has not been cured by the Outside Date (provided that neither Parent nor Sub is then in wilful and material breach of any representation, warranty or covenant contained in this Agreement);

          (d)   by Parent:

            (i)    if the Company Board or any committee thereof withdraws or modifies, in a manner adverse to Parent or Sub, or publicly proposes to withdraw or modify, in a manner adverse to Parent or Sub, its approval or recommendation of this Agreement or the Merger, fails to recommend to the Company's stockholders that they give the Company Stockholder Approval or approves or recommends, or publicly proposes to approve or recommend, any Company Takeover Proposal; or

            (ii)   if (A) the Company or any of its officers, directors, employees, representatives or agents knowingly takes any of the actions that would be proscribed by Section 5.02 but for the exceptions therein allowing certain actions to be taken pursuant to Section 5.02(c) or the second sentence of Section 5.02(d), unless such action has only an immaterial effect on Parent, or (B) the Company gives Parent the notification contemplated by Section 8.05(b)(iii);

          (e)   by the Company prior to receipt of the Company Stockholder Approval in accordance with Section 8.05(b); provided, however, that the Company shall have complied with all provisions thereof, including the notice provisions therein; or

          (f)    by the Company, if Parent or Sub breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.03(a) or 7.03(b), and (ii) cannot be or has not been cured by the Outside Date (provided that the Company is not then in wilful and material breach of any representation, warranty or covenant contained in this Agreement).

        SECTION 8.02.    Effect of Termination.    In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than Section 3.17, Section 4.06, the last sentence of Section 6.02, Section 6.07, this Section 8.02 and Article IX, which provisions shall survive such termination, and except to the extent that such termination results from the willful and material breach by a party of any representation, warranty or covenant set forth in this Agreement.

        SECTION 8.03.    Amendment.    This Agreement may be amended by the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that after receipt of the Company Stockholder Approval, there shall be made no amendment that by Law requires further approval by the stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

        SECTION 8.04.    Extension; Waiver.    At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. No extension or waiver by the Company shall require the approval of the stockholders of the Company. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

        SECTION 8.05.    Procedure for Termination, Amendment, Extension or Waiver.    (a) A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.03 or an extension or waiver under this Agreement pursuant to Section 8.04 shall, in order to be effective, require in the case of Sub or the Company, action by its Board of Directors or, to the extent permitted by law, the duly authorized designee of its Board of Directors. Termination of this Agreement prior to the Effective Time shall not require the approval of the stockholders of the Company.

        (b)   The Company may terminate this Agreement pursuant to Section 8.01(e) only if (i) the Company Board has received a Superior Company Proposal, (ii) in light of such Superior Company Proposal a majority of the disinterested directors of the Company shall have determined in good faith, after consultation with outside counsel, that the failure to withdraw or modify its recommendation of the Merger and this Agreement would be inconsistent with the Company Board's exercise of its fiduciary duty under applicable Law, (iii) the Company has notified Parent in writing of the determinations described in clause (ii) above, (iv) at least five business days following receipt by Parent of the notice referred to in clause (iii) above, and taking into account any revised proposal made by Parent since receipt of the notice referred to in clause (iii) above, such Superior Company Proposal remains a Superior Company Proposal and a majority of the disinterested directors of the Company has again made the determinations referred to in clause (ii) above, (v) the Company is in compliance, in all material respects, with Section 5.02, (vi) the Company has previously paid the fee due under Section 6.07, (vii) the Company Board concurrently approves, and the Company concurrently enters into, a definitive agreement providing for the implementation of such Superior Company Proposal and (viii) Parent is not at such time entitled to terminate this Agreement pursuant to Section 8.01(c) (assuming for purposes of this clause (viii) that the Outside Date is the date of termination of this Agreement by the Company except where the applicable breach or failure to perform is not wilful and material and is capable of being cured prior to the Outside Date).

ARTICLE IX

GENERAL PROVISIONS

        SECTION 9.01.    Nonsurvival of Representations and Warranties.    None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

        SECTION 9.02.    Notices.    All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)   if to Parent or Sub, to

    Triton Acquisition Holding Co.
        c/o Ripplewood Holdings L.L.C.
        One Rockefeller Plaza, 32nd Floor
        New York, NY 10020

        Attention: Christopher Minnetian

    with a copy to:

    Cravath, Swaine & Moore LLP
        Worldwide Plaza
        825 Eighth Avenue
        New York, NY 10019

        Attention: Peter S. Wilson, Esq.
                           Mark I. Greene, Esq.

        (b)   if to the Company, to

    Maytag Corporation
        403 West Fourth Street, North
        Newton, IA 50208

        Attention: Roger Scholten

    with a copy to:

    Wachtell, Lipton, Rosen & Katz
        51 West 52nd Street
        New York, NY 10019

        Attention: Richard D. Katcher, Esq.
                           James Cole, Jr., Esq.

        SECTION 9.03.    Definitions.    For purposes of this Agreement:

        An "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

        A "Company Material Adverse Effect" means a material adverse effect on (a) the business, assets, financial condition, prospects or results of operations of the Company and the Company Subsidiaries, taken as a whole, other than any event, change, effect, development, condition or occurrence arising out of or relating to (i) general economic or political conditions in the United States of America or (ii) conditions generally affecting industries in which any of the Company or the Company Subsidiaries operates (except, in the case of clauses (i) and (ii) above, if the event, change, effect, development, condition or occurrence disproportionately impacts the business, assets, financial condition, prospects or results of operations of the Company and the Company Subsidiaries, taken as a whole), (b) the ability of the Company to perform its obligations under this Agreement or (c) the ability of the Company to consummate the Merger and the other Transactions to be performed or consummated by the Company.

        "knowledge" means, with respect to the Company, the knowledge of any of Ralph Hake, George Moore, Roger Scholten or Steven Klyn.

        A "Parent Material Adverse Effect" means a material adverse effect on (i) the ability of Parent or Sub, as the case may be, to perform its obligations under this Agreement (including the ability of Parent and Sub to obtain the Financing) or (ii) the ability of Parent or Sub, as the case may be, to consummate the Merger and the other Transactions to be performed or consummated by Parent or Sub, as the case may be.

        A "person" means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

        A "subsidiary" of any person means another person (a) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person, or (b) of which such first person is, in the case of a partnership, the general partner or, in the case of a limited liability company, the managing member.

        SECTION 9.04.    Interpretation; Disclosure Letter.    When a reference is made in this Agreement to a Section or subsection, such reference shall be to a Section or subsection, as applicable, of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Any matter disclosed in any section of the Company Disclosure Letter shall be deemed disclosed only for the purposes of the specific Sections of this Agreement to which such section relates.

        SECTION 9.05.    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        SECTION 9.06.    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        SECTION 9.07.    Entire Agreement; No Third-Party Beneficiaries.    This Agreement, taken together with the Company Disclosure Letter and the Confidentiality Agreement, (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the Transactions and (b) except for Section 6.06 and except as otherwise provided in the Confidentiality Agreement, are not intended to confer upon any person other than the parties hereto any rights or remedies. Notwithstanding clause (b) of the immediately preceding sentence, following the Effective Time the provisions of Article II shall be enforceable by holders of Certificates. For all purposes of this Agreement and the Confidentiality Agreement, the Confidentiality

Agreement shall be deemed to be amended to add at the end of the last sentence of the first paragraph thereof the text ", other than RHJ International, Goldman Sachs Capital Partners and the J. Rothschild Group of Companies (each of which shall be deemed to be a "Representative" hereunder)".

        SECTION 9.08.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable to the Merger.

        SECTION 9.09.    Assignment.    Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Sub of any of its obligations under this Agreement. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

        SECTION 9.10.    Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or the State of Delaware, or the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any New York state court, any Federal court located in the State of New York or the State of Delaware, or the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any Transaction in any court other than any New York state court, any Federal court sitting in the State of New York or the State of Delaware or the Court of Chancery of the State of Delaware and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any Transaction.

[Signature page follows.]

        IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Agreement, all as of the date first written above.

TRITON ACQUISITION HOLDING CO.,
By:	/s/ CHRISTOPHER MINNETIAN
	Name:	Christopher Minnetian
Title:
TRITON ACQUISITION CO.,
By:	/s/ CHRISTOPHER MINNETIAN
	Name:	Christopher Minnetian
Title:
MAYTAG CORPORATION,
By:	/s/ ROGER K. SCHOLTEN
	Name:	Roger K. Scholten
	Title:	Senior Vice President

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION
OF
SURVIVING CORPORATION

ARTICLE I

        The name of the corporation (hereinafter called the "Corporation") is "Maytag Corporation".

ARTICLE II

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.

ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

        The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock having the par value of $1.00 per share. The holders of shares of Common Stock of the Corporation shall have no preemptive right to purchase or have offered to them for purchase any shares of Common Stock or other equity securities issued or to be issued by the Corporation.

ARTICLE V

        The number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors of the Corporation. Any director or the entire Board of Directors of the Corporation may be removed, with or without cause, at any time by the holders of a majority of the shares of Common Stock then entitled to vote at an election of directors or by written consent of the stockholders.

ARTICLE VI

        In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

ARTICLE VII

        Unless and except to the extent that the By-laws of the Corporation so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VIII

        To the fullest extent from time to time permitted by law, no person who is or was a director of the Corporation shall be personally liable to any extent to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director. Any amendment, modification or repeal of the

EXHIBIT A-1

foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE IX

        SECTION 1.    Any person who is or was a director or officer of the Corporation, or of any other corporation, partnership, joint venture, trust or other enterprise for which he served as such at the request of the Corporation, shall in accordance with the provisions of this Article IX hereinafter set forth be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), to which he was or is a party, or is threatened to be made a party, by reason of his being or having been a director or officer of the Corporation or of such other corporation, partnership, joint venture, trust or other enterprise. The director or officer shall be entitled to such indemnification if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, in itself, create a presumption that the person did not meet the standards of conduct set forth herein. In the case of any action or suit by or in the right of the Corporation to procure a judgment in its favor, such director or officer shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to such expenses which the Delaware Court of Chancery or such other court shall deem proper.

        SECTION 2.    To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article IX, or defense of any claim, issue or matter therein, he shall be entitled, as of right, to indemnification as provided in this Article IX. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 of this Article IX. Such determination shall be made with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (3) if there are no such directors, or if such directors so direct, by independent legal counsel (who shall not be regular counsel of the Corporation and shall have generally recognized competence to advise upon the matter) in a written opinion; or (4) by the stockholders.

        SECTION 3.    Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding of the character described in this Article IX may be paid by the Company in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall be ultimately determined that he is not entitled to indemnification under this Article IX.

EXHIBIT A-2

        SECTION 4.    The rights of indemnification and advancement of expenses provided in or granted pursuant to this Article IX shall be in addition to any other rights to which any such director or officer may be entitled as a matter of law, under any contract, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and in the event of such person's death, such rights shall extend to his heirs and legal representatives. The foregoing rights shall be available whether or not such person continues to be a director or officer at the time of incurring or becoming subject to such liability or expenses and whether or not the claim asserted against him is based on matters which antedate the adoption of this Article IX.

        SECTION 5.    The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article IX.

        SECTION 6.    For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to such constituent corporation if its separate existence had continued.

        SECTION 7.    For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

EXHIBIT A-3

EXHIBIT B

MAYTAG CORPORATION

BYLAWS

Offices

        1.     The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the registered agent in charge thereof is the Corporation Trust Company. The corporation may also have an office in the City of Newton, Jasper County, State of Iowa, and also offices at such other places as the board of directors may from time to time appoint or the business of the corporation may require.

Seal

        2.     The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware."

Stockholders Meetings

        3.     Meetings of the stockholders may be held at such place as shall be determined by resolution of the board of directors.

        4.     An annual meeting of the stockholders shall be held on such date and at such time and place as shall be fixed by resolution of the board of directors. Any previously scheduled annual or special meeting of the stockholders may be postponed by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. At the annual meeting the stockholders shall elect directors of the class for which the term expires on such date and shall transact such other business as may properly be brought before the meeting.

        Except as otherwise provided by statute or the Certificate of Incorporation, the only business which properly shall be conducted at any annual meeting of the stockholders shall (i) have been specified in the written notice of the meeting (or any supplement thereto) given as provided in Bylaw 7, (ii) be brought before the meeting by or at the direction of the Board of Directors or the officer of the corporation presiding at the meeting or (iii) have been specified in a written notice (a "Stockholder Meeting Notice") given to the corporation, in accordance with all of the following requirements, by or on behalf of any stockholder who is entitled to vote at such meeting. Each Stockholder Meeting Notice must be delivered personally to, or be mailed to and received by, the secretary of the corporation at the principal executive offices of the corporation, in Newton, Iowa, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the Stockholder Meeting Notice to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Each Stockholder Meeting Notice shall set forth: (i) a description of each item of business proposed to be brought before the meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing to bring such item of business before the meeting; (iii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record

EXHIBIT B-1

date for the meeting (if such date shall then have been made publicly available) and as of the date of such Stockholder Meeting Notice and; (iv) all other information which would be required to be included in a proxy statement filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934 as amended. No business shall be brought before any annual meeting of stockholders of the corporation otherwise than as provided in this Bylaw 4; provided, however, that nothing contained in this Bylaw 4 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting. The officer of the corporation presiding at the annual meeting of stockholders shall, if the facts so warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Bylaw 4 and, if he should so determine, he should so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

        5.     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws. The officer of the corporation presiding at the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum present. Notice of the time or place of an adjourned meeting shall be given only as required by law. The stockholders present at a duly called meeting may continue to transact business until adjournment, notwithstanding the withdrawal of sufficient stockholders to constitute the remaining stockholders less than a quorum. At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        6.     At each meeting of the stockholders every stockholder having the right to vote shall be entitled to vote in person or may authorize another person or persons to act for such stockholder as proxy by the methods provided in Section 212 of the General Corporation Law of the State of Delaware, as in effect from time to time. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation. The vote for directors, and upon the demand of any stockholder, the vote upon any question before the meeting, shall be by ballot. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

        7.     Written notice of the annual meeting shall be prepared and mailed by the corporation to each stockholder entitled to vote thereat at such address as appears on the stock book of the corporation at least ten and not more than sixty days prior to the meeting.

        8.     A complete list of the stockholders entitled to vote at the ensuing meeting, arranged in alphabetical order, with the address of each, and the number of voting shares held by each, shall be prepared by the secretary and filed in the office where the meeting is to be held, at least ten days before every meeting of stockholders, and shall, during the usual hours of business during such ten day period, and during the whole time of said meeting of stockholders, be open to the examination of any stockholder for any purpose germane to the meeting.

        9.     Special meetings of stockholders of the corporation may be called only by the board of directors pursuant to a resolution approved by a majority of the whole board of directors. Any

EXHIBIT B-2

previously scheduled annual or special meeting of the stockholders may be postponed by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. This Bylaw 9 may not be amended or rescinded except by the affirmative vote of the holders of at least two-thirds of the stock of the corporation issued and outstanding and entitled to vote, at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment be contained in the notice of meeting.

        10.   Business transacted at all special meetings shall be confined to the objects stated in the notice of the special meeting. Written notice of a special meeting of stockholders stating the time and place and object thereof shall be prepared and mailed by the corporation, postage prepaid, at least ten and not more than sixty days before such meeting, to each stockholder entitled to vote thereat at such address as appears on the books of the corporation.

        11.   The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the corporation, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated by the board of directors as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the officer appointed to act or is able to act at a meeting of stockholders, the officer of the corporation presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

        The officer of the corporation presiding at the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting.

Directors

        12.   The property and business of this corporation shall be managed by its board of directors. Except as otherwise provided in these Bylaws or by law, the directors of the corporation shall be elected at the annual meeting of stockholders in each year. The number of directors which shall constitute the whole board of directors shall be at least three and such number may be fixed from time to time by a majority of the whole board.

        This Section 12 may not be amended or rescinded except by the affirmative vote of the holders of at least two-thirds of the stock of the corporation issued and outstanding and entitled to vote, at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment be contained in the notice of the meeting.

        13.   The directors may hold their meetings and have one or more offices, and keep the books of the corporation outside of Delaware, at the office of the corporation in the city of Newton, Iowa, or at such other places as they may from time to time determine.

        14.   In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by stockholders.

        14A.   Except as otherwise fixed pursuant to the Certificate of Incorporation relating to the rights of the holders of any one or more classes or series of Preferred Stock issued by the corporation, acting separately by class or series, to elect, under specified circumstances, directors at a meeting of stockholders, nominations for the election of directors may be made by the board of directors or a committee appointed by the board of directors or by any stockholder entitled to vote in the election of

EXHIBIT B-3

directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at any annual meeting only if written notice of such stockholder's intent to make such nomination or nominations has been delivered personally to, or been mailed to and received by, the secretary of the corporation at the principal executive offices of the corporation in Newton, Iowa, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and record address of the stockholder who intends to make the nomination; (ii) the name, age, principal occupation or employment, business address and residence address of the person or persons to be nominated; (iii) the class and number of shares of stock held of record, owned beneficially and represented by Proxy by such stockholder and by the person or persons to be nominated as of the date of such notice; (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (v) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (vi) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934, as amended, and the proxy rules of the Securities and Exchange Commission; and (vii) the consent of each nominee to serve as a director of the corporation if so elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. Notwithstanding anything in the second sentence of this Bylaw 14A to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw 14A shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation, in Newton, Iowa, not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation. The officer of the corporation presiding at the annual meeting of stockholders shall, if the facts so warrant, determine that a nomination was not made in accordance with the provisions of this Bylaw 14A, and if he should so determine, he should so declare to the meeting and the defective nomination shall be disregarded.

        Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the board of directors or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw 14A, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw 14A. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by the first paragraph of this Bylaw 14A shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the

EXHIBIT B-4

date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

        No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these Bylaws.

        Notwithstanding the provisions of Bylaw 4 and this Bylaw 14A, a stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in Bylaw 4 and this Bylaw 14A. Nothing in Bylaw 4 and this Bylaw 14A shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended.

Executive Committee

        15.   There may be an executive committee of two or more directors designated by resolution passed by a majority of the whole board. Said committee may meet at stated times, or on notice to all by any of their own number. During the intervals between meetings of the board such committee shall advise with and aid the officers of the corporation in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such powers as may be directed or delegated by the board of directors from time to time. The board may delegate to such committee authority to exercise all the powers of the board excepting power to amend the Bylaws, while the board is not in session. Vacancies in the membership of the committee shall be filled by the board of directors at a regular meeting or at a special meeting called for that purpose.

        16.   The executive committee shall keep regular minutes of its proceedings and report the same to the board when required.

Compensation of Directors

        17.   Directors who as officers or employees of the corporation receive compensation from it shall not receive any stated compensation for their services as directors; but by resolution of the board reasonable compensation for attendance at board meetings may be allowed and paid.

        Directors who do not receive compensation from the corporation for employment with it in the capacity of an officer or employee shall be allowed and paid such stated compensation as may be fixed by the board of directors; and such directors shall be reimbursed for expenses incurred in connection with the performance of their duties or services as director, the amount thereof to be allowed and paid by resolution of the board.

        Nothing herein contained shall be construed as precluding a director from serving the company in any other capacity and receiving compensation therefor.

        18.   Members of special or standing committees may be allowed and paid compensation for their services as such, and expenses incident thereto, in such amounts as from time to time are fixed and allowed by the board of directors.

Meetings of the Board

        19.   The newly elected board may meet without notice for the purpose of organization or otherwise immediately following the annual meeting of the stockholders or at such place and time as shall be fixed by resolution of the board.

        20.   Regular meetings of the board may be held without notice at such time and place as shall from time to time be determined by resolution of the board.

EXHIBIT B-5

        21.   Special meetings of the board may be called by the chairman of the board or the president on two days' written notice mailed to each director, or on not less than 24 hours' notice delivered to each director personally, telephonically or by telegram or telecopy at such number as has been provided by the director; special meetings shall be called by the chairman of the board, the president or secretary in like manner and on like notice on the written request of a majority of the directors then in office. A special meeting may be held without notice if all the directors are present or, if those not present waive notice of the meeting in writing, either before or after such meeting.

        22.   At all meetings of the board, four directors, but not less than one-third of the total number of directors, shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the board of directors, except as may be otherwise provided by statute or by the Certificate of Incorporation or by these Bylaws.

Officers

        23.   The officers of this corporation shall be chosen by the directors and shall be a president, one or more vice presidents, a secretary, controller, and such assistant secretaries as the board of directors may designate. The board may also elect a chairman of the board and in that event, shall designate whether he or the president shall be the chief executive officer of the corporation.

        24.   The board of directors, at its first meeting after each annual meeting of stockholders, shall elect the corporate officers.

        25.   The board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

        26.   The salaries of the officers of the corporation shall be fixed from time to time by the board of directors; provided that in the case of officer members of the board of directors their salaries may be fixed from time to time by either of the following additional methods: (i) by a salary committee of not less than three members appointed, by a resolution passed by a majority of the whole board of directors, from among the members of the board of directors who are not officers of the corporation, or (ii) by a salary committee composed of all members of the board of directors who are not officers of the corporation, such committee to act by a majority of its members. None of the officers of the corporation shall be prevented from receiving a salary by reason of the fact that he is also a member of the board of directors; but an officer who shall also be a member of the board of directors shall not have any vote in a determination by the board of directors of the amount of salary that shall be paid to him.

        27.   The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the whole board of directors.

Chairman of the Board of Directors

        28.   Whenever a chairman of the board of directors has been elected by the board, he shall preside at all meetings of the board of directors and of the stockholders. If no chairman of the board is elected, the president shall act as the chairman of the board and shall assume the powers and duties of the chairman.

President

        29.   (a) The president shall be the chief executive officer of the corporation unless a chairman of the board has been elected and designated as such officer. Subject to the authority of the chairman of

EXHIBIT B-6

the board in such event, the president shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect. In the absence or disability of the chairman of the board, where that office has been filled by election of the board, the powers and duties of the chairman shall be assumed by the president.

        (b)   He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation.

        (c)   He shall have the general powers and duties of supervision and management usually vested in the office of president of the corporation.

Vice President

        30.   The board of directors may elect one or more vice presidents and may designate one or more of the vice presidents to be executive vice presidents. Subject to the succession provided for in Bylaw 29(a), in the absence or disability of the CEO, the executive vice presidents, or the vice presidents in the event none have been designated "Executive", in the order designated, (or in the absence of any designation, then in the order of their election) shall perform the duties and exercise the powers of the CEO. The vice president(s) shall perform such other duties as the board of directors may prescribe.

Secretary

        31.   The secretary shall attend all sessions of the board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized. He shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.

Treasurer

        32.   (a) The treasurer shall, under the general direction of the Chief Financial Officer, be responsible for the planning and directing of corporate finance activities. He shall have the custody of corporate funds and securities and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors.

        (b)   He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, the President and the directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer.

        (c)   He shall give the Corporation a bond if required by the Board of Directors in a sum, and with one or more sureties satisfactory to the Board, for the faithful performance of the duties of his office, and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Chief Financial Officer

        33.   The Chief Financial Officer of the corporation shall have the general responsibility for the financial operations of the corporation and for all receipts and disbursements of the funds of the corporation.

EXHIBIT B-7

Controller

        34.   The controller shall be the chief accounting officer of the corporation.

Assistant Secretary

        35.   The assistant secretaries in the order of their seniority shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary, and shall perform such other duties as the board of directors shall prescribe.

Assistant Treasurer

        36.   Repealed.

Vacancies and Newly Created Directorships

        37.   If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, such vacancy may be filled by the board of directors.

        Vacancies in the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the expiration of the term of the class to which they have been chosen and until their successors are duly elected and qualified. This second paragraph of Section 37 may not be amended or rescinded except by the affirmative vote of the holders of at least two-thirds of the stock of the corporation issued and outstanding and entitled to vote, at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment be contained in the notice of the meeting.

Duties of Officers May be Delegated

        38.   In case of the absence of any officer of the corporation, or for any other reason that the board may deem sufficient, the board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any director, provided a majority of the entire board concur therein.

Certificates of Stock

        39.   The certificates of stock of the corporation shall be numbered and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary.

Transfers of Stock

        40.   Transfers of stock shall be made on the books of the corporation only by the person named in the certificate or by attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.

        41.   The board of directors shall have power to appoint one or more transfer agents and/or one or more registrars of transfers and may provide that the issuance of certificates of stock of this corporation shall not be valid unless signed by such transfer agent or transfer agents and/or registrar of transfers or registrars of transfers, and if such certificate is countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile.

EXHIBIT B-8

Record Dates

        42.   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business of the day next preceding the day on which notice is given, and the record date for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Registered Stockholders

        43.   The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Delaware.

Lost Certificate

        44.   Any person claiming a certificate of stock to be lost, stolen or destroyed, shall make an affidavit or affirmative of the fact and advertise the same in such manner as the board of directors may require, and shall if the directors so require give the corporation a bond of indemnity, sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new replacement certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost, stolen or destroyed.

Inspection of Books

        45.   The directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the accounts and books of the corporation (except such as may by statute be specifically open to inspection) or any of them shall be open to the inspection of the stockholders, and the stockholders' rights in this respect are and shall be restricted and limited accordingly.

Checks

        46.   All checks or demands for money and notes of the corporation, shall be signed by such officer or officers, employee or employees as the board of directors may from time to time designate.

Fiscal Year

        47.   Repealed.

EXHIBIT B-9

Directors' Annual Statement

        48.   The board of directors shall present at each annual meeting, and when called for by vote of the stockholders at any special meeting of the stockholders, a full and clear statement of the business and condition of the corporation.

Notices

        49.   Except as otherwise provided in these Bylaws, whenever under the provisions of these Bylaws notice is required to be given to any director, officer or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by telecopy as provided in Bylaw 21, by mail, by depositing the same in the post office or letter box, in a postpaid sealed wrapper, addressed to such stockholder, officer or director at such address as appears on the books of the corporation, or, in default of other address, to such director, officer or stockholder at the General Post Office in the City of Wilmington, Delaware, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

        Any stockholder, director, or officer may waive any notice required to be given under these Bylaws, either before or after the event for which such notice was required.

Incentive Payments

        50.   Repealed.

        51.   Unless otherwise provided by resolution adopted by the board of directors, the president or any vice president or the secretary may from time to time appoint an attorney or attorneys, or an agent or agents, to exercise in the name and on behalf of the company the powers and rights which it may have as the holder of stock or other securities in any other corporation or membership in any organization, to vote or consent in respect of such stock or other securities or membership, and the president, or any vice president or the secretary may execute or cause to be executed in the name and on behalf of the company and under its corporate seal, or otherwise all such written proxies or other instruments as he may deem necessary or proper in order that the company may exercise its powers and rights.

Amendments

        52.   Except as otherwise provided in these Bylaws, these Bylaws may be altered or amended by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, at any regular or special meeting of the stockholders, if notice of the proposed alteration or amendment be contained in the notice of the meeting, or (except as otherwise provided in these Bylaws) by the affirmative vote of a majority of the board of directors at a regular or special meeting of the board.

EXHIBIT B-10

APPENDIX B

LAZARD	LAZARD FRÈRES & CO. LLC 30 ROCKEFELLER PLAZA NEW YORK, NY 10020 PHONE 212-632-6000 www.lazard.com

                      May 19, 2005

The Board of Directors
Maytag Corporation
403 West Fourth Street, North
Newton, IA 50208

Dear Members of the Board:

        We understand that Maytag Corporation (the "Company"), Triton Acquisition Holding Co. ("Parent") and Triton Acquisition Co. ("Sub") propose to enter into an Agreement and Plan of Merger (the "Agreement"), pursuant to which Sub will merge with and into the Company (the "Merger"). Pursuant to the Agreement, all of the issued and outstanding shares of common stock of the Company, par value $1.25 per share (the "Company Common Stock"), other than shares of Company Common Stock owned by Parent, Sub or the Company or held by any holder who is entitled to demand and properly demands appraisal of such shares, will be converted into the right to receive $14.00 per share in cash (the "Consideration"). The terms and conditions of the Merger are set out more fully in the Agreement.

        You have requested our opinion as to the fairness as of the date hereof, from a financial point of view, to the holders of the Company Common Stock (other than Parent, Sub or the Company or any holder who demands and perfects appraisal rights) of the Consideration to be paid in the Merger to such holders. In connection with this opinion, we have:

  (i)
  reviewed the financial terms and conditions of a draft, dated May 19, 2005, of the Agreement;

  (ii)
  analyzed certain historical business and financial information relating to the Company;

  (iii)
  reviewed various financial forecasts and other data provided to us by the Company relating to its business;

  (iv)
  held discussions with members of the senior management of the Company with respect to the businesses and prospects of the Company;

  (v)
  reviewed public information with respect to certain other companies in lines of businesses we believe to be generally comparable to the business of the Company;

  (vi)
  reviewed the financial terms of certain business combinations involving companies in lines of businesses we believe to be generally comparable to that of the Company, and in other industries generally;

  (vii)
  reviewed the historical stock prices and trading volumes of the Company Common Stock; and

  (viii)
  conducted such other financial studies, analyses and investigations as we deemed appropriate.

        We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or concerning the solvency or fair value of the Company. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. Based on your guidance, we have relied for purposes of rendering this opinion on the "base case" and "low case" financial forecasts.

        Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. In rendering our opinion, we were not authorized to solicit, and did not solicit, third parties regarding alternatives to the Merger.

        In rendering our opinion, we have assumed that the Merger will be consummated on the terms described in the Agreement, without any waiver of any material terms or conditions by the Company and that obtaining the necessary regulatory approvals for the Merger will not have an adverse effect on the Company or the Merger. We have also assumed that the executed Agreement will conform in all material respects to the draft Agreement reviewed by us. We do not express any opinion as to any tax or other consequences that might result from the Merger, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. In addition, we do not express any opinion as to the price at which Company Common Stock may trade after announcement of the Merger or as to any agreement or other arrangement entered into by any employee or director of the Company in connection with the Merger.

        Lazard Frères & Co. LLC ("Lazard") is acting as investment banker to the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. Lazard has provided and may provide investment banking services to one or more affiliates of Parent, or to one or more of their respective portfolio companies or other affiliates, for which we may have received and may receive customary fees. In addition, in the ordinary course of our business, Lazard may actively trade shares of the Company Common Stock and other securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

        Our engagement and the opinion expressed herein are for the benefit of the Company's Board of Directors, and our opinion is rendered to the Company's Board of Directors in connection with its consideration of the Merger. This opinion does not address the merits of the underlying decision by the Company to engage in the Merger and is not intended to and does not constitute a recommendation to any holder of the Company Common Stock as to how such holder should vote with respect to the Merger or any matter relating thereto. It is understood that this letter may not be disclosed or otherwise referred to without our prior consent, except as may otherwise be required by law or by a court of competent jurisdiction, and except that this letter may if necessary be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Merger and the transactions related thereto.

        Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid to the holders of Company Common Stock in the Merger is fair to such holders from a financial point of view.

Very truly yours,
LAZARD FRÈRES & CO. LLC
By	/s/ William M. Lewis William M. Lewis, Jr. Managing Director

APPENDIX C

        SECTION 262    APPRAISAL RIGHTS.—(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the

Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair market value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

APPENDIX D(1)
FINANCIAL PROJECTION
RECONCILIATIONS

Category	Non-GAAP EPS as Discussed in Proxy	Per Share for Restructuring and Other Excluded Charges		GAAP EPS
Full year 2004:(2)
7+5 Forecast	$1.21	$1.11		$0.10
8+4 Forecast	$1.00	$1.10		-$0.10
9+3 Forecast	$0.95	$0.85		$0.10
10+2 Forecast	$0.85	$0.85		$0.00
Actual results	$0.88	$0.99		-$0.11
First Quarter 2005:
Actual results	$0.14	$0.04	(3)	$0.10
Full year 2005:
Annual Business Plan	$2.00	$0.05	(4)	$1.95
Annual Business Plan Range	$1.60 to $2.25	$0.05	(4)	$1.55 to $2.20
Initial earnings guidance	$1.55 to $1.65	$0.05	(4)	$1.50 to $1.60
Earnings per share forecasts (Lazard)—December 2004	$1.30	$0.05	(4)	$1.25
Earnings per share forecasts (Lazard)—December 2004	$1.60	$0.05	(4)	$1.55
Earnings per share forecasts (Lazard)—December 2004	$2.00	$0.05	(4)	$1.95
Earnings per share forecasts (Lazard)—December 2004	$2.25	$0.05	(4)	$2.20
0+12 Forecast	$1.77	$0.05	(4)	$1.72
Modified 0+12 Forecast	$1.45	$0.05	(4)	$1.40
Modified 0+12 Forecast (low case range)	$0.97 to $1.77	$0.05	(4)	$0.92 to 1.72
Revised earnings guidance—January 28, 2005	$1.15 to $1.35	$0.05	(4)	$1.10 to $1.30
Earnings per share forecasts (Lazard)—February 2005	$1.15	$0.05	(4)	$1.10
Earnings per share forecasts (Lazard)—February 2005	$1.30	$0.05	(4)	$1.25
Earnings per share forecasts (Lazard)—February 2005	$1.45	$0.05	(4)	$1.40
3+9 Forecast	$1.36	$0.08	(5)	$1.28
Modified 3+9	$0.88	$0.08	(5)	$0.80
Projection reviewed with the Board—April 21, 2005	$0.56 to $0.88	$0.08	(5)	$0.48 to $0.80
Revised earnings guidance—April 22, 2005	$0.55 to $0.65	$0.10	(6)	$0.45 to $0.55
Modified 3+9 range reviewed with Ripplewood—April 29, 2005	$0.56 to $0.88	$0.08	(5)	$0.48 to $0.80

(1)
Non-GAAP Measurements—Throughout this proxy statement Maytag has provided non-GAAP measurements which present earnings on a basis excluding restructuring charges and other items described in this Appendix D. Maytag provides these non-GAAP measurements as a way to help the Maytag board of directors better understand Maytag's earnings and enhance comparisons of

D-1

  Maytag's earnings from period to period. Among other things, Maytag's management uses the earnings results, excluding restructuring charges and other items described in this Appendix D, to evaluate the performance of Maytag's businesses. There are inherent limitations in the use of earnings, excluding such items, because Maytag's actual results do include the impact of these items. The non-GAAP measures are intended as a supplement to the comparable GAAP measures and Maytag compensates for the limitations inherent in the use of non-GAAP measures by using GAAP measures in conjunction with the non-GAAP measures.

(2)
See detailed breakdown of "restructuring and other excluded charges" in the table below.

(3)
The $0.04 "Per Share Restructuring and Other Excluded Charges" is comprised solely of restructuring and related charges.

(4)
The $0.05 "Per Share Restructuring and Other Excluded Charges" is comprised solely of restructuring and related charges.

(5)
The $0.08 "Per Share Restructuring and Other Excluded Charges" is comprised solely of restructuring and related charges.

(6)
The $0.10 "Per Share Restructuring and Other Excluded Charges" is comprised solely of restructuring and related charges and reflects a rounding upwards of the $0.08 "Per Share Restructuring and other Excluded Charges" described in note (5).

2004 Forecast Scenarios: GAAP to non-GAAP normalized numbers:

($ millions)	7+5 Forecast	8+4 Forecast	9+3 Forecast	10+2 Forecast	Actual
Earnings per share (excluding special charges)	$1.21	$1.00	$0.95	$0.85	$0.88
Restructuring and related charges	$0.74	$0.73	$0.58	$0.58	$0.59
Goodwill impairment	$0.12	$0.12	$0.12	$0.12	$0.12
Gain on sale of assets			$(0.10)	$(0.10)	$(0.10)
Front-load washer litigation	$0.16	$0.16	$0.16	$0.16	$0.29
Distributor lawsuit judgment	$0.09	$0.09	$0.09	$0.09	$0.09
Total Restructuring and other Excluded Items	$1.11	$1.10	$0.85	$0.85	$0.99

Earnings per share (GAAP)	$0.10	$(0.10)	$0.10	$0.0	$(0.11)

D-2

MAYTAG SPECIAL MEETING OF STOCKHOLDERS
10:30 A.M. C.D.T., August 19, 2005

Sodexho Marriott Conference Center
600 North Second Avenue West
Newton, Iowa 50208

        Attendance at the special meeting is limited to Maytag stockholders and one guest or named representative. We reserve the right to limit the number of representatives who may attend the meeting.

  •
  An admission card will be required to enter the Maytag special meeting, in accordance with Maytag's admittance procedures. Upon arrival at the special meeting, you will be asked to present your admission card.

  •
  If you hold your Maytag shares directly with Maytag and received a paper proxy card, please detach and bring the admission card, which was included in the mailing from the company.

  •
  If you hold your Maytag shares directly with Maytag and received your proxy electronically, bring a copy of the Special Meeting Notification e-mail, which contains your account number.

  •
  If your Maytag shares are held for you in a brokerage, bank or other institutional account, you should bring your proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

        If you have questions regarding admission to the special meeting, please call Maytag Stockholder Services at 641.787.8584.

        Note:    The use of video or still photography or recording devices is not permitted.

403 W. 4th Street North Newton, Iowa 50208

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Maytag Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
IF YOU HAVE VOTED OVER THE INTERNET OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MAYTGI KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MAYTAG CORPORATION

The Board of Directors recommends a vote
"FOR" items (1) and (2).

Vote on Proposals		For	Against	Abstain

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of May 19, 2005, by and among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation, as it may be amended from time to time	☐	☐	☐

2.
	In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting of stockholders or any adjournment or postponement of the meeting of stockholders, including any procedural matters incident to the conduct of the meeting of stockholders, such as the approval of any proposal to adjourn the special meeting to a later date to solicit additional proxies in favor of Proposal 1 in the event that there are not sufficient votes for approval of Proposal 1 at the special meeting.	☐	☐	☐

Please date, sign exactly as name appears above, and return in the enclosed envelope. Executors, administrators, trustees, guardians or attorneys should indicate the capacity in which they sign. Corporate owners should sign in their corporate names and affix their seals.

For comments or address change, please check this box and write them on the back where indicated.	☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX] Date

ADMISSION CARD

SPECIAL MEETING OF SHAREOWNERS
10:30 A.M. C.D.T, AUGUST 19, 2005
SODEXHO MARRIOTT CONFERENCE CENTER
600 NORTH SECOND AVENUE WEST
NEWTON, IOWA 50208

        You should present this admission card in order to gain admittance to the meeting. This card admits the shareholder listed on the reverse side and one guest or named representative and is not transferable. If shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming beneficial ownership of the shares.

        Note:    If you plan on attending the Special Meeting in person, please bring, in addition to this Admission Card, a proper form of identification. The use of video or still photography or other recording devices at the Special Meeting is not permitted.

MAYTAG CORPORATION

Proxy for Special Meeting, August 19, 2005, Solicited by the Board of Directors

        George C. Moore, Roger K. Scholten and Steven J. Klyn, and each of them (with full power to act without the others and with power of substitution), are hereby appointed attorneys and proxies of the undersigned to attend the Special Meeting of Stockholders on August 19, 2005, and any adjournment or postponement thereof, and to vote and act for the undersigned as indicated on the reverse side.

        If shares of Maytag Corporation Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective trustee of each applicable Voting Plan to vote all shares of Maytag Corporation Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein, at the Special Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Special Meeting, including but not limited to the matters set forth on the reverse side. Your instructions about voting under the Voting Plans are confidential. If you do not provide voting instructions for shares held in a Voting Plan, the unvoted shares will be voted by the trustee in the same proportion as the total shares voted by plan participants. Any unallocated shares held in a Voting Plan will also be voted by the trustee in the same proportion as the total shares voted by the plan participants.

        This proxy when properly executed will be voted in the manner directed herein and revokes all previous proxies. If no direction is made, this proxy will be voted FOR items (1) and (2).

Comments/Address Change:

(If comments or address change have been noted above, please mark the corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
YOUR VOTE IS IMPORTANT
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
FORWARD-LOOKING STATEMENTS
SUMMARY
The Companies (page 12)
The Special Meeting
The Merger
THE SPECIAL MEETING
ADOPTION OF THE MERGER AGREEMENT
Consolidated Financial Highlights
Consolidated Financial Highlights: Reconciliation of Non-GAAP to GAAP
Consolidated Financial Highlights 2005 @ $2.00 Per Share
Consolidated Financial Highlights 2005 @ $2.00 Per Share: Reconciliation of Non-GAAP to GAAP
The Base Case Projections
The Base Case Projections: Reconciliation of Non-GAAP to GAAP
The Low Case Projections
The Low Case Projections: Reconciliation of Non-GAAP to GAAP
The High Case Projections
The High Case Projections: Reconciliation of Non-GAAP to GAAP
THE MERGER AGREEMENT
MARKET PRICE OF MAYTAG'S COMMON STOCK AND DIVIDEND DATA
Market Information
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION
TABLE OF CONTENTS
INDEX OF DEFINED TERMS
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB
ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS
ARTICLE VI ADDITIONAL AGREEMENTS
ARTICLE VII CONDITIONS PRECEDENT
ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER
ARTICLE IX
GENERAL PROVISIONS
MAYTAG CORPORATION BYLAWS Offices
Seal
Stockholders Meetings
Directors
Executive Committee
Compensation of Directors
Meetings of the Board
Officers
Chairman of the Board of Directors
President
Vice President
Secretary
Treasurer
Chief Financial Officer
Controller
Assistant Secretary
Assistant Treasurer
Vacancies and Newly Created Directorships
Duties of Officers May be Delegated
Certificates of Stock
Transfers of Stock
Record Dates
Registered Stockholders
Lost Certificate
Inspection of Books
Checks
Fiscal Year
Directors' Annual Statement
Notices
Incentive Payments
Amendments
APPENDIX B
APPENDIX C
APPENDIX D(1) FINANCIAL PROJECTION RECONCILIATIONS
MAYTAG SPECIAL MEETING OF STOCKHOLDERS 10:30 A.M. C.D.T., August 19, 2005 Sodexho Marriott Conference Center 600 North Second Avenue West Newton, Iowa 50208
ADMISSION CARD SPECIAL MEETING OF SHAREOWNERS 10:30 A.M. C.D.T, AUGUST 19, 2005 SODEXHO MARRIOTT CONFERENCE CENTER 600 NORTH SECOND AVENUE WEST NEWTON, IOWA 50208